Incentive Life Plus(TM) (94-300)
Champion 2000(TM)(90-400)                           Issued by
Incentive Life 2000(TM)(90-300)                     EQUITABLE VARIABLE
Survivorship 2000(TM)(92-500)                       LIFE INSURANCE COMPANY
Incentive Life(TM)(85-300 & 88-300)
SP-Flex(TM)(87-500)
The Champion(TM)(85-11)
SP-1(TM)(85-09)
Basic Policy(TM)(85-01)
Expanded Policy(TM)(85-02)




                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 28, 1996

This supplement updates the Prospectus you received for your variable life insurance policy, as previously supplemented. Please read this supplement carefully. This supplement should be attached to your Prospectus and you should retain both for future reference. Terms used in this supplement have the same meaning as in the Prospectus.

TELEPHONE TRANSFERS. Effective immediately, we are extending the deadline for making telephone transfers to 4:00 p.m. Eastern Time. All other conditions for making telephone transfers remain unchanged.




                                                                          VM-516
--------------------------------------------------------------------------------
            This Supplement Should be Retained for Future Reference.

                                 Copyright 1996
                    Equitable Variable Life Insurance Company
                              All rights reserved.
37431

                                  CHAMPION 2000

                         MODIFIED PREMIUM VARIABLE WHOLE
                              LIFE INSURANCE POLICY

                                    ISSUED BY
                               EQUITABLE VARIABLE
                             LIFE INSURANCE COMPANY
                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1995

INTRODUCTION. This supplement updates certain information contained in the product prospectus dated May 1, 1994. Please read this supplement and the prospectus carefully. You should attach this supplement to your prospectus and any supplements thereto and retain them for future reference. Terms used in this supplement have the same meanings as in the prospectus, except that, from now on, we will refer to the Guaranteed Interest Division as the Guaranteed Interest Account and to the divisions of Separate Account FP as "Funds." Equitable Variable will send you an additional copy of the prospectus or any supplement without charge, on written request.

NEW INTERNATIONAL FUND. A new Fund called the International Fund has been available since April 3, 1995, subject to regulatory approval in your state. This Fund will invest in a corresponding portfolio of The Hudson River Trust (the Trust). Alliance Capital Management L.P. (Alliance) acts as investment adviser to the new portfolio. See THE INVESTMENT ADVISER section in the Trust's prospectus, which is attached to your product prospectus, for additional information about Alliance and its investment advisory fees.

The investment objective of the Trust's International Portfolio is long-term growth of capital. The Portfolio will pursue this objective by investing in equity securities selected principally to permit participation in non-United States companies with prospects for growth.

The advisory fee payable by the Trust to Alliance with respect to the International Portfolio will equal .900% of daily average net assets up to $500 million, .850% of the next $1 billion, and .800% of daily average net assets over $1.5 billion.

EQUITABLE VARIABLE. The information under the heading EQUITABLE VARIABLE is updated as follows: Equitable Variable was organized in 1972 in New York State as a stock life insurance company. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. At December 31, 1994, we had approximately $125.8 billion face amount of variable life insurance in force.

EQUITABLE. The information under the heading OUR PARENT, EQUITABLE is updated as follows: Equitable is a wholly-owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA beneficially owns 60.5% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company, Equitable and their subsidiaries. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies. Equitable, the Holding Company and their subsidiaries managed approximately $174.5 billion in assets as of December 31, 1994.

THE TRUST'S INVESTMENT ADVISER. The information about Alliance Capital Management L.P., the Trust's investment adviser, is updated as follows: As of December 31, 1994, Alliance was managing approximately $121.3 billion in assets. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.




VM 506                                                     Catalog Number 126720
--------------------------------------------------------------------------------
            THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

                                 Copyright 1995
                   Equitable Variable Life Insurance Company
                              All rights reserved.

HUDSON RIVER TRUST RATES OF RETURN. The information under the heading HUDSON RIVER TRUST RATES OF RETURN in the prospectus is updated as follows. The rates of return shown below are based on the actual investment performance of The Hudson River Trust portfolios, after deduction for investment management fees and direct operating expenses of the Trust, for periods ending December 31, 1994. The historical performance of the Common Stock and Money Market Portfolios for periods prior to March 22, 1985 has been adjusted to reflect current investment management fees of .40% per annum and estimated direct operating expenses of the Trust of .10% per annum. The Common Stock Portfolio and its predecessors have been in existence since 1976. No return information is provided for the International Portfolio, since it received its initial funding on April 3, 1995. The yields shown below are derived from the actual rate of return of the Trust portfolio for the period, which is then adjusted to omit capital changes in the portfolio during the period. We show the SEC standardized 7-day yield for the Money Market Portfolio and the SEC 30-day yield for the Intermediate Government Securities, Quality Bond and High Yield Portfolios.

These rates of return and yields are not illustrative of how actual investment performance will affect the benefits under your policy. Moreover, these rates of return and yields are not an estimate or guarantee of future performance.

THESE RATES OF RETURN AND YIELDS ARE FOR THE TRUST ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES, PREMIUM TAX CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER A CHAMPION 2000 POLICY. SUCH CHARGES WOULD REDUCE THE RETURNS AND YIELDS SHOWN. SEE ILLUSTRATIONS OF CHAMPION 2000 POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS BELOW.



                                                                   RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1994
                                                         ------------------------------------------------------------------------


   PORTFOLIO                                   YIELDS    1 YEAR   3 YEARS    5 YEARS    10 YEARS    15 YEARS   SINCE INCEPTION(A)
   ---------                                   ------    ------   -------    -------    --------    --------   ------------------

   Money Market............................     5.59%     4.02%   3.51%       4.98%       6.27%         --         7.54%
   Intermediate Government Securities......     6.35     (4.37)   3.75          --          --          --         6.16
   Quality Bond............................     6.37     (5.10)     --          --          --          --        (4.49)
   High Yield..............................    10.53     (2.79)  10.37       10.60          --          --         9.04
   Growth & Income.........................              (0.58)     --          --          --          --        (0.66)
   Equity Index (b)........................                 --      --          --          --          --         1.08(b)
   Common Stock............................              (2.14)   8.03        9.82       15.25       15.32%       13.91
   Global..................................               5.23   11.42       11.15          --          --        10.39
   Aggressive Stock........................              (3.81)   2.84       17.06          --          --        18.78

   The Asset Allocation Series:
   Conservative Investors..................              (4.10)   3.97        7.46          --          --         7.71
   Balanced................................              (8.02)   0.12        7.29          --          --        11.25
   Growth Investors........................              (3.15)   5.42       14.05          --          --        14.19
---------

(a) The Equity Index Portfolio received its initial funding on March 1, 1994; the Growth & Income and Quality Bond Portfolios on October 1, 1993; the
    Intermediate Government Securities Portfolio on April 1, 1991; the Conservative Investors and the Growth Investors Portfolios on October 2, 1989; the Global Portfolio on August 27, 1987; the High Yield Portfolio on January 2, 1987; the Aggressive Stock and Balanced Portfolios on January 27, 1986; the predecessor of the Money Market Portfolio on July 13, 1981; and the predecessor of the Common Stock Portfolio on January 13, 1976.

(b) Unannualized.

Additional investment performance information appears in the attached Trust prospectus.

ILLUSTRATIONS OF POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The table on the next page was developed to demonstrate how the actual investment experience of the Trust and its predecessors would have affected the Policy Account value and Cash Surrender Value of hypothetical Champion 2000 policies held for specified periods of time. The table illustrates premiums, Policy Account values and Cash Surrender Values of twelve hypothetical Champion 2000 policies, each with a 100% premium allocation to a different Fund. The illustration also assumes that, in each case, the insured is a 40-year-old male, standard risk non-smoker and that the policy has a level death benefit, a $200,000 Face Amount and a $2,285.11 annual premium.

The table assumes that each policy was purchased on the first day of a calendar year. For Trust portfolios whose inception dates fall before June 30, the policy is assumed to have been purchased at the beginning of and earned the actual return over that entire calendar year. For Trust portfolios whose inception dates fall after June 30, the policy is assumed to have been purchased at the beginning of the first full calendar year of that portfolio's operation. Policy values in the "Since Inception" column are for periods ended December 31, 1994.

Policy values reflect all charges assessed under the policy and by the Trust. Where applicable, current charges have been used to determine policy values; if guaranteed charges were used, the results would be lower.

                          ILLUSTRATIONS OF CHAMPION 2000 POLICY ACCOUNT AND CASH SURRENDER VALUES
                     BASED ON HISTORICAL INVESTMENT RESULTS, $200,000 OF INITIAL INSURANCE PROTECTION
                                                    AND CURRENT CHARGES


                               AT THE END OF THE FIRST YEAR         AT THE END OF THE FIFTH YEAR
                               ----------------------------         ----------------------------

                                 TOTAL    POLICY     CASH            TOTAL     POLICY      CASH
                                PREMIUM   ACCOUNT  SURRENDER        PREMIUM    ACCOUNT   SURRENDER
   PORTFOLIO                     PAID      VALUE     VALUE           PAID       VALUE      VALUE
   ---------                     ----      -----     -----           ----       -----      -----

Money Market..................  $2,285    $1,728     $605           $11,425    $10,332     $8,872
Int. Gov't Securities.........   2,285     1,717      594
Quality Bond..................   2,285     1,394      271
High Yield....................   2,285     1,575      452            11,425     10,670      9,209
Growth & Income...............   2,285     1,479      356
Equity Index..................
Common Stock..................   2,285     1,659      536            11,425     15,340     13,879
Global........................   2,285     1,692      569            11,425     10,882      9,421
Aggressive Stock..............   2,285     2,135    1,012            11,425     13,215     11,754

THE ASSET ALLOCATION SERIES:
----------------------------
Conservative Investors........   2,285     1,611      487            11,425      9,463      8,002
Balanced......................   2,285     2,017      894            11,425     11,158      9,698
Growth Investors..............   2,285     1,688      565            11,425     11,148      9,688


THESE VALUES ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.



                               AT THE END OF THE TENTH YEAR     POLICY OWNED SINCE PORTFOLIO'S INCEPTION
                               ----------------------------     ----------------------------------------

                                 TOTAL     POLICY      CASH           TOTAL      POLICY       CASH
                                PREMIUM    ACCOUNT   SURRENDER       PREMIUM     ACCOUNT    SURRENDER
   PORTFOLIO                     PAID       VALUE      VALUE          PAID        VALUE       VALUE
   ---------                     ----       -----      -----          ----        -----       -----

Money Market.................. $22,850    $24,112    $22,853         $29,705     $31,312    $30,843
Int. Gov't Securities.........                                         9,140       7,011      5,605
Quality Bond..................                                         2,285       1,394        271
High Yield....................                                        18,280      19,684     18,081
Growth & Income...............                                         2,285       1,479        356
Equity Index..................                                         2,285       1,625        501
Common Stock..................  22,850     39,817     38,557          43,415     145,697    145,697
Global........................                                        15,995      18,915     17,346
Aggressive Stock..............                                        20,565      34,765     33,334

THE ASSET ALLOCATION SERIES:
----------------------------
Conservative Investors........                                        11,425       9,463      8,002
Balanced......................                                        20,565      22,380     20,949
Growth Investors..............                                        11,425      11,148      9,688


THESE VALUES ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

TAX CHANGES. The United States Congress may in the future enact legislation that could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effect regardless of the date of enactment. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you, the insured person or your beneficiary. These laws may change from time to time without notice.

The discussion of the tax effects contained in your prospectus or supplements is based on our current understanding of Federal income tax laws as currently interpreted as they apply to U.S. resident individual taxpayers. This discussion should not be considered tax advice. We suggest you consult your legal or tax adviser.

DISTRIBUTION. Equico Securities, Inc. ("Equico"), a wholly-owned subsidiary of Equitable, is the principal underwriter of the Trust under a Distribution
Agreement. Equico is also the distributor of our variable life insurance policies and Equitable's variable annuity contracts under a Distribution and Servicing Agreement. Equico is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Equico's principal business address is 1755 Broadway, New York, N.Y. 10019. Equico is paid a fee for its services as distributor of our policies. For 1994, Equico was paid a fee of $216,920 for its services under the Distribution and Servicing Agreement.

The amounts paid and accrued to Equitable by us under our sales and services agreements with Equitable totalled approximately $380.5 million in 1994, $355.7 million in 1993 and $374.9 million in 1992.

LONG-TERM MARKET TRENDS. Appendix A to this supplement updates the information contained in Appendix A to the prospectus.

MANAGEMENT. An updated list of our directors and principal officers and a brief statement of their business experience for the past five years is contained in Appendix B.

ACCOUNTING AND ACTUARIAL EXPERTS

The financial statements in this supplement replace those contained in the prospectus. The financial statements of Separate Account FP and Equitable
Variable  included  in this  supplement  have been  audited  for the years ended
December 31, 1994 and 1993, by Price Waterhouse LLP, and for the year ended December 31, 1992 by Deloitte & Touche LLP, as stated in their respective reports. The financial statements of Separate Account FP and Equitable Variable for the years ended December 31, 1994 and 1993 included in this supplement have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account FP and Equitable Variable for the year ended December 31, 1992 included in this supplement have been so included in reliance on the reports of Deloitte & Touche LLP, independent accountants, given upon the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable Variable contained in this supplement should be considered only as bearing upon the ability of Equitable Variable to meet its obligations under the Champion 2000 policies. They should not be considered as bearing upon the investment experience of the Funds of the Separate Account.

Actuarial matters in this supplement have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ILLUSTRATIONS OF POLICY BENEFITS

The illustrations contained in Part 4 of the prospectus are updated as follows:

To help clarify how the key financial elements of the policy work, a series of tables have been prepared. The tables show how death benefits, Policy Account and Cash Surrender Values ("policy benefits") under a hypothetical Champion 2000 policy could vary over time if the Funds had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual policy benefits will differ from those shown in the tables if the annual investment returns AVERAGE 0%, 6% or 12% over a period of years but go above or below those figures in individual policy years. Actual policy benefits will also differ, depending on your premium allocations to each Fund, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for an individual Fund. The tables are for a 40 year old standard risk male non-smoker. Scheduled premiums of $2,285.11 for an initial Face Amount of $200,000 are assumed to be paid at the beginning of each policy year. The
Maximum Scheduled Premium for this policy is $7,542.56. See PREMIUM REDETERMINATION in the prospectus. The difference between the Policy Account and the Cash Surrender Values in the first fifteen years is the amount of the Surrender Charges. See SURRENDER CHARGES in the prospectus.

The tables illustrate cost of insurance and expense charges (policy cost factors) at both the current rates and at the maximum rates guaranteed in the policy. Beginning in the sixth policy year, the current tables reflect the reduction in current cost of insurance charges. Beginning in year eleven, the current charges reflect the termination of the Premium Sales Charge. See DEDUCTIONS FROM YOUR PREMIUMS in the prospectus. The amounts shown at the end of each policy year reflect current daily charges against the Funds of .60% for mortality and expense risks (.70% for the guaranteed table), .51% for investment management (the average of the effective annual advisory fees applicable to each Trust portfolio during 1994 and the maximum advisory fee for the International Portfolio) and .03% for direct Trust expenses. The charge reflected for direct Trust expenses exceeds the aggregate actual charges incurred by the portfolios of the Trust as a percentage of aggregate average daily Trust net assets during 1994. The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be 1.14%, on 6% it would be 4.80% and on 12% it would be 10.73%. Remember, however, that investment management fees and direct Trust expenses vary by portfolio. See THE TRUST'S INVESTMENT ADVISER in the prospectus.

The tables assume a first year monthly administrative charge of $20 and an applicable tax rate of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current tables assume that the monthly administrative charge remains constant at $5 after the first policy year. The guaranteed tables assume that this monthly charge is $8. The tables reflect the fact that no charge is currently made for Federal taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the policy to arrive at the Cash Surrender Value of the policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the policy to arrive at the death benefit of the policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on the age and sex of the proposed insured person, standard risk assumptions and an initial Face Amount of your choice. If you purchase a policy, we will, on request, deliver an individualized illustration reflecting the scheduled premium you have chosen and the insured person's actual risk class. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Policy Account value. If you request illustrations more than once in any policy year, we may charge for the illustration.

                                  CHAMPION 2000
                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                               MALE AGE 40
                               NON-SMOKER                 DEATH BENEFIT OPTION A
                        ASSUMING CURRENT CHARGES


                                      DEATH BENEFIT(3)                    POLICY ACCOUNT(3)              CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED    ------------------------------      -----------------------------     --------------------------------
    YEAR       PREMIUMS(2)       0%         6%         12%           0%        6%         12%          0%          6%          12%
   ------      -----------    --------   --------   --------      -------   --------   --------     --------    --------    --------
      1          $  2,399     $200,000   $200,000   $200,000      $ 1,487   $  1,594   $  1,710      $   364    $   471    $    578
      2             4,919      200,000    200,000    200,000        3,117      3,430      3,756        1,880      2,193       2,519
      3             7,564      200,000    200,000    200,000        4,711      5,336      6,014        3,359      3,984       4,662
      4            10,342      200,000    200,000    200,000        6,267      7,314      8,495        4,861      5,908       7,088
      5            13,258      200,000    200,000    200,000        7,784      9,367     11,221        6,323      7,906       9,761

      6            16,320      200,000    200,000    200,000        9,263     11,499     14,225        7,748      9,984      12,711
      7            19,536      200,000    200,000    200,000       10,704     13,715     17,536        9,136     12,146      15,968
      8            22,912      200,000    200,000    200,000       12,107     16,018     21,190       10 505     14,415      19,587
      9            26,457      200,000    200,000    200,000       13,468     18,410     25,220       12,037     16,979      23,789
     10            30,179      200,000    200,000    200,000       14,789     20,899     29,676       13,529     19,639      28,417

     15            51,775      200,000    200,000    200,000       21,076     35,368     60,775       21,076     35,368      60,775

     20            79,337      200,000    200,000    226,512       25,760     52,915    113,313       25,760     52,915     113,313

 25 (age 65)     $114,515     $200,000   $200,000   $351,700      $28,644    $74,915   $201,432      $28,644    $74,915    $201,432

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.


                                INTERNAL RATE OF RETURN             INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
   END OF                       ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED     ---------------------------      ---------------------------------
    YEAR       PREMIUMS(2)        0%        6%       12%            0%         6%          12%
   ------      -----------     -------   -------   -------      ---------   ---------   ---------
      1          $  2,399      -84.09%   -79.41%   -74.71%      8,652.31%   8,652.31%   8,652.31%
      2             4,919      -46.43    -40.02    -33.71         786.87      786.87      786.87
      3             7,564      -31.65    -24.78    -18.08         306.10      306.10      306.10
      4            10,342      -23.72    -16.71     -9.92         174.31      174.31      174.31
      5            13,258      -19.11    -12.03     -5.20         117.08      117.08      117.08

      6            16,320      -16.12     -9.00     -2.16          86.06       86.06       86.06
      7            19,536      -14.05     -6.89     -0.04          66.91       66.91       66.91
      8            22,912      -12.49     -5.31      1.53          54.04       54.04       54.04
      9            26,457      -10.96     -3.86      2.90          44.87       44.87       44.87
     10            30,179       -9.81     -2.77      3.93          38.04       38.04       38.04

     15            51,775       -6.37      0.39      6.87          20.14       20.14       20.14

     20            79,337       -5.85      1.38      8.03          12.65       12.65       13.64

 25 (age 65)     $114,515       -5.84%     2.03%     8.71%          8.66%       8.66%      12.19%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                  CHAMPION 2000
                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                               MALE AGE 40
                               NON-SMOKER                 DEATH BENEFIT OPTION A
                        ASSUMING CURRENT CHARGES


                                      DEATH BENEFIT(3)                    POLICY ACCOUNT(3)              CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED    ------------------------------      -----------------------------     --------------------------------
    YEAR       PREMIUMS(2)       0%         6%         12%           0%        6%         12%          0%          6%          12%
   ------      -----------    --------   --------   --------      -------   --------   --------     --------    --------    --------
      1          $  2,399     $200,000   $200,000   $200,000      $ 1,485   $  1,592   $  1,699      $   362    $   469    $    576
      2             4,919      200,000    200,000    200,000        2,985      3,293      3,615        1,747      2,055       2,377
      3             7,564      200,000    200,000    200,000        4,434      5,042      5,701        3,082      3,690       4,349
      4            10,342      200,000    200,000    200,000        5,829      6,836      7,973        4,423      5,430       6,567
      5            13,258      200,000    200,000    200,000        7,171      8,679     10,451        5,710      7,218       8,991

      6            16,320      200,000    200,000    200,000        8,452     10,565     13,151        6,937      9,050      11,636
      7            19,536      200,000    200,000    200,000        9,671     12,494     16,095        8,102     10,925      14,526
      8            22,912      200,000    200,000    200,000       10,824     14,466     19,307        9,222     12,863      17,704
      9            26,457      200,000    200,000    200,000       11,910     16,480     22,816       10,479     15,049      21,385
     10            30,179      200,000    200,000    200,000       12,923     18,532     26,649       11,663     17,273      25,390

     15            51,775      200,000    200,000    200,000       16,599     29,166     51,897       16,599     29,166      51,897

     20            79,337      200,000    200,000    200,000       16,875     39,530     91,898       16,875     39,530      91,898

 25 (age 65)     $114,515     $200,000   $200,000   $271,758      $11,531    $47,790   $155,646      $11,531    $47,790    $155,646

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.



                                INTERNAL RATE OF RETURN             INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
   END OF                       ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED     ---------------------------      ---------------------------------
    YEAR       PREMIUMS(2)        0%        6%       12%            0%         6%          12%
   ------      -----------     -------   -------   -------      ---------   ---------   ---------
      1          $  2,399      -84.17%   -79.49%   -74.80%      8,652.31%   8,652.31%   8,652.31%
      2             4,919      -49.28    -42.79    -36.41         786.87      786.87      786.87
      3             7,564      -34.95    -27.92    -21.08         306.10      306.10      306.10
      4            10,342      -27.01    -19.78    -12.80         174.31      174.31      174.31
      5            13,258      -22.28    -14.94     -7.89         117.08      117.08      117.08

      6            16,320      -19.21    -11.77     -4.67          86.06       86.06       86.06
      7            19,536      -17.09     -9.55     -2.41          66.91       66.91       66.91
      8            22,912      -15.49     -7.87     -0.71          54.04       54.04       54.04
      9            26,457      -13.89     -6.32      0.78          44.87       44.87       44.87
     10            30,179      -12.71     -5.16      1.91          38.04       38.04       38.04

     15            51,775       -9.76     -2.05      5.03          20.14       20.14       20.14

     20            79,337      -10.86     -1.40      6.26          12.65       12.65       12.65

 25 (age 65)     $114,515      -16.38%    -1.40%     7.04%          8.66%       8.66%      10.59%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                  CHAMPION 2000
                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                               MALE AGE 40
                               NON-SMOKER                 DEATH BENEFIT OPTION B
                        ASSUMING CURRENT CHARGES


                                      DEATH BENEFIT(3)                    POLICY ACCOUNT(3)             CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED    ------------------------------      -----------------------------     --------------------------------
    YEAR       PREMIUMS(2)       0%         6%         12%           0%        6%         12%          0%          6%          12%
   ------      -----------    --------   --------   --------      -------   --------   --------     --------    --------    --------
      1          $  2,399     $200,031   $200,138   $200,245      $ 1,485   $  1,592   $  1,699      $   362    $   468    $    576
      2             4,919      200,000    200,309    200,635        3,113      3,425      3,751        1,876      2,188       2,513
      3             7,564      200,000    200,514    201,189        4,705      5,328      6,003        3,353      3,976       4,651
      4            10,342      200,000    200,758    201,933        6,259      7,302      8,477        4,853      5,896       7,071
      5            13,258      200,000    201,043    202,887        7,775      9,349     11,193        6,314      7,889       9,733

      6            16,320      200,000    201,379    204,086        9,253     11,475     14,182        7,738      9,960      12,667
      7            19,536      200,000    201,770    205,560       10,693     13,682     17,472        9,124     12,113      15,903
      8            22,912      200,000    202,223    207,345       12,096     15,975     21,097       10,493     14,373      19,494
      9            26,457      200,000    202,738    209,471       13,456     18,354     25,087       12,025     16,923      23,656
     10            30,179      200,000    203,331    211,993       14,777     20,827     29,489       13,518     19,568      28,229

     15            51,775      200,000    208,208    232,970       21,065     35,126     59,888       21,065     35,126      59,888

     20            79,337      200,000    216,840    274,584       25,749     52,156    109,900       25,749     52,156     109,900

 25 (age 65)     $114,515     $200,000   $232,182   $353,304      $28,633    $72,718   $193,840      $28,633    $72,718    $193,840

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.



                                INTERNAL RATE OF RETURN             INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
   END OF                       ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED     ---------------------------      ---------------------------------
    YEAR       PREMIUMS(2)        0%        6%       12%            0%         6%          12%
   ------      -----------     -------   -------   -------      ---------   ---------   ---------
      1          $  2,399      -84.17%   -79.50%   -74.81%      8,653.67%   8,658.35%   8,663.04%
      2             4,919      -46.52    -40.12    -33.82         786.87      787.60      788.35
      3             7,564      -31.72    -24.86    -18.18         306.10      306.48      306.98
      4            10,342      -23.77    -16.79    -10.01         174.31      174.60      175.06
      5            13,258      -19.15    -12.10     -5.30         117.08      117.34      117.81

      6            16,320      -16.16     -9.07     -2.26          86.06       86.31       86.81
      7            19,536      -14.08     -6.96     -0.14          66.91       67.17       67.71
      8            22,912      -12.51     -5.37      1.43          54.04       54.31       54.91
      9            26,457      -10.98     -3.93      2.79          44.87       45.15       45.82
     10            30,179       -9.82     -2.84      3.81          38.04       38.33       39.07

     15            51,775       -6.38      0.31      6.70          20.14       20.57       21.79

     20            79,337       -5.86      1.24      7.77          12.65       13.29       15.16

 25 (age 65)     $114,515       -5.85%     1.81%     8.46%          8.66%       9.61%      12.21%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                  CHAMPION 2000
                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                               MALE AGE 40
                               NON-SMOKER                 DEATH BENEFIT OPTION B
                        ASSUMING CURRENT CHARGES


                                      DEATH BENEFIT(3)                    POLICY ACCOUNT(3)             CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED    ------------------------------      -----------------------------     --------------------------------
    YEAR       PREMIUMS(2)       0%         6%         12%           0%        6%         12%          0%          6%          12%
   ------      -----------    --------   --------   --------      -------   --------   --------     --------    --------    --------
      1          $  2,399     $200,029   $200,136   $200,243      $ 1,483   $  1,590   $  1,697      $   360    $   467    $    574
      2             4,919      200,000    200,172    200,492        2,980      3,288      3,608        1,743      2,050       2,371
      3             7,564      200,000    200,219    200,876        4,428      5,033      5,690        3,076      3,681       4,338
      4            10,342      200,000    200,279    201,410        5,821      6,823      7,954        4,415      5,417       6,548
      5            13,258      200,000    200,355    202,115        7,162      8,661     10,421        5,701      7,200       8,960

      6            16,320      200,000    200,445    203,009        8,443     10,541     13,105        6,928      9,027      11,590
      7            19,536      200,000    200,552    204,114        9,661     12,464     16,026        8,092     10,895      14,457
      8            22,912      200,000    200,676    205,456       10,815     14,428     19,208        9,212     12,825      17,605
      9            26,457      200,000    200,816    207,058       11,901     16,432     22,674       10,470     15,001      21,242
     10            30,179      200,000    200,977    208,952       12,913     18,473     26,448       11,654     17,214      25,189

     15            51,775      200,000    202,087    224,002       16,590     29,005     50,920       16,590     29,005      50,920

     20            79,337      200,000    203,787    252,520       16,866     39,103     87,836       16,866     39,103      87,836

 25 (age 65)     $114,515     $200,000   $206,124   $302,549      $11,522    $46,660   $143,085      $11,522    $46,660    $143,085

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.



                                INTERNAL RATE OF RETURN             INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
   END OF                       ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED     ---------------------------      ---------------------------------
    YEAR       PREMIUMS(2)        0%        6%       12%            0%         6%          12%
   ------      -----------     -------   -------   -------      ---------   ---------   ---------
      1          $  2,399      -84.25%   -79.58%   -74.90%      8,653.59%   8,658.26%   8,662.95%
      2             4,919      -49.37    -42.90    -36.53         786.87      787.27      788.02
      3             7,564      -35.03    -28.02    -21.20         306.10      306.26      306.75
      4            10,342      -27.07    -19.86    -12.91         174.31      174.42      174.86
      5            13,258      -22.33    -15.01     -8.00         117.08      117.17      117.62

      6            16,320      -19.25    -11.84     -4.78          86.06       86.14       86.61
      7            19,536      -17.12     -9.62     -2.53          66.91       66.99       67.50
      8            22,912      -15.52     -7.94     -0.84          54.04       54.12       54.69
      9            26,457      -13.91     -6.39      0.65          44.87       44.95       45.58
     10            30,179      -12.73     -5.22      1.76          38.04       38.12       38.82

     15            51,775       -9.77     -2.12      4.80          20.14       20.25       21.37

     20            79,337      -10.87     -1.51      5.88          12.65       12.80       14.50

 25 (age 65)     $114,515      -16.39%    -1.60%     6.49%          8.66%       8.85%      11.26%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1994



                                                    INTERMEDIATE
                                        MONEY        GOVERNMENT        HIGH                             COMMON         EQUITY
                                        MARKET       SECURITIES       YIELD           BALANCED          STOCK          INDEX
                                       DIVISION       DIVISION       DIVISION         DIVISION         DIVISION       DIVISION
                                     ------------    -----------    -----------     ------------     ------------    -----------
ASSETS
Investments in shares of The
   Hudson River Trust -- at
   market value (Notes 2 and 9)
Cost: $138,079,624 ..............    $138,112,384
        31,003,727 ..............                    $28,266,864
        50,877,692 ..............                                   $50,004,589
       341,928,746 ..............                                                   $339,049,871
       814,398,039 ..............                                                                    $812,349,390
        31,724,933 ..............                                                                                    $31,325,647
Receivable (payable) for
   policy related
   transactions .................       4,109,267         49,140        (10,836)         (18,276)         622,866         21,063
                                     ------------    -----------    -----------     ------------     ------------    -----------
Total Assets ....................     142,221,651     28,316,004     49,993,753      339,031,595      812,972,256     31,346,710
                                     ------------    -----------    -----------     ------------     ------------    -----------
LIABILITIES
Payable (receivable) for
   purchases (sales) of shares of
   The Hudson River Trust .......       3,997,965         52,945         15,230          122,383          705,098         21,172
Amount retained by Equitable
   Variable in Separate Account
   FP (Note 6) ..................         727,601        608,984        523,622          493,647        1,260,957        200,135
                                     ------------    -----------    -----------     ------------     ------------    -----------
Total Liabilities ...............       4,725,566        661,929        538,852          616,030        1,966,055        221,307
                                     ------------    -----------    -----------     ------------     ------------    -----------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS ..............    $137,496,085    $27,654,075    $49,454,901     $338,415,565     $811,006,201    $31,125,403
                                     ============    ===========    ===========     ============     ============    ===========

See Notes to Financial Statements.


                                                                                                        ASSET ALLOCATION SERIES
                                                                                                      ----------------------------
                                                       AGGRESSIVE       GROWTH &       QUALITY         CONSERVATIVE       GROWTH
                                         GLOBAL          STOCK           INCOME          BOND           INVESTORS       INVESTORS
                                        DIVISION        DIVISION        DIVISION       DIVISION          DIVISION        DIVISION
                                      ------------    ------------     ----------    ------------     ------------    ------------
ASSETS
Investments in shares of The
   Hudson River Trust -- at
   market value (Notes 2 and 9)
Cost: $239,147,145 ..............     $242,277,425
       325,633,174 ..............                     $356,394,492
         7,040,082 ..............                                      $6,898,497
       137,464,263 ..............                                                    $121,943,063
       139,172,881 ..............                                                                     $130,405,184
       368,555,840 ..............                                                                                     $367,785,147
Receivable (payable) for
   policy related
   transactions .................          693,092      (1,580,927)       191,538          (6,487)         102,625         410,514
                                      ------------    ------------     ----------    ------------     ------------    ------------
Total Assets ....................      242,970,517     354,813,565      7,090,035     121,936,576      130,507,809     368,195,661
                                      ------------    ------------     ----------    ------------     ------------    ------------
LIABILITIES
Payable (receivable) for
   purchases (sales) of shares of
   The Hudson River Trust .......          592,036      (1,539,689)       191,896          (6,195)          91,960         493,712
Amount retained by Equitable
   Variable in Separate Account
   FP (Note 6) ..................          540,010         681,389        989,756       4,706,299          475,351         482,395
                                      ------------    ------------     ----------    ------------     ------------    ------------
Total Liabilities ...............        1,132,046        (858,300)     1,181,652       4,700,104          567,311         976,107
                                      ------------    ------------     ----------    ------------     ------------    ------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS ..............     $241,838,471    $355,671,865     $5,908,383    $117,236,472     $129,940,498    $367,219,554
                                      ============    ============     ==========    ============     ============    ============

See Notes to Financial Statements.




                                     FSA-1

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,


                                                                      MONEY MARKET DIVISION
                                                             ----------------------------------------
                                                                1994           1993           1992
                                                             ----------     ----------     ----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $5,368,883     $4,163,389     $4,686,996
   Expenses (Note 3):
     Mortality and expense risk charges .................       826,379        834,113        778,018
                                                             ----------     ----------     ----------
NET INVESTMENT INCOME ...................................     4,542,504      3,329,276      3,908,978
                                                             ----------     ----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
     Realized gain (loss) on investments ................        95,530       (339,754)      (136,115)
     Realized gain distribution from
       The Hudson River Trust ...........................          --             --             --
                                                             ----------     ----------     ----------
NET REALIZED GAIN (LOSS) ................................        95,530       (339,754)      (136,115)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................       (14,267)      (224,885)      (178,161)
     End of period ......................................        32,760        (14,267)      (224,885)
                                                             ----------     ----------     ----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................        47,027        210,618        (46,724)
                                                             ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................       142,557       (129,136)      (182,839)
                                                             ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $4,685,061     $3,200,140     $3,726,139
                                                             ==========     ==========     ==========

See Notes to Financial Statements.


                                                            INTERMEDIATE GOVERNMENT SECURITIES DIVISION
                                                            --------------------------------------------
                                                               1994             1993            1992
                                                            ------------     -----------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $  5,671,984     $14,930,827     $14,839,013
   Expenses (Note 3):
     Mortality and expense risk charges .................        527,675       1,470,325       1,569,627
                                                            ------------     -----------     -----------
NET INVESTMENT INCOME ...................................      5,144,309      13,460,502      13,269,386
                                                            ------------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
     Realized gain (loss) on investments ................    (10,163,976)      3,999,846        (196,985)
     Realized gain distribution from
       The Hudson River Trust ...........................           --        11,449,074       4,721,432
                                                            ------------     -----------     -----------
NET REALIZED GAIN (LOSS) ................................    (10,163,976)     15,448,920       4,524,447
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     (1,617,237)      1,966,231       6,448,937
     End of period ......................................     (2,736,863)     (1,617,237)      1,966,231
                                                            ------------     -----------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (1,119,626)     (3,583,468)     (4,482,706)
                                                            ------------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (11,283,602)     11,865,452          41,741
                                                            ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $ (6,139,293)    $25,325,954     $13,311,127
                                                            ============     ===========     ===========

See Notes to Financial Statements.


                                                                  SHORT-TERM WORLD INCOME DIVISION
                                                              ---------------------------------------
                                                                1994*         1993           1992
                                                              ---------     ---------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............     $  81,851     $ 504,768     $   687,929
   Expenses (Note 3):
     Mortality and expense risk charges .................         2,373        27,415          33,520
                                                              ---------     ---------     -----------
NET INVESTMENT INCOME ...................................        79,478       477,353         654,409
                                                              ---------     ---------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
     Realized gain (loss) on investments ................      (115,812)     (645,029)       (347,915)
     Realized gain distribution from
       The Hudson River Trust ...........................          --            --              --
                                                              ---------     ---------     -----------
NET REALIZED GAIN (LOSS) ................................      (115,812)     (645,029)       (347,915)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................       (76,633)     (676,871)         (5,422)
     End of period ......................................          --         (76,633)       (676,871)
                                                              ---------     ---------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................        76,633       600,238        (671,449)
                                                              ---------     ---------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................       (39,179)      (44,791)     (1,019,364)
                                                              ---------     ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................     $  40,299     $ 432,562     $  (364,955)
                                                              =========     =========     ===========

See Notes to Financial Statements.

*For the period January 1, 1994 through February 22, 1994 (date of substitution).




                                     FSA-2

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,



                                                                         HIGH YIELD DIVISION
                                                             ----------------------------------------
                                                                1994            1993          1992
                                                             -----------     ----------    ----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $ 4,578,946     $4,488,259    $4,025,728
   Expenses (Note 3):
     Mortality and expense risk charges .................        305,522        285,992       248,485
                                                             -----------     ----------    ----------
NET INVESTMENT INCOME ...................................      4,273,424      4,202,267     3,777,243
                                                             -----------     ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................       (328,199)       107,852      (813,039)
   Realized gain distribution from
     The Hudson River Trust .............................           --        1,030,687          --
                                                             -----------     ----------    ----------
NET REALIZED GAIN (LOSS) ................................       (328,199)     1,138,539      (813,039)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................      4,734,999        763,746      (772,587)
     End of period ......................................       (873,103)     4,734,999       763,746
                                                             -----------     ----------    ----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (5,608,102)     3,971,253     1,536,333
                                                             -----------     ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................     (5,936,301)     5,109,792       723,294
                                                             -----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $(1,662,877)    $9,312,059    $4,500,537
                                                             ===========     ==========    ==========

See Notes to Financial Statements.


                                                                         BALANCED DIVISION
                                                            --------------------------------------------
                                                                1994             1993          1992
                                                            ------------     -----------    ------------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $ 10,557,487     $10,062,862    $  9,484,792
   Expenses (Note 3):
     Mortality and expense risk charges .................      2,103,510       2,047,811       1,728,449
                                                            ------------     -----------    ------------
NET INVESTMENT INCOME ...................................      8,453,977       8,015,051       7,756,343
                                                            ------------     -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        858,164       1,446,919         870,777
   Realized gain distribution from
     The Hudson River Trust .............................           --        20,280,817      21,249,123
                                                            ------------     -----------    ------------
NET REALIZED GAIN (LOSS) ................................        858,164      21,727,736      22,119,900
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     37,960,661      30,072,900      68,832,284
     End of period ......................................     (2,878,875)     37,960,661      30,072,900
                                                            ------------     -----------    ------------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (40,839,536)      7,887,761     (38,759,384)
                                                            ------------     -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (39,981,372)     29,615,497     (16,639,484)
                                                            ------------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $(31,527,395)    $37,630,548    $ (8,883,141)
                                                            ============     ===========    ============

See Notes to Financial Statements.


                                                                       COMMON STOCK DIVISION
                                                            ---------------------------------------------
                                                                1994             1993            1992
                                                            ------------     ------------    ------------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $ 11,755,355     $ 10,311,886    $  8,962,566
   Expenses (Note 3):
     Mortality and expense risk charges .................      4,741,008        4,005,102       3,127,993
                                                            ------------     ------------    ------------
NET INVESTMENT INCOME ...................................      7,014,347        6,306,784       5,834,573
                                                            ------------     ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        292,144        4,176,629      (2,382,465)
   Realized gain distribution from
     The Hudson River Trust .............................     43,936,280       85,777,775      34,335,116
                                                            ------------     ------------    ------------
NET REALIZED GAIN (LOSS) ................................     44,228,424       89,954,404      31,952,651
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     71,350,568       22,647,989      46,299,874
     End of period ......................................     (2,048,649)      71,350,568      22,647,989
                                                            ------------     ------------    ------------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (73,399,217)      48,702,579     (23,651,885)
                                                            ------------     ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (29,170,793)     138,656,983       8,300,766
                                                            ------------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $(22,156,446)    $144,963,767    $ 14,135,339
                                                            ============     ============    ============

See Notes to Financial Statements.




                                     FSA-3

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,



                                                              EQUITY
                                                               INDEX
                                                             DIVISION                   GLOBAL DIVISION
                                                             ---------     -----------------------------------------
                                                               1994*          1994            1993           1992
                                                             ---------     -----------     -----------    ----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $ 596,180     $ 2,768,605     $ 1,060,406    $  392,650
   Expenses (Note 3):
     Mortality and expense risk charges .................      152,789       1,211,620         466,897       216,472
                                                             ---------     -----------     -----------    ----------
NET INVESTMENT INCOME ...................................      443,391       1,556,985         593,509       176,178
                                                             ---------     -----------     -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................       (6,949)      3,347,704       1,333,766       (31,023)
   Realized gain distribution from
     The Hudson River Trust .............................      134,154       4,821,242      11,642,904       267,304
                                                             ---------     -----------     -----------    ----------
NET REALIZED GAIN (LOSS) ................................      127,205       8,168,946      12,976,670       236,281
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................         --         7,062,877       2,783,724     3,523,568
     End of period ......................................     (399,286)      3,130,280       7,062,877     2,783,724
                                                             ---------     -----------     -----------    ----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (399,286)     (3,932,597)      4,279,153      (739,844)
                                                             ---------     -----------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................     (272,081)      4,236,349      17,255,823      (503,563)
                                                             ---------     -----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $ 171,310     $ 5,793,334     $17,849,332    $ (327,385)
                                                             =========     ===========     ===========    ==========

See Notes to Financial Statements.

 *Commencement of operations on April 1.


                                                                                                                 GROWTH & INCOME
                                                                    AGGRESSIVE STOCK DIVISION                       DIVISION
                                                           ----------------------------------------------     ---------------------
                                                               1994             1993             1992           1994         1993**
                                                           ------------     ------------     ------------     ---------     -------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............  $    400,102     $    766,228     $  1,550,129     $ 108,492     $ 3,394
   Expenses (Note 3):
     Mortality and expense risk charges .................     1,944,639        1,757,109        1,620,545        19,204       1,833
                                                           ------------     ------------     ------------     ---------     -------
NET INVESTMENT INCOME ...................................    (1,544,537)        (990,881)         (70,416)       89,288       1,561
                                                           ------------     ------------     ------------     ---------     -------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................    (6,075,250)      35,696,507        8,236,284       (11,709)       (134)
   Realized gain distribution from
     The Hudson River Trust .............................          --         25,339,962       25,704,106          --          --
                                                           ------------     ------------     ------------     ---------     -------
NET REALIZED GAIN (LOSS) ................................    (6,075,250)      61,036,469       33,940,390       (11,709)       (134)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................    35,185,988       53,885,737       96,740,910          (904)       --
     End of period ......................................    30,761,318       35,185,988       53,885,737      (141,585)       (904)
                                                           ------------     ------------     ------------     ---------     -------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (4,424,670)     (18,699,749)     (42,855,173)     (140,681)       (904)
                                                           ------------     ------------     ------------     ---------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................   (10,499,920)      42,336,720       (8,914,783)     (152,390)     (1,038)
                                                           ------------     ------------     ------------     ---------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................  $(12,044,457)    $ 41,345,839     $ (8,985,199)    $ (63,102)    $   523
                                                           ============     ============     ============     =========     =======

See Notes to Financial Statements.

**Commencement of operations on October 1.




                                     FSA-4

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,



                                                                QUALITY BOND DIVISION
                                                             ----------------------------
                                                                 1994            1993*
                                                             ------------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $  8,123,722     $ 1,221,840
   Expenses (Note 3):
     Mortality and expense risk charges .................         689,178         163,308
                                                             ------------     -----------
NET INVESTMENT INCOME ...................................       7,434,544       1,058,532
                                                             ------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        (410,697)           (106)
   Realized gain distribution from
     The Hudson River Trust .............................            --           130,973
                                                             ------------     -----------
NET REALIZED GAIN (LOSS) ................................        (410,697)        130,867
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................      (1,886,621)           --
     End of period ......................................     (15,521,200)     (1,886,621)
                                                             ------------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (13,634,579)     (1,886,621)
                                                             ------------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................     (14,045,276)     (1,755,754)
                                                             ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $ (6,610,732)    $  (697,222)
                                                             ============     ===========

See Notes to Financial Statements.

*Commencement of operations on October 1.


                                                                     ASSET ALLOCATION SERIES
                                                            -------------------------------------------
                                                                  CONSERVATIVE INVESTORS DIVISION
                                                            -------------------------------------------
                                                                1994            1993           1992
                                                            ------------     ----------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $  6,205,574     $4,088,977     $ 3,499,270
   Expenses (Note 3):
     Mortality and expense risk charges .................        750,164        551,610         345,819
                                                            ------------     ----------     -----------
NET INVESTMENT INCOME ...................................      5,455,410      3,537,367       3,153,451
                                                            ------------     ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................       (421,502)        91,739         (10,094)
   Realized gain distribution from
     The Hudson River Trust .............................           --        4,651,717       2,200,535
                                                            ------------     ----------     -----------
NET REALIZED GAIN (LOSS) ................................       (421,502)     4,743,456       2,190,441
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................      1,915,037      2,223,612       4,140,474
     End of period ......................................     (8,767,697)     1,915,037       2,223,612
                                                            ------------     ----------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (10,682,734)      (308,575)     (1,916,862)
                                                            ------------     ----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (11,104,236)     4,434,881         273,579
                                                            ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $ (5,648,826)    $7,972,248     $ 3,427,030
                                                            ============     ==========     ===========

See Notes to Financial Statements.


                                                                      ASSET ALLOCATION SERIES
                                                            --------------------------------------------
                                                                     GROWTH INVESTORS DIVISION
                                                            --------------------------------------------
                                                                1994             1993           1992
                                                            ------------     -----------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $ 10,663,204     $ 5,922,228     $ 3,386,842
   Expenses (Note 3):
     Mortality and expense risk charges .................      1,995,747       1,274,117         670,800
                                                            ------------     -----------     -----------
NET INVESTMENT INCOME ...................................      8,667,457       4,648,111       2,716,042
                                                            ------------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        241,591          52,392         187,420
   Realized gain distribution from
     The Hudson River Trust .............................           --        14,624,517       7,569,846
                                                            ------------     -----------     -----------
NET REALIZED GAIN (LOSS) ................................        241,591      14,676,909       7,757,266
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     20,567,604      12,746,740      15,687,285
     End of period ......................................       (770,693)     20,567,604      12,746,740
                                                            ------------     -----------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (21,338,297)      7,820,864      (2,940,545)
                                                            ------------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (21,096,706)     22,497,773       4,816,721
                                                            ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $(12,429,249)    $27,145,884     $ 7,532,763
                                                            ============     ===========     ===========

See Notes to Financial Statements.




                                     FSA-5

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                                    MONEY MARKET DIVISION
                                        ----------------------------------------------
                                            1994             1993             1992
                                        ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $  4,542,504     $  3,329,276     $  3,908,978
   Net realized gain (loss) ........          95,530         (339,754)        (136,115)
   Change in unrealized appreciation
     (depreciation) on investments .          47,027          210,618          (46,724)
                                        ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............       4,685,061        3,200,140        3,726,139
                                        ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........      82,536,703       64,845,505       88,068,896
   Benefits and other policy related
     transactions (Note 5)..........     (32,432,771)     (31,747,197)     (38,311,621)
   Net transfers among divisions ...     (25,466,044)     (50,510,704)     (67,793,471)
                                        ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...      24,637,888      (17,412,396)     (18,036,196)
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....         (24,067)          92,890         (203,598)
                                        ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..      29,298,882      (14,119,366)     (14,513,655)
NET ASSETS, BEGINNING OF PERIOD ....     108,197,203      122,316,569      136,830,224
                                        ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........    $137,496,085     $108,197,203     $122,316,569
                                        ============     ============     ============

See Notes to Financial Statements.


                                         INTERMEDIATE GOVERNMENT SECURITIES DIVISION
                                       ------------------------------------------------
                                           1994              1993              1992
                                       -------------     -------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $   5,144,309     $  13,460,502     $ 13,269,386
   Net realized gain (loss) ........     (10,163,976)       15,448,920        4,524,447
   Change in unrealized appreciation
     (depreciation) on investments .      (1,119,626)       (3,583,468)      (4,482,706)
                                       -------------     -------------     ------------
   Net increase (decrease)
     from operations ...............      (6,139,293)       25,325,954       13,311,127
                                       -------------     -------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........      18,915,140        26,598,113       22,081,588
   Benefits and other policy related
     transactions (Note 5)..........      (5,813,181)       (7,539,335)      (8,121,103)
   Net transfers among divisions ...    (125,116,319)     (180,916,946)      26,878,651
                                       -------------     -------------     ------------
   Net increase (decrease) from
     policy related transactions ...    (112,014,360)     (161,858,168)      40,839,136
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....          15,335           (69,330)        (127,134)
                                       -------------     -------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    (118,138,318)     (136,601,544)      54,023,129
NET ASSETS, BEGINNING OF PERIOD ....     145,792,393       282,393,937      228,370,808
                                       -------------     -------------     ------------
NET ASSETS, END OF PERIOD ..........   $  27,654,075     $ 145,792,393     $282,393,937
                                       =============     =============     ============

See Notes to Financial Statements.


                                            SHORT-TERM WORLD INCOME DIVISION
                                       -------------------------------------------
                                          1994*           1993            1992
                                       -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $    79,478     $   477,353     $   654,409
   Net realized gain (loss) ........      (115,812)       (645,029)       (347,915)
   Change in unrealized appreciation
     (depreciation) on investments .        76,633         600,238        (671,449)
                                       -----------     -----------     -----------
   Net increase (decrease)
     from operations ...............        40,299         432,562        (364,955)
                                       -----------     -----------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........        82,255       1,240,219       2,627,349
   Benefits and other policy related
     transactions (Note 5)..........      (139,016)       (822,325)     (1,006,650)
   Net transfers among divisions ...    (2,976,927)     (2,708,004)     (1,657,362)
                                       -----------     -----------     -----------
   Net increase (decrease) from
     policy related transactions ...    (3,033,688)     (2,290,110)        (36,663)
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....       (20,398)       (234,973)        149,435
                                       -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS ..    (3,013,787)     (2,092,521)       (252,183)
NET ASSETS, BEGINNING OF PERIOD ....     3,013,787       5,106,308       5,358,491
                                       -----------     -----------     -----------
NET ASSETS, END OF PERIOD ..........   $      --       $ 3,013,787     $ 5,106,308
                                       ===========     ===========     ===========

See Notes to Financial Statements.

*For the period January 1, 1994 through February 22, 1994 (date of substitution).




                                     FSA-6

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                                     HIGH YIELD DIVISION
                                        --------------------------------------------
                                           1994             1993            1992
                                        ------------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $  4,273,424     $ 4,202,267     $ 3,777,243
   Net realized gain (loss) ........        (328,199)      1,138,539        (813,039)
   Change in unrealized appreciation
     (depreciation) on investments .      (5,608,102)      3,971,253       1,536,333
                                        ------------     -----------     -----------
   Net increase (decrease)
     from operations ...............      (1,662,877)      9,312,059       4,500,537
                                        ------------     -----------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........      14,287,345      10,787,763       5,370,452
   Benefits and other policy related
     transactions (Note 5) .........      (7,162,537)     (5,179,424)     (3,291,125)
   Net transfers among divisions ...     (11,048,174)      1,006,671      (3,898,127)
                                        ------------     -----------     -----------
   Net increase (decrease) from
     policy related transactions ...      (3,923,366)      6,615,010      (1,818,800)
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....          16,028         (31,889)       (248,594)
                                        ------------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS ..      (5,570,215)     15,895,180       2,433,143
NET ASSETS, BEGINNING OF PERIOD ....      55,025,116      39,129,936      36,696,793
                                        ------------     -----------     -----------
NET ASSETS, END OF PERIOD ..........    $ 49,454,901     $55,025,116     $39,129,936
                                        ============     ===========     ===========

See Notes to Financial Statements.


                                                     BALANCED DIVISION
                                       ----------------------------------------------
                                           1994             1993             1992
                                       ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $  8,453,977     $  8,015,051     $  7,756,343
   Net realized gain (loss) ........        858,164       21,727,736       22,119,900
   Change in unrealized appreciation
     (depreciation) on investments .    (40,839,536)       7,887,761      (38,759,384)
                                       ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............    (31,527,395)      37,630,548       (8,883,141)
                                       ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........     70,116,900       67,351,402       63,379,628
   Benefits and other policy related
     transactions (Note 5) .........    (45,655,363)     (44,497,967)     (40,544,283)
   Net transfers among divisions ...    (19,954,097)      (6,834,099)       6,188,919
                                       ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...      4,507,440       16,019,336       29,024,264
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....         47,322          256,506         (357,962)
                                       ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    (26,972,633)      53,906,390       19,783,161
NET ASSETS, BEGINNING OF PERIOD ....    365,388,198      311,481,808      291,698,647
                                       ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........   $338,415,565     $365,388,198     $311,481,808
                                       ============     ============     ============

See Notes to Financial Statements.


                                                 COMMON STOCK DIVISION
                                      ----------------------------------------------
                                          1994             1993              1992
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........  $  7,014,347     $  6,306,784     $  5,834,573
   Net realized gain (loss) ........    44,228,424       89,954,404       31,952,651
   Change in unrealized appreciation
     (depreciation) on investments .   (73,399,217)      48,702,579      (23,651,885)
                                      ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............   (22,156,446)     144,963,767       14,135,339
                                      ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........   171,525,812      124,210,476      108,161,996
   Benefits and other policy related
     transactions (Note 5) .........   (93,481,219)     (77,837,895)     (67,400,166)
   Net transfers among divisions ...    19,730,410       (9,498,455)      (7,520,965)
                                      ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...    97,775,003       36,874,126       33,240,865
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....        44,948         (124,376)        (264,131)
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    75,663,505      181,713,517       47,112,073
NET ASSETS, BEGINNING OF PERIOD ....   735,342,696      553,629,179      506,517,107
                                      ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........  $811,006,201     $735,342,696     $553,629,179
                                      ============     ============     ============

See Notes to Financial Statements.




                                     FSA-7

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                           EQUITY
                                           INDEX
                                          DIVISION                    GLOBAL DIVISION
                                        -----------     ---------------------------------------------
                                           1994*            1994             1993             1992
                                        -----------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $   443,391     $  1,556,985     $    593,509     $   176,178
   Net realized gain (loss) ........        127,205        8,168,946       12,976,670         236,281
   Change in unrealized appreciation
     (depreciation) on investments .       (399,286)      (3,932,597)       4,279,153        (739,844)
                                        -----------     ------------     ------------     -----------
   Net increase (decrease)
     from operations ...............        171,310        5,793,334       17,849,332        (327,385)
                                        -----------     ------------     ------------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........        690,540       77,766,997       25,508,452      13,671,349
   Benefits and other policy related
     transactions (Note 5) .........       (472,818)     (23,371,745)      (8,931,159)     (6,376,660)
   Net transfers among divisions ...     30,736,505       47,610,957       59,544,080       2,213,524
                                        -----------     ------------     ------------     -----------
   Net increase (decrease) from
     policy related transactions ...     30,954,227      102,006,209       76,121,373       9,508,213
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....           (134)         (17,737)           4,085          10,523
                                        -----------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS ..     31,125,403      107,781,806       93,974,790       9,191,351
NET ASSETS, BEGINNING OF PERIOD ....           --        134,056,665       40,081,875      30,890,524
                                        -----------     ------------     ------------     -----------
NET ASSETS, END OF PERIOD ..........    $31,125,403     $241,838,471     $134,056,665     $40,081,875
                                        ===========     ============     ============     ===========

See Notes to Financial Statements.

 *Commencement of operations on April 1.


                                                                                              GROWTH & INCOME
                                                  AGGRESSIVE STOCK DIVISION                       DIVISION
                                       ----------------------------------------------     -----------------------
                                           1994             1993             1992            1994         1993**
                                       ------------     ------------     ------------     ----------     --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $ (1,544,537)    $   (990,881)    $    (70,416)    $   89,288     $  1,561
   Net realized gain (loss) ........     (6,075,250)      61,036,469       33,940,390        (11,709)        (134)
   Change in unrealized appreciation
     (depreciation) on investments .     (4,424,670)     (18,699,749)     (42,855,173)      (140,681)        (904)
                                       ------------     ------------     ------------     ----------     --------
   Net increase (decrease)
     from operations ...............    (12,044,457)      41,345,839       (8,985,199)       (63,102)         523
                                       ------------     ------------     ------------     ----------     --------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........    101,932,221       77,930,596       67,361,634      2,953,965      182,381
   Benefits and other policy related
     transactions (Note 5) .........    (48,604,650)     (39,462,340)     (33,003,929)      (481,430)      (6,581)
   Net transfers among divisions ...      4,346,636      (73,890,214)      12,011,802      3,033,230      279,153
                                       ------------     ------------     ------------     ----------     --------
   Net increase (decrease) from
     policy related transactions ...     57,674,207      (35,421,958)      46,369,507      5,505,765      454,953
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....         35,791           (2,220)         (34,456)         6,113        4,131
                                       ------------     ------------     ------------     ----------     --------
INCREASE (DECREASE) IN NET ASSETS ..     45,665,541        5,921,661       37,349,852      5,448,776      459,607
NET ASSETS, BEGINNING OF PERIOD ....    310,006,324      304,084,663      266,734,811        459,607         --
                                       ------------     ------------     ------------     ----------     --------
NET ASSETS, END OF PERIOD ..........   $355,671,865     $310,006,324     $304,084,663     $5,908,383     $459,607
                                       ============     ============     ============     ==========     ========

See Notes to Financial Statements.

**Commencement of operations on October 1.




                                     FSA-8

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                                                                     ASSET ALLOCATION SERIES
                                                                          ---------------------------------------------
                                            QUALITY BOND DIVISION                CONSERVATIVE INVESTORS DIVISION
                                        -----------------------------     ---------------------------------------------
                                            1994             1993*            1994             1993            1992
                                        ------------     ------------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $  7,434,544     $  1,058,532     $  5,455,410     $  3,537,367     $ 3,153,451
   Net realized gain (loss) ........        (410,697)         130,867         (421,502)       4,743,456       2,190,441
   Change in unrealized appreciation
     (depreciation) on investments .     (13,634,579)      (1,886,621)     (10,682,734)        (308,575)     (1,916,862)
                                        ------------     ------------     ------------     ------------     -----------
   Net increase (decrease)
     from operations ...............      (6,610,732)        (697,222)      (5,648,826)       7,972,248       3,427,030
                                        ------------     ------------     ------------     ------------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........        (850,240)         181,283       48,492,315       43,782,002      22,620,423
   Benefits and other policy related
     transactions (Note 5) .........      (2,891,278)        (441,626)     (21,612,430)     (17,644,077)     (9,193,400)
   Net transfers among divisions ...      25,765,197      100,786,909       (2,076,793)       6,165,330       6,845,573
                                        ------------     ------------     ------------     ------------     -----------
   Net increase (decrease) from
     policy related transactions ...      23,724,159      100,526,566       24,803,092       32,303,255      20,272,596
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE
   IN SEPARATE ACCOUNT FP (Note 6) .         255,654           38,047           22,600           18,535        (201,980)
                                        ------------     ------------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS ..      17,369,081       99,867,391       19,176,866       40,294,038      23,497,646
NET ASSETS, BEGINNING OF PERIOD ....      99,867,391             --        110,763,632       70,469,594      46,971,948
                                        ------------     ------------     ------------     ------------     -----------
NET ASSETS, END OF PERIOD ..........    $117,236,472     $ 99,867,391     $129,940,498     $110,763,632     $70,469,594
                                        ============     ============     ============     ============     ===========

See Notes to Financial Statements.

*Commencement of operations on October 1.


                                                 ASSET ALLOCATION SERIES
                                      ----------------------------------------------
                                                GROWTH INVESTORS DIVISION
                                      ----------------------------------------------
                                          1994             1993             1992
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........  $  8,667,457     $  4,648,111     $  2,716,042
   Net realized gain (loss) ........       241,591       14,676,909        7,757,266
   Change in unrealized appreciation
     (depreciation) on investments .   (21,338,297)       7,820,864       (2,940,545)
                                      ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............   (12,429,249)      27,145,884        7,532,763
                                      ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........   139,140,391      105,136,825       58,021,833
   Benefits and other policy related
     transactions (Note 5) .........   (54,863,821)     (36,431,873)     (20,773,734)
   Net transfers among divisions ...    20,294,785       30,908,183       21,968,817
                                      ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...   104,571,355       99,613,135       59,216,916
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE
   IN SEPARATE ACCOUNT FP (Note 6) .        15,372          (27,455)        (145,201)
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    92,157,478      126,731,564       66,604,478
NET ASSETS, BEGINNING OF PERIOD ....   275,062,076      148,330,512       81,726,034
                                      ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........  $367,219,554     $275,062,076     $148,330,512
                                      ============     ============     ============

See Notes to Financial Statements.





                                     FSA-9

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS


1. Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable), established Separate Account FP (Account) as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twelve investment divisions: the Money Market Division, the Intermediate Government Securities Division, the High Yield Division, the Balanced Division, the Common Stock Division, the Global Division, the Aggressive Stock Division, the Conservative Investors Division, the Growth Investors Division, the Growth & Income Division, the Quality Bond Division and the Equity Index Division. The assets in each Division are invested in shares of a designated portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life(TM), flexible premium variable life insurance policies, Incentive Life 2000(TM), flexible premium variable life insurance policies, Champion 2000(TM), modified premium variable whole life insurance policies, Survivorship 2000(TM), flexible premium joint survivorship variable life insurance policies and SP-Flex(TM), variable life insurance policies with additional premium option, collectively, the Policies, and the Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are referred to as the Series 2000 Policies. All Policies are issued by Equitable Variable. The assets of the Account are the property of Equitable Variable. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Variable may conduct.

    Under the Policies, policyowners may allocate amounts in their individual accounts to the Divisions of the Account. Some policies permit amounts to be allocated to options other than the Account. Net transfers out of the Account of $35,120,632, $125,668,098 and $4,762,639 for 1994, 1993 and 1992,
    respectively, are included in Net Transfers Among Divisions. The net assets of any Division of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Division. Additional assets are set aside in Equitable Variable's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  The significant accounting policies of the Account are as follows:

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

    Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

    The operations of the Account are included in the consolidated Federal income tax return of Equitable. Under the provisions of the Policies, Equitable Variable has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Variable pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Variable retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

    Dividends are recorded as income at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

3. Under the Policies, Equitable Variable assumes mortality and expense risks and, to cover these risks, deducts charges from the assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000 and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, and 0.85% for SP-Flex policyowners. Under SP-Flex, Equitable Variable also deducts charges from the assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under   Incentive  Life  and  the  Series  2000   Policies,   mortality  and
    administrative costs are charged in a different manner than SP-Flex policies (see Notes 4 and 5).

4. Before amounts are allocated to the Account for Incentive Life and the Series 2000 Policies, Equitable Variable deducts state and local premium taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. However, before any additional premiums under SP-Flex are allocated to the Account, an administrative charge is deducted.





                                     FSA-10

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5. The amounts attributable to Incentive Life and the Series 2000 policyowners' accounts are charged monthly by Equitable Variable for mortality and administrative costs. These charges are withdrawn from the Account along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

6. The amount retained by Equitable Variable in the Account arise principally from (1) contributions from Equitable Variable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Variable are not subject to charges for mortality and expense risks or mortality and administrative costs.

    Amounts retained by Equitable Variable in the Account may be transferred at any time by Equitable Variable to its General Account.

    The following table shows the surplus contributions (withdrawals) by investment division:


    INVESTMENT DIVISION                              1994              1993
    -------------------                              ----              ----

    Common Stock                                         --                --
    Money Market                                         --         $ 1,145,000
    Balanced                                             --                --
    Aggressive Stock                                     --                --
    High Yield                                           --             330,000
    Global                                               --          (6,895,000)
    Conservative Investors                               --             575,000
    Growth Investors                                     --             130,000
    Short-Term World Income                       $(5,165,329)             --
    Intermediate Government Securities                   --                --
    Growth & Income                                      --           1,000,000
    Quality Bond                                         --           5,000,000
    Equity Index                                      200,000              --
                                                  -----------       -----------
                                                  $(4,965,329)      $ 1,285,000
                                                  ===========       ===========


    There were net withdrawals of $14,970,000 by Equitable Variable in 1992.

7. Equitable Variable has entered into a Distribution and Servicing Agreement with Equitable and Equico Securities Inc. (Equico), whereby registered representatives of Equico, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable.

    Equitable Variable also has entered into an agreement with Equitable under which Equitable performs the administrative services related to the Policies, including underwriting and issuance, billings and collections, and policyowner services. There is no charge to the Account related to this agreement.

8. On February 22, 1994, Equitable Variable, the Account and the Trust substituted shares of the Trust's Intermediate Government Securities Portfolio for shares of the Trust's Short-Term World Income Portfolio. The amount transferred to Intermediate Government Securities Portfolio was
    $2,192,109. The 1994 Short-Term World Income Division statement of operations and statement of changes in net assets relate to the period from January 1, 1994 to February 22, 1994 (date of substitution). The Short-Term World Income Division is not available for future investments.

9. The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000 and Champion 2000 policyowners are different to Survivorship 2000 and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

    The tables on the following pages show the gross and net investment returns with respect to the Divisions for the periods shown. The net return for each Division is based upon net assets for a policy which commences with the beginning date of such period and is not based on the average net assets in the Division during such period. Gross return is equal to the total return earned by the underlying Trust investment.





                                     FSA-11

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

RATES OF RETURN:

INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000
-------------------
AND CHAMPION 2000*
-----------------

                                                        YEARS ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------    JANUARY 26(a) TO
MONEY MARKET DIVISION         1994      1993      1992       1991      1990      1989      1988       1987    DECEMBER 31, 1986
---------------------         ----      ----      ----       ----      ----      ----      ----       ----    -----------------
Gross return..............    4.02 %    3.00 %    3.56 %     6.18 %    8.24 %    9.18 %    7.32 %     6.63 %        6.05 %
Net return................    3.39 %    2.35 %    2.94 %     5.55 %    7.59 %    8.53 %    6.68 %     5.99 %        5.47 %

INTERMEDIATE
GOVERNMENT           YEARS ENDED DECEMBER 31,
SECURITIES        -------------------------------   APRIL 1(a) TO
DIVISION             1994      1993      1992     DECEMBER 31, 1991
-----------          ----      ----      ----     -----------------
Gross return.....   (4.37)%   10.58 %    5.60 %        12.26 %
Net return.......   (4.95)%    9.88 %    4.96 %        11.60 %

SHORT-TERM         YEARS ENDED DECEMBER 31,
WORLD INCOME    -------------------------------   APRIL 1(a) TO
DIVISION           1994      1993      1992     DECEMBER 31, 1991
--------           ----      ----      ----     -----------------
Gross return...    --        4.81 %   (2.96)%        3.19 %
Net return.....    --        4.14 %   (3.54)%        2.74 %

                                                        YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------     JANUARY 26(a) TO
HIGH YIELD DIVISION           1994      1993      1992       1991      1990      1989      1988       1987     DECEMBER 31, 1986
-------------------           ----      ----      ----       ----      ----      ----      ----       ----     ------------------
Gross return..............   (2.79)%   23.15 %    12.31 %   24.46 %   (1.12)%    5.13 %    9.73 %     4.68 %           --
Net return................   (3.37)%   22.41 %    11.64 %   23.72 %   (1.71)%    4.50 %    9.08 %     4.05 %           --

BALANCED DIVISION
-----------------
Gross return..............   (8.02)%   12.28 %    (2.84)%   41.26 %    0.24 %   25.83 %   13.27 %    (0.85)%         29.07 %
Net return................   (8.57)%   11.64 %    (3.42)%   40.42 %   (0.36)%   25.08 %   12.59 %    (1.45)%         28.34 %

COMMON STOCK DIVISION
---------------------
Gross return..............   (2.14)%   24.84 %    3.22 %    37.88 %   (8.12)%   25.59 %   22.43 %     7.49 %         15.65 %
Net return................   (2.73)%   24.08 %    2.60 %    37.06 %   (8.67)%   24.84 %   21.70 %     6.84 %         15.01 %

                             MARCH 31(a) TO
EQUITY INDEX DIVISION      DECEMBER 31, 1994
---------------------      ------------------
Gross return..............      1.08 %
Net return................      0.58 %

                                                        YEARS ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------     AUGUST 31(a) TO
GLOBAL DIVISION               1994        1993        1992       1991        1990       1989        1988      DECEMBER 31, 1987
---------------               ----        ----        ----       ----        ----       ----        ----      ------------------
Gross return..............    5.23 %     32.09 %     (0.50)%    30.55 %     (6.07)%    26.93 %     10.88 %         (13.27)%
Net return................    4.60 %     31.33 %     (1.10)%    29.77 %     (6.63)%    26.17 %     10.22 %         (13.45)%

                                                        YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------    JANUARY 26(a) TO
AGGRESSIVE STOCK DIVISION     1994      1993      1992       1991      1990      1989      1988       1987     DECEMBER 31, 1986
-------------------------     ----      ----      ----       ----      ----      ----      ----       ----     ------------------
Gross return..............   (3.81)%   16.77 %   (3.16)%    86.86 %    8.17 %   43.50 %    1.17 %     7.31 %         35.88 %
Net return................   (4.39)%   16.05 %   (3.74)%    85.75 %    7.51 %   42.64 %    0.53 %     6.66 %         35.13 %

                               YEAR ENDED         OCTOBER 1(a) TO
GROWTH & INCOME DIVISION   DECEMBER 31, 1994     DECEMBER 31, 1993
------------------------   ------------------    ------------------
Gross return..............      (0.58)%               (0.25)%
Net return................      (1.17)%               (0.41)%

                              YEAR ENDED         OCTOBER 1(a) TO
QUALITY BOND DIVISION     DECEMBER 31, 1994     DECEMBER 31, 1993
---------------------     -----------------     -----------------
Gross return..............     (5.10)%               (0.51)%
Net return................     (5.67)%               (0.66)%

ASSET ALLOCATION SERIES
-----------------------                 YEARS ENDED DECEMBER 31,
CONSERVATIVE               -------------------------------------------------         OCTOBER 2(a) TO
INVESTORS DIVISION            1994      1993      1992       1991      1990         DECEMBER 31, 1989
------------------            ----      ----      ----       ----      ----         ------------------
Gross return..............   (4.10)%   10.76 %    5.72 %    19.87 %    6.37 %             3.09 %
Net return................   (4.67)%   10.15 %    5.09 %    19.16 %    5.73 %             2.94 %

GROWTH INVESTORS DIVISION
-------------------------
Gross return..............   (3.15)%   15.26 %    4.90 %    48.89 %   10.66 %             3.98 %
Net return................   (3.73)%   14.58 %    4.27 %    48.01 %   10.00 %             3.82 %

*Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-12

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

RATES OF RETURN:

SP-FLEX
-------

                                                          YEARS ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------    AUGUST 31(a) TO
MONEY MARKET DIVISION          1994        1993        1992         1991        1990        1989         1988     DECEMBER 31, 1987
---------------------          ----        ----        ----         ----        ----        ----         ----     -----------------
Gross return..............     4.02 %      3.00 %      3.56 %       6.17 %      8.24 %      9.18 %       7.32 %         2.15 %
Net return................     2.17 %      1.13 %      1.71 %       4.29 %      6.30 %      7.24 %       5.41 %         1.62 %

                                 YEARS ENDED DECEMBER 31,
INTERMEDIATE GOVERNMENT    -----------------------------------          APRIL 1(a) TO
SECURITIES DIVISION            1994        1993        1992           DECEMBER 31, 1991
-------------------            ----        ----        ----           ------------------
Gross return..............    (4.37)%     10.58 %      5.60 %              12.10 %
Net return................    (6.08)%      8.57 %      3.71 %              10.59 %

                                 YEARS ENDED DECEMBER 31,
SHORT-TERM                 ----------------------------------           APRIL 1(a) TO
WORLD INCOME DIVISION          1994        1993        1992           DECEMBER 31, 1991
---------------------          ----        ----        ----           ------------------
Gross return..............     --          4.81 %     (2.95)%               3.20 %
Net return................     --          2.90 %     (4.69)%               1.81 %

                                                          YEARS ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------------     AUGUST 31(a) TO
                               1994        1993        1992         1991        1990        1989         1988     DECEMBER 31, 1987
                               ----        ----        ----         ----        ----        ----         ----     -----------------
HIGH YIELD DIVISION
-------------------
Gross return..............    (2.79)%     23.15 %     12.31 %      24.46 %     (1.12)%      5.13 %       9.73 %         1.95 %
Net return................    (4.52)%     20.96 %     10.30 %      22.25 %     (2.89)%      3.26 %       7.78 %         1.39 %

BALANCED DIVISION
-----------------
Gross return..............    (8.02)%     12.28 %     (2.83)%      41.27 %      0.24 %     25.83 %      13.27 %       (20.26)%
Net return................    (9.66)%     10.31 %     (4.57)%      38.75 %     (1.56)%     23.59 %      11.25 %       (20.71)%

COMMON STOCK DIVISION
---------------------
Gross return..............    (2.14)%     24.84 %      3.23 %      37.87 %     (8.12)%     25.59 %      22.43 %       (22.57)%
Net return................    (3.88)%     22.60 %      1.38 %      35.43 %     (9.76)%     23.36 %      20.26 %       (23.00)%

GLOBAL DIVISION
---------------
Gross return..............     5.23 %     32.09 %     (0.50)%      30.55 %     (6.07)%     26.93 %      10.88 %       (11.40)%
Net return................     3.36 %     29.77 %     (2.28)%      28.23 %     (7.75)%     24.67 %       8.90 %       (11.86)%

AGGRESSIVE STOCK DIVISION
-------------------------
Gross return..............    (3.81)%     16.77 %     (3.16)%      86.86 %      8.17 %     43.50 %       1.17 %       (24.28)%
Net return................    (5.53)%     14.67 %     (4.89)%      83.54 %      6.23 %     40.95 %      (0.66)%       (24.68)%

                              SEPTEMBER 1(a) TO
GROWTH & INCOME DIVISION      DECEMBER 31, 1994
------------------------      ------------------
Gross return..............         (3.40)%
Net return................         (3.55)%

QUALITY BOND DIVISION
---------------------
Gross return..............         (2.20)%
Net return................         (2.35)%

EQUITY INDEX DIVISION
---------------------
Gross return..............         (2.54)%
Net return................         (2.69)%


ASSET ALLOCATION SERIES
-----------------------             SEPTEMBER 1(a) TO
CONSERVATIVE INVESTORS DIVISION     DECEMBER 31, 1994
-------------------------------    -------------------
Gross return..................           (1.83)%
Net return....................           (1.98)%

GROWTH INVESTORS DIVISION
-------------------------
Gross return..................           (3.16)%
Net return....................           (3.31)%

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-13

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

RATES OF RETURN:
SURVIVORSHIP 2000
-----------------
                           YEARS ENDED DECEMBER 31,      AUGUST 17(a) TO
                           -------------------------      DECEMBER 31,
MONEY MARKET DIVISION          1994        1993               1992
---------------------          ----        ----               ----
Gross return..............     4.02 %      3.00 %             1.11 %
Net return................     3.08 %      2.04 %             0.77 %

INTERMEDIATE GOVERNMENT
SECURITIES DIVISION
-------------------
Gross return..............    (4.37)%     10.58 %             0.90 %
Net return................    (5.23)%      9.55 %             0.56 %

SHORT-TERM
WORLD INCOME DIVISION
---------------------
Gross return..............     --          4.81 %            (4.34)%
Net return................     --          3.83 %            (4.66)%

HIGH YIELD DIVISION
-------------------
Gross return..............    (2.79)%     23.15 %             1.84 %
Net return................    (3.66)%     22.04 %             1.50 %

BALANCED DIVISION
-----------------
Gross return..............    (8.02)%     12.28 %             5.37 %
Net return................    (8.84)%     11.30 %             5.02 %

COMMON STOCK DIVISION
---------------------
Gross return..............    (2.14)%     24.84 %             5.28 %
Net return................    (3.02)%     23.70 %             4.93 %

GLOBAL DIVISION
---------------
Gross return..............     5.23 %     32.09 %             4.87 %
Net return................     4.29 %     30.93 %             4.52 %

AGGRESSIVE STOCK DIVISION
-------------------------
Gross return..............    (3.81)%     16.77 %            11.49 %
Net return................    (4.68)%     15.70 %            11.11 %

                              YEAR ENDED     YEAR ENDED
                             DECEMBER 31,   DECEMBER 31,
GROWTH & INCOME DIVISION         1994           1993
------------------------         ----           ----
Gross return..............      (0.58)%        (0.25)%
Net return................      (1.47)%        (0.48)%

QUALITY BOND DIVISION
---------------------
Gross return..............      (5.10)%        (0.51)%
Net return................      (5.95)%        (0.73)%

                            MARCH 1(a) TO
                             DECEMBER 31,
                            -------------
EQUITY INDEX DIVISION            1994
---------------------            ----
Gross return..............       1.08 %
Net return................       0.33 %

ASSET ALLOCATION SERIES
-----------------------    YEARS ENDED DECEMBER 31,    AUGUST 17(a) TO
CONSERVATIVE               -------------------------     DECEMBER 31,
INVESTORS DIVISION             1994        1993              1992
------------------             ----        ----              ----
Gross return..............    (4.10)%     10.76 %            1.38 %
Net return................    (4.96)%      9.81 %            1.04 %

GROWTH INVESTORS DIVISION
-------------------------
Gross return..............    (3.15)%     15.26 %            6.89 %
Net return................    (4.02)%     14.24 %            6.53 %

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-14

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Equitable Variable Life Insurance Company and Policyowners of Separate Account FP of Equitable Variable Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Division, Intermediate Government Securities Division, High Yield Division, Balanced Division, Common Stock Division, Equity Index Division, Global Division, Aggressive Stock Division, Growth & Income Division, Quality Bond Division, Conservative Investors Division and Growth Investors Division, separate investment divisions of Equitable Variable Life Insurance Company (the "Company") Separate Account FP at December 31, 1994 and the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended (for Growth & Income Division for the year then ended and for the period October 1, 1993 (commencement of operations) through December 31, 1993, for Short-Term World Income Division for the period January 1, 1994 through February 22, 1994 (date of substitution) and the year ended December 31, 1993 and for Equity Index Division for the period April 1, 1994 (commencement of operations) through December 31, 1994), in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1994 with the transfer agent, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP

New York, NY
February 8, 1995




                                     FSA-15

INDEPENDENT AUDITORS' REPORT

Equitable Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets for the year ended December 31, 1992 of the Aggressive Stock, High Yield, Global, Common Stock, Balanced, Money Market, Conservative Investors, Growth Investors, Intermediate Government Securities, and Short-Term World Income Divisions of Separate Account FP of Equitable Variable Life Insurance Company. These financial statements are the responsibility of Equitable Variable Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the results of operations and the changes in net assets of the Divisions of Separate Account FP of Equitable Variable Life Insurance Company for the year ended December 31, 1992 in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

New York, New York
February 16, 1993



                                     FSA-16

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1994 AND 1993

                                                                                    1994          1993
                                                                                  ---------     ---------
                                                                                       (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities:
     Held to maturity, at amortized cost ......................................   $ 2,008.5     $ 2,229.9
     Available for sale, at estimated fair value ..............................     2,138.8       2,402.3
   Policy loans ...............................................................     1,185.2       1,087.3
   Mortgage loans on real estate ..............................................       888.5       1,059.5
   Equity real estate .........................................................       641.0         613.6
   Other equity investments ...................................................       239.1         307.3
   Other invested assets ......................................................       107.8          87.6
                                                                                  ---------     ---------
     Total investments ........................................................     7,208.9       7,787.5
Cash and cash equivalents .....................................................       182.3          98.0
Deferred policy acquisition costs .............................................     2,077.1       1,946.7
Other assets ..................................................................       240.7         214.0
Separate Accounts assets ......................................................     3,345.3       3,048.7
                                                                                  ---------     ---------
TOTAL ASSETS ..................................................................   $13,054.3     $13,094.9
                                                                                  =========     =========

LIABILITIES
Policyholders' account balances ...............................................   $ 7,340.0     $ 7,614.7
Future policy benefits and other policyholders' liabilities ...................       509.4         475.2
Other liabilities .............................................................       441.1         540.7
Separate Accounts liabilities .................................................     3,314.9       3,011.6
                                                                                  ---------     ---------
     Total liabilities ........................................................    11,605.4      11,642.2
                                                                                  ---------     ---------
Commitments and contingencies (Notes 7, 9, 10 and 11)

SHAREHOLDER'S EQUITY
Common stock, par value $1 per share;
   5.0 million shares authorized, 1.5 million shares issued and outstanding....         1.5           1.5
Capital in excess of par value ................................................     1,355.7       1,305.7
Retained earnings .............................................................       165.5         129.5
Net unrealized investment (losses) gains ......................................       (72.6)         22.3
Minimum pension liability .....................................................        (1.2)         (6.3)
                                                                                  ---------     ---------
     Total shareholder's equity ...............................................     1,448.9       1,452.7
                                                                                  ---------     ---------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ....................................   $13,054.3     $13,094.9
                                                                                  =========     =========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EARNINGS
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                             1994         1993        1992
                                                                           --------     --------    --------
                                                                                     (IN MILLIONS)
REVENUES
   Universal life and investment-type product policy fee income ........   $  552.6     $  485.2    $  425.0
   Premiums ............................................................       40.1         46.9        50.8
   Net investment income ...............................................      526.8        557.6       574.5
   Investment (losses) gains, net ......................................       (4.6)         1.5       (54.0)
   Other income ........................................................        2.9          3.0         5.5
                                                                           --------     --------    --------
     Total revenues ....................................................    1,117.8      1,094.2     1,001.8
                                                                           --------     --------    --------

BENEFITS AND OTHER DEDUCTIONS
   Interest credited to policyholders' account balances ................      389.3        439.2       510.6
   Policyholders' benefits .............................................      242.3        251.0       247.5
   Other operating costs and expenses ..................................      413.8        356.7       306.5
                                                                           --------     --------    --------
        Total benefits and other deductions ............................    1,045.4      1,046.9     1,064.6
                                                                           --------     --------    --------
Earnings (loss) before Federal income taxes and cumulative
   effect of accounting changes ........................................       72.4         47.3       (62.8)
Federal income tax expense (benefit) ...................................       25.0         20.5       (21.6)
                                                                           --------     --------    --------
Earnings (loss) before cumulative effect of accounting changes .........       47.4         26.8       (41.2)
Cumulative effect of accounting changes, net of Federal income taxes....      (11.4)         --        (22.4)
                                                                           --------     --------    --------
Net Earnings (Loss) ....................................................   $   36.0     $   26.8    $  (63.6)
                                                                           ========     ========    ========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                        1994         1993         1992
                                                      --------     --------     --------
                                                                (IN MILLIONS)
COMMON STOCK, AT PAR VALUE:
   Beginning and end of year ......................   $    1.5     $    1.5     $    1.5
                                                      --------     --------     --------

CAPITAL IN EXCESS OF PAR VALUE:
   Balance, beginning of year .....................    1,305.7      1,055.7        955.7
   Additional capital in excess of par value ......       50.0        250.0        100.0
                                                      --------     --------     --------
   Balance, end of year ...........................    1,355.7      1,305.7      1,055.7
                                                      --------     --------     --------

RETAINED EARNINGS:
   Balance, beginning of year .....................      129.5        102.7        166.3
   Net earnings (loss) ............................       36.0         26.8        (63.6)
                                                      --------     --------     --------
   Balance, end of year ...........................      165.5        129.5        102.7
                                                      --------     --------     --------

NET UNREALIZED INVESTMENT (LOSSES) GAINS:
   Balance, beginning of year .....................       22.3         11.1          7.7
   Change in unrealized investment (losses) gains..      (94.9)        11.2          3.4
                                                      --------     --------     --------
   Balance, end of year ...........................      (72.6)        22.3         11.1
                                                      --------     --------     --------

MINIMUM PENSION LIABILITY:
   Balance, beginning of year .....................       (6.3)         --
   Change in minimum pension liability ............        5.1         (6.3)
                                                      --------     --------
   Balance, end of year ...........................       (1.2)        (6.3)
                                                      --------     --------
TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ...........   $1,448.9     $1,452.7     $1,171.0
                                                      ========     ========     ========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                              1994         1993          1992
                                                                           ---------     ---------     ---------
                                                                                       (IN MILLIONS)
NET EARNINGS (LOSS) ....................................................   $    36.0     $    26.8     $   (63.6)

ADJUSTMENTS TO RECONCILE NET EARNINGS (LOSS) TO NET CASH (USED) PROVIDED
   BY OPERATING ACTIVITIES:
   Investment losses (gains), net ......................................         4.6          (1.5)         54.0
   General Account policy charges ......................................      (572.8)       (496.7)       (412.3)
   Interest credited to policyholders' account balances ................       389.3         439.2         510.6
   Other, net ..........................................................       (17.2)        117.2         (95.1)
                                                                           ---------     ---------     ---------
Net cash (used) provided by operating activities .......................      (160.1)         85.0          (6.4)
                                                                           ---------     ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Maturities and repayments ...........................................       511.8       1,165.8         717.7
   Sales ...............................................................     2,119.0       2,844.2       1,533.5
   Return of capital from joint ventures and limited partnerships ......        14.2          56.3          68.3
   Purchases ...........................................................    (2,251.7)     (4,414.0)     (2,584.0)
   Other, net ..........................................................      (102.2)        (98.8)       (103.5)
                                                                           ---------     ---------     ---------
Net cash provided (used) by investing activities .......................       291.1        (446.5)       (368.0)
                                                                           ---------     ---------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
     Deposits ..........................................................       602.8         612.9         611.3
     Withdrawals .......................................................      (697.7)       (506.2)       (544.4)
   Capital contribution from Equitable Life ............................        50.0         250.0         100.0
   Other, net ..........................................................        (1.8)          2.0           --
                                                                           ---------     ---------     ---------
Net cash (used) provided by financing activities .......................       (46.7)        358.7         166.9
                                                                           ---------     ---------     ---------
Change in cash and cash equivalents ....................................        84.3          (2.8)       (207.5)
Cash and cash equivalents, beginning of year ...........................        98.0         100.8         308.3
                                                                           ---------     ---------     ---------
Cash and Cash Equivalents, End of Year .................................   $   182.3     $    98.0     $   100.8
                                                                           =========     =========     =========
Supplemental cash flow information:
   Interest Paid .......................................................   $     5.7     $     2.1
                                                                           =========     =========
   Income Taxes Refunded ...............................................   $     8.4     $      .3     $     8.5
                                                                           =========     =========     =========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1. ORGANIZATION

    Equitable Variable Life Insurance Company ("Equitable Variable Life") was incorporated on September 11, 1972 as a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable Life"). Equitable Variable Life's operations consist principally of the sale of interest-sensitive life insurance and annuity products.

    In accordance with Equitable Life's plan of demutualization, Equitable Life converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company").

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation and Principles of Consolidation--The accompanying consolidated financial statements include the accounts of Equitable Variable Life and its non-insurance subsidiaries (collectively "EVLICO"). After July 22, 1992, EVLICO commenced to prepare its general purpose consolidated financial statements in conformity with generally accepted accounting principles ("GAAP") for stock life insurance companies. Such principles have been applied retroactively in the preparation of these consolidated financial statements for all periods prior to conversion. All significant intercompany transactions and balances have been eliminated in consolidation.

    Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1994 presentation.

    Accounting Changes--In the fourth quarter of 1994 (effective as of January 1, 1994), EVLICO adopted Statement of Financial Accounting Standards ("SFAS") No. 112, "Employers' Accounting for Postemployment Benefits," which requires employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $11.4 million, net of a Federal income tax benefit of $6.2 million. The current year impact from the implementation of this statement had no material effect on the 1994 consolidated statement of earnings.

    In the first quarter of 1993, EVLICO adopted SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," which establishes the conditions for reinsurance accounting. With the adoption of this statement, certain reinsurance contracts were reclassified in 1993 and are presented on a gross basis. Implementation of this statement had no material effect on EVLICO's consolidated financial statements.

    At December 31, 1993, EVLICO adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expands the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $7.2 million, net of deferred policy acquisition costs and deferred Federal income tax.

    In the fourth quarter of 1992 (effective as of January 1, 1992), EVLICO adopted SFAS No. 109, "Accounting for Income Taxes" and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The cumulative effect of accounting changes of $22.4 million is comprised of a credit of $65.0 million related to the income tax statement and a charge of $87.4 million, net of a Federal income tax benefit of $45.0 million, related to the postretirement benefit statement.

    In 1992, effective in the fourth quarter, EVLICO changed its method of accounting for foreclosed assets to comply with AICPA Statement of Position No. 92-3, "Accounting for Foreclosed Assets." This change resulted in a charge of $16.1 million which is reflected in investment (losses) gains, net.

    New Accounting Pronouncements--In the first quarter of 1995, EVLICO intends to adopt SFAS No. 114, "Accounting by Creditors for Impairment of a Loan." This statement applies to all creditors and addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. The statement also applies to all loans that are restructured in a troubled debt restructuring involving a modification of terms. It requires that impaired loans that are within the scope of this statement be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. EVLICO is currently providing for impairment of loans through an allowance for possible losses, and the implementation of this statement is not expected to have a significant effect on the level of this allowance. As a result, there should be no material effect on EVLICO's consolidated statements of earnings or shareholder's equity upon adoption.

    Valuation of Investments--Fixed maturities which EVLICO has both the ability and the intent to hold to maturity are stated principally at amortized cost. For publicly traded fixed maturities and for directly negotiated fixed maturities, the amortized cost is adjusted for impairments in value deemed to be other than temporary. Fixed maturities which have been identified as available for sale are reported at estimated fair value.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. The valuation allowances are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing valuation allowances, management considers, among other things, the estimated fair value of the underlying collateral.

    Policy loans are stated at unpaid principal balances.

    Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to EVLICO's cost of funds; valuation allowances on real estate available for sale are computed using the lower of estimated current fair value or depreciated cost, net of disposition cost.

    Partnerships and joint venture interests in which EVLICO does not have control and a majority economic interest are reported on the equity basis of accounting and are included with either equity real estate or other equity investments, as appropriate.

    Equity securities, comprised of common and non-redeemable preferred stocks, are carried at estimated fair value and are included in other equity investments.

    Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

    Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

    All securities are recorded in the consolidated financial statements on a trade date basis.

    Investment Results and Unrealized Investment Gains (Losses)--Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

    Unrealized investment gains and losses on fixed maturities available for sale and equity securities are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes and deferred policy acquisition costs related to universal life and investment-type products.

    Recognition of Insurance Income and Related Expenses--Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policy holders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums from life and annuity policies with life contingencies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    Deferred Policy Acquisition Costs--The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    For universal life products and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

    Amortization charged to income amounted to $200.2 million, $135.5 million and $61.8 million for the years ended December 31, 1994, 1993 and 1992, respectively.

    Policyholders' Account Balances and Future Policy Benefits--EVLICO's insurance contracts are primarily universal life and investment-type contracts. Policyholders' account balances are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    The future policy benefit liabilities for the remainder of EVLICO's insurance contracts, consisting primarily of supplementary contracts with life contingencies and various policy riders, are computed by various valuation methods based on assumed interest rates and mortality and morbidity assumptions reflecting EVLICO's experience and industry standards.

    Federal Income Taxes--EVLICO is included in a consolidated Federal income tax return with Equitable Life and its other eligible subsidiaries. In accordance with an agreement between EVLICO and Equitable Life, the amount of current income taxes as determined on a separate return basis will be paid to, or received from, Equitable Life. Benefits for losses, which are paid to EVLICO to the extent they are utilized by Equitable Life, may not have been received in the absence of such agreement. Effective January 1, 1992, deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using the enacted income tax rates and laws.

    Separate Accounts--Separate Accounts are established in conformity with the New York State Insurance Law and are generally not chargeable with liabilities that arise from any other business of EVLICO. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

    Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by management.

    The investment results of Separate Accounts are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1994, 1993 and 1992, investment results of Separate Accounts were $135.9 million, $344.1 million and $52.1 million, respectively.

    Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges of the Separate Accounts are included in revenues.

 3. INVESTMENTS

    The following tables provide additional information relating to fixed maturities and equity securities:


                                                                                              GROSS         GROSS
                                                                            AMORTIZED      UNREALIZED     UNREALIZED      ESTIMATED
                                                                              COST            GAINS         LOSSES        FAIR VALUE
                                                                            --------         -------        ------        ----------
                                                                                                  (IN MILLIONS)
    December 31, 1994
    -----------------
    Fixed Maturities:
       Held to Maturity:
         Corporate .................................................        $1,812.4         $ 11.9         $ 93.1         $1,731.2
         U.S. Treasury securities and U.S. government
           and agency securities ...................................           180.4            --            21.7            158.7
         States and political subdivisions .........................            14.4            --              .9             13.5
         Foreign governments .......................................             1.3             .1            --               1.4
                                                                            --------         ------         ------         --------
       Total Held to Maturity ......................................        $2,008.5         $ 12.0         $115.7         $1,904.8
                                                                            ========         ======         ======         ========
       Available for Sale:
         Corporate .................................................        $1,622.3         $  5.1         $112.6         $1,514.8
         Mortgage-backed ...........................................           221.9             .5           16.4            206.0
         U.S. Treasury securities and U.S. government and
           agency securities .......................................           365.4            1.4           20.7            346.1
         States and political subdivisions .........................             4.8            --              .6              4.2
         Foreign governments .......................................            14.8             .2            --              15.0
         Redeemable preferred stock ................................            58.0             .1            5.4             52.7
                                                                            --------         ------         ------         --------
       Total Available for Sale ....................................        $2,287.2         $  7.3         $155.7         $2,138.8
                                                                            ========         ======         ======         ========
    Equity Securities:
       Common stock ................................................        $   42.0         $ 10.1         $  9.4         $   42.7
                                                                            ========         ======         ======         ========

    December 31, 1993
    -----------------
    Fixed Maturities:
       Held to Maturity:
         Corporate .................................................        $2,056.2         $108.4         $  8.5         $2,156.1
         Mortgage-backed ...........................................            55.3            2.1            --              57.4
         U.S. Treasury securities and U.S. government and
           agency securities .......................................            22.4            1.5            --              23.9
         States and political subdivisions .........................            85.7            3.3             .1             88.9
         Foreign governments .......................................            10.3            1.2            --              11.5
                                                                            --------         ------         ------         --------
       Total Held to Maturity ......................................        $2,229.9         $116.5         $  8.6         $2,337.8
                                                                            ========         ======         ======         ========
       Available for Sale:
         Corporate .................................................        $1,673.1         $ 55.7         $  7.5         $1,721.3
         Mortgage-backed ...........................................           444.5           14.1             .6            458.0
         U.S. Treasury securities and U.S. government and
           securities agency .......................................            73.4            1.8             .3             74.9
         States and political subdivisions .........................           119.7            4.5             .3            123.9
         Foreign governments .......................................            19.6            1.5             .1             21.0
         Redeemable preferred stock ................................             5.2            --             2.0              3.2
                                                                            --------         ------         ------         --------
       Total Available for Sale ....................................        $2,335.5         $ 77.6         $ 10.8         $2,402.3
                                                                            ========         ======         ======         ========
    Equity Securities:
         Common stock ..............................................        $   40.6         $ 25.9         $   .2         $   66.3
         Non-redeemable preferred stock ............................              .4             .1             .2               .3
                                                                            --------         ------         ------         --------
    Total Equity Securities ........................................        $   41.0         $ 26.0         $   .4         $   66.6
                                                                            ========         ======         ======         ========

    For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, EVLICO has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by EVLICO. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1994 and 1993, respectively, securities without a readily ascertainable market value having an amortized cost of $1,529.5 million and $1,738.7 million, respectively, had estimated fair values of $1,469.5 million and $1,835.8 million, respectively.

    The contractual maturity of bonds at December 31, 1994 are shown below:


                                            HELD TO MATURITY               AVAILABLE FOR SALE
                                        ------------------------        ------------------------
                                        AMORTIZED      ESTIMATED       AMORTIZED       ESTIMATED
                                          COST         FAIR VALUE         COST         FAIR VALUE
                                        ---------      ----------      ---------       ----------
                                                            (IN MILLIONS)
    Due in one year or less ........    $   74.9        $   75.3        $  136.2        $  137.3
    Due in years two through five...       756.5           739.0           593.3           579.7
    Due in years six through ten....       795.9           743.9           798.8           724.5
    Due after ten years ............       381.2           346.6           479.0           438.6
    Mortgage-backed securities .....         --              --            221.9           206.0
                                        --------        --------        --------        --------
    Total ..........................    $2,008.5        $1,904.8        $2,229.2        $2,086.1
                                        ========        ========        ========        ========

    Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or pre-payment penalties.

    Investment valuation allowances and changes thereto are shown below:


                                                              YEARS ENDED DECEMBER 31,
                                                           -----------------------------
                                                            1994        1993       1992
                                                           ------     -------     ------
                                                                   (IN MILLIONS)
    Balances, beginning of year ........................   $ 87.3     $ 147.2     $100.7
    Additions charged to income ........................     12.7        44.4       75.0
    Deductions for writedowns and asset dispositions....    (31.5)     (104.3)     (28.5)
                                                           ------     -------     ------
    Balances, End of Year ..............................   $ 68.5     $  87.3     $147.2
                                                           ======     =======     ======

    Balances, end of year comprise:
       Mortgage loans on real estate ...................   $ 24.0     $  46.7     $ 60.2
       Equity real estate ..............................     44.5        40.6       25.1
       Fixed maturities ................................      --          --        61.9
                                                           ------     -------     ------
    Total ..............................................   $ 68.5     $  87.3     $147.2
                                                           ======     =======     ======

    Deductions for writedowns and asset dispositions for 1993 include a $20.2 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

    At December 31, 1994, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $12.4 million of fixed maturities and $5.4 million of mortgage loans on real estate.

    EVLICO's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. EVLICO seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or an NAIC (National Association of Insurance Commissioners) designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1994, approximately 10.6% of the $4,127.1 million aggregate amortized cost of bonds held by EVLICO were considered to be other than investment grade.

    During 1993, EVLICO sold $250.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993, (the "Trust"), a limited purpose business trust, wholly owned by the Holding Company.

    In addition to its holding of corporate high yield securities, EVLICO is an equity investor in limited partnership interests which invest primarily in securities considered to be other than investment grade.

    EVLICO has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $13.3 million and $23.1 million at December 31, 1994 and 1993, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $5.6 million and $12.4 million at December 31, 1994 and 1993, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.1 million, $2.2 million and $13.7 million in 1994, 1993 and 1992, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.0 million, $1.5 million and $11.3 million in 1994, 1993 and 1992, respectively.

    At December 31, 1994 and 1993, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $35.2 million (3.9% of total mortgage loans on real estate) and $108.6 million (9.8% of total mortgage loans on real estate), respectively.

    The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $130.8 million and $147.9 million at December 31, 1994 and 1993, respectively. These amounts include $0.0 million and $19.8 million of problem mortgage loans on real estate at December 31, 1994 and 1993, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $12.3 million, $13.9 million and $14.1 million in 1994, 1993 and 1992, respectively. Gross interest income on these loans included in net investment income aggregated $11.4 million, $11.5 million and $12.3 million in 1994, 1993 and 1992, respectively.

    EVLICO's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1994 and 1993, the carrying value of equity real estate available for sale amounted to $138.4 million and $92.2 million, respectively. At December 31, 1994 and 1993, EVLICO owned $230.5 million and $190.9 million, respectively, of real estate acquired in satisfaction of debt.

    Depreciation on real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $51.1 million and $39.1 million at December 31, 1994 and 1993, respectively. Depreciation expense on real estate totaled $12.7 million, $11.6 million and $5.9 million for the years ended December 31, 1994, 1993 and 1992, respectively.

 4. JOINT VENTURES AND PARTNERSHIPS

    Summarized combined financial information of real estate joint ventures (12 and 14 individual ventures as of December 31, 1994 and 1993, respectively) and of other limited partnership interests accounted for under the equity method, in which EVLICO has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:


                                                                                               DECEMBER 31,
                                                                                          ----------------------
                                                                                            1994          1993
                                                                                          --------      --------
                                                                                               (IN MILLIONS)
    FINANCIAL POSITION
    Investments in real estate, at depreciated cost .................................     $1,047.0      $1,034.6
    Investments in securities, generally at estimated fair value ....................      3,061.2       3,623.6
    Cash and cash equivalents .......................................................         46.4          98.1
    Other assets ....................................................................        261.9         486.4
                                                                                          --------      --------
    Total assets ....................................................................      4,416.5       5,242.7
                                                                                          --------      --------
    Funds borrowed -- third party ...................................................      1,233.6       1,254.6
    Other liabilities ...............................................................        611.0         674.8
                                                                                          --------      --------
    Total liabilities ...............................................................      1,844.6       1,929.4
                                                                                          --------      --------
    Partners' Capital ...............................................................     $2,571.9      $3,313.3
                                                                                          ========      ========
    Equity in partners' capital included above ......................................     $  327.3      $  375.4
    Equity in limited partnership interests not included above ......................         50.4          57.6
    Excess of equity in partners' capital over investment cost and equity earnings...          3.7           --
    Negative equity in certain joint ventures presented as other liabilities ........          --             .8
                                                                                          --------      --------
    Carrying Value ..................................................................     $  381.4      $  433.8
                                                                                          ========      ========


                                                                                            YEARS ENDED DECEMBER 31,
                                                                                      -----------------------------------
                                                                                       1994          1993           1992
                                                                                      -------       -------       -------
                                                                                                (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Revenues of real estate joint ventures ......................................     $ 180.1       $ 136.6       $ 183.1
    Revenues of other limited partnership interests .............................       102.5         318.9         150.3
    Interest expense -- third party .............................................       (88.1)        (79.7)        (12.1)
    Other expenses ..............................................................      (172.4)       (132.7)       (156.1)
                                                                                      -------       -------       -------
    Net Earnings ................................................................     $  22.1       $ 243.1       $ 165.2
                                                                                      =======       =======       =======
    Equity in net earnings included above .......................................     $  11.7       $  34.0       $  26.1
    Equity in net earnings of limited partnership interests not included above...         6.3          12.0          15.8
    Excess of earnings in joint ventures over equity ownership percentage and
       amortization of differences in bases .....................................        (1.1)          (.1)          (.1)
                                                                                      -------       -------       -------
    Total Equity in Net Earnings ................................................     $  16.9       $  45.9       $  41.8
                                                                                      =======       =======       =======

 5. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

    The sources of net investment income are summarized as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                 ----------------------------------
                                                  1994          1993          1992
                                                 ------        ------        ------
                                                            (IN MILLIONS)
    Fixed maturities .....................       $331.4        $319.9        $310.1
    Mortgage loans on real estate ........         86.7         105.7         132.5
    Equity real estate ...................         67.0          69.8          23.0
    Policy loans .........................         79.5          76.1          70.9
    Other equity investments .............         13.4          38.5          32.8
    Other investment income ..............         24.5          17.0          36.9
                                                 ------        ------        ------
    Gross investment income ..............        602.5         627.0         606.2
    Investment expenses ..................         75.7          69.4          31.7
                                                 ------        ------        ------
    Net Investment Income ................       $526.8        $557.6        $574.5
                                                 ======        ======        ======


    Investment (losses) gains, net, including changes in valuation allowances, are summarized as follows:


                                                  1994           1993           1992
                                                 ------         ------         ------
                                                            (IN MILLIONS)
    Fixed maturities .....................       $ (6.8)        $ 45.1         $  2.6
    Mortgage loans on real estate ........        (13.3)         (32.0)         (38.8)
    Equity real estate ...................         (5.3)         (13.4)         (21.0)
    Other equity investments .............         20.8            1.8            3.2
                                                 ------         ------         ------
    Investment (Losses) Gains, Net .......       $ (4.6)        $  1.5         $(54.0)
                                                 ======         ======         ======


    Gross gains of $42.6 million, $66.2 million and $34.3 million and gross losses of $41.2 million, $66.5 million and $31.3 million were realized on sales of investments in fixed maturities for the years ended December 31, 1994, 1993 and 1992, respectively. In addition, writedowns of fixed maturities amounted to $8.2 million, $1.4 million and $5.6 million for the years ended December 31, 1994, 1993 and 1992, respectively.

    For the year ended December 31, 1994, proceeds received on sales of fixed maturities classified as available for sale amounted to $2,065.1 million. Gross gains of $21.2 million and gross losses of $28.1 million were realized on these sales. The increase in unrealized investment losses related to fixed maturities classified as available for sale for the year ended December 31, 1994 amounted to $215.2 million.

    During the year ended December 31, 1994, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The amortized cost of the security sold was $9.9 million with a related investment gain of $.4 million recognized; the aggregate amortized cost of the securities transferred was $13.2 million with gross unrealized investment losses of $4.0 million charged to consolidated shareholder's equity.

    The  unrealized  investment  (losses)  gains,  included in the  consolidated
    balance  sheets  as  a  component  of  equity,   and  the  changes  for  the
    corresponding years are summarized as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                            --------------------------------
                                                                              1994         1993         1992
                                                                            -------       ------       -----
                                                                                     (IN MILLIONS)
    Balance, beginning of year ........................................     $  22.3       $ 11.1       $ 7.7
    Changes in unrealized investment (losses) gains ...................      (241.8)         3.4         5.1
    Effect of adopting SFAS No. 115 ...................................        --           72.2         --
    Changes in unrealized investment (gains) losses attributable to:
       Deferred policy acquisition costs ..............................        95.8        (58.2)        --
       Deferred Federal income taxes ..................................        51.1         (6.2)       (1.7)
                                                                            -------       ------       -----
    Balance, End of Year ..............................................     $ (72.6)      $ 22.3       $11.1
                                                                            =======       ======       =====
    Balance, end of year comprises:
       Unrealized investment (losses) gains on:
         Fixed maturities .............................................     $(148.4)      $ 66.8       $(3.5)
         Other equity investments .....................................          .7         25.6        20.3
         Other ........................................................        (1.7)          --          --
                                                                            -------       ------       -----
       Total ..........................................................      (149.4)        92.4        16.8
       Amounts of unrealized investment (gains) losses attributable to:
         Deferred policy acquisition costs ............................        37.6        (58.2)        --
         Deferred Federal income taxes ................................        39.2        (11.9)       (5.7)
                                                                            -------       ------       -----
    Total .............................................................     $ (72.6)      $ 22.3       $11.1
                                                                            =======       ======       =====


 6. FEDERAL INCOME TAXES

    A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                               1994        1993        1992
                                              ------      ------      ------
                                                      (IN MILLIONS)
    Federal income tax expense (benefit):
       Current ..........................     $ (1.4)     $ (3.4)     $(11.3)
       Deferred .........................       26.4        23.9       (10.3)
                                              ------      ------      ------
    Total ...............................     $(25.0)     $(20.5)     $(21.6)
                                              ======      ======      ======


    The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings (loss) from operations before Federal income taxes by the expected Federal income tax rate (35% for 1994 and 1993 and 34% for 1992).

    The sources of the difference and the tax effects of each are as follows:


                                                           1994        1993        1992
                                                          -----       -----       ------
                                                                  (IN MILLIONS)
    Expected Federal income tax expense (benefit)....     $25.3       $16.6       $(21.4)
    Tax rate adjustment .............................       --          4.0         --
    Other ...........................................       (.3)        (.1)         (.2)
                                                          -----       -----       ------
    Federal Income Tax Expense (Benefit) ............     $25.0       $20.5       $(21.6)
                                                          =====       =====       ======


    The components of the net deferred income tax liability are as follows:

                                                                                     DECEMBER 31, 1994        DECEMBER 31, 1993
                                                                                  -----------------------   ---------------------
                                                                                  ASSETS     LIABILITIES    ASSETS    LIABILITIES
                                                                                  ------     -----------    ------    -----------
                                                                                                   (IN MILLIONS)
    Deferred policy acquisition costs, reserves and reinsurance................    $   --       $250.6       $  --       $262.0
    Investments................................................................      38.4           --        13.4           --
    Compensation and related benefits..........................................      52.2           --        48.8           --
    Other......................................................................      25.6           --        37.3           --
                                                                                   ------       ------       -----       ------
    Total......................................................................    $116.2       $250.6       $99.5       $262.0
                                                                                   ======       ======       =====       ======

    The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                                       -------------------------------
                                                                        1994        1993         1992
                                                                       ------       -----       ------
                                                                                (IN MILLIONS)
    Deferred policy acquisition costs, reserves and reinsurance....    $(11.4)      $(6.8)      $  1.8
    Investments ...................................................      26.1        11.4        (18.6)
    Compensation and related benefits .............................      (2.8)        1.9         --
    Other .........................................................      14.5        17.4          6.5
                                                                       ------       -----       ------
    Deferred Federal Income Tax Expense (Benefit) .................    $ 26.4       $23.9       $(10.3)
                                                                       ======       =====       ======


    At December 31, 1994, EVLICO had net operating loss carryforwards for tax purposes approximating $62.7 million which expire in 2002 through 2007. These loss carryforwards are available to offset future tax payments to Equitable Life under the tax sharing agreement.

 7. REINSURANCE AGREEMENTS

    EVLICO cedes reinsurance to other insurance companies. EVLICO evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance is summarized as follows:


                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                               1994        1993
                                                                               -----       -----
                                                                                 (IN MILLIONS)
    Direct premiums ......................................................     $40.2       $47.0
    Reinsurance ceded ....................................................       (.1)        (.1)
                                                                               -----       -----
    Premiums .............................................................     $40.1       $46.9
                                                                               =====       =====
    Universal Life and Investment-type Product Policy Fee Income Ceded....     $24.9       $26.0
                                                                               =====       =====
    Policyholders' Benefits Ceded ........................................     $ 8.3       $14.5
                                                                               =====       =====


    EVLICO  reinsures  mortality  risks in excess of $5.0  million on any single
    life.  EVLICO  also  reinsures  the  entire  risk  on  certain   substandard
    underwriting risks as well as in certain other cases.

 8. RELATED PARTY TRANSACTIONS

    Under a cost sharing agreement, EVLICO reimburses Equitable Life for its use of Equitable Life's personnel, property and facilities in carrying out certain of its operations. Reimbursement for intercompany services is based on the allocated cost of the services provided. The incurred balances of these intercompany transactions, which are included in other operating costs and expenses are as follows:


                                                   YEARS ENDED DECEMBER 31,
                                             ----------------------------------
                                              1994          1993          1992
                                             ------        ------        ------
                                                       (IN MILLIONS)
    Personnel and facilities ..........      $257.9        $252.7        $273.7
    Agent commissions and fees ........       122.6         103.0         101.2


    These cost allocations include various employee related obligations for pensions and postretirement benefits. At December 31, 1994, EVLICO recorded as a reduction of shareholder's equity its allocated portion of an additional minimum pension liability of $1.2 million, net of related Federal income taxes, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

    During 1994, 1993 and 1992, Equitable Life restructured certain operations in connection with cost reduction programs. EVLICO recorded provisions of $6.9 million, $17.3 million and $9.5 million in 1994, 1993 and 1992, respectively, relating primarily to allocated lease obligations (net of sub-lease rentals) and severance liabilities.

    EVLICO incurred investment advisory and asset management fee expenses of $19.2 million, $16.0 million and $15.6 million during 1994, 1993 and 1992, respectively.

    EVLICO and Equitable Life have an agreement whereby certain Equitable Life policyholders may purchase EVLICO's policies without presenting evidence of insurability. Under the agreement, Equitable Life pays EVLICO a conversion charge for the extra mortality risk associated with issuing these policies. EVLICO received payments of $3.2 million, $3.1 million and $3.9 million in 1994, 1993 and 1992, respectively, which were reported as other income.

    On August 31, 1993, EVLICO sold $250.0 million of primarily privately placed below investment grade fixed maturities to the Trust. EVLICO realized a $1.1 million gain, net of related deferred policy acquisition costs and deferred Federal income taxes. In conjunction with this transaction, EVLICO received $75.4 million of Class B notes issued by the Trust. These notes have interest rates ranging from 6.85% to 9.45%. The Class B notes are classified as other invested assets on the consolidated balance sheets.

    Net amounts payable to Equitable Life were $226.7 million and $195.4 million at December 31, 1994 and 1993, respectively.

 9. DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

    Derivatives--EVLICO primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce EVLICO's exposure to interest rate fluctuations. Accounting for interest swap transactions is on an accrual basis. Gains and losses related to hedge transactions are amortized as yield adjustments for the remaining life of the underlying hedged item. Income and expense resulting from derivative activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1994 was $704.7 million. The average unexpired terms at December 31, 1994 is 3.0 years. At December 31, 1994, the cost of terminating outstanding matched swaps in a loss position was $34.2 million and the unrealized gain on outstanding matched swaps in a gain position was $4.9 million. EVLICO has no intention of terminating these contracts prior to maturity.

    Fair Value of Financial Instruments--EVLICO defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time EVLICO's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

    Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of EVLICO was not material at December 31, 1994 and 1993.

    Fair value for mortgage loans on real estate is estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

    The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

    The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Note 3:


                                                                DECEMBER 31,
                                             --------------------------------------------------
                                                      1994                        1993
                                             ----------------------      ----------------------
                                             CARRYING      ESTIMATED     CARRYING      ESTIMATED
                                               VALUE      FAIR VALUE       VALUE      FAIR VALUE
                                             --------      --------      --------      --------
                                                               (IN MILLIONS)
    Consolidated Financial Instruments:
    ----------------------------------
    Mortgage loans on real estate ......     $  888.5      $  865.3      $1,059.5      $1,101.7
    Other joint ventures ...............        196.4         196.4         240.7         240.7
    Policy loans .......................      1,185.2       1,138.7       1,087.3       1,155.3
    Policyholders' account balances:
       SPDA ............................      1,744.3       1,732.7       2,129.5       2,143.0
       Annuity certain and SCNILC ......        159.0         151.3         157.4         160.6


10. COMMITMENTS AND CONTINGENT LIABILITIES

    EVLICO is the obligor under certain structured settlement agreements which it has entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, EVLICO has purchased single premium annuities from Equitable Life and directed Equitable Life to make payments directly to the beneficiaries. A contingent liability exists with respect to these agreements should Equitable Life be unable to meet its obligations. Management believes the need to satisfy such obligations is remote.

    EVLICO had outstanding commitments of $1.3 million at December 31, 1994 under existing loan or loan commitment agreements.

11. LITIGATION

    EVLICO is a defendant in connection with various legal actions and proceedings of a character normally incident to its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such litigation cannot be predicted with certainty, management believes, after consultation with counsel responsible for such litigation, that the resolution of these actions and proceedings will not result in losses that would have a material effect on the consolidated financial statements.

12. STATUTORY FINANCIAL INFORMATION

    EVLICO is restricted as to the amounts it may pay as dividends to Equitable Life. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The New York Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices. For the years ended December 31, 1994, 1993 and 1992, statutory earnings (loss) totaled $27.3 million, $(88.4) million and $(32.7) million, respectively. No amounts are expected to be available for dividends from EVLICO to Equitable Life in 1995.

    At December 31, 1994, EVLICO, in accordance with various government and state regulations, had $3.4 million of securities deposited with such government or state agencies.

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles EVLICO's net change in statutory surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings (loss) and shareholder's equity on a GAAP basis.


                                                                                                YEARS ENDED DECEMBER 31,
                                                                                        --------------------------------------
                                                                                          1994           1993           1992
                                                                                        --------       --------       --------
                                                                                                    (IN MILLIONS)
    Net change in statutory surplus and capital stock .............................     $   64.8       $  184.4       $   39.7
    Change in asset valuation reserves ............................................         18.5           26.0           10.6
                                                                                        --------       --------       --------
    Net change in statutory surplus, capital stock and asset valuation reserves....         83.3          210.4           50.3
    Adjustments:
       Future policy benefits and policyholders' account balances .................        (13.5)         (22.5)         (46.2)
       Initial fee liability ......................................................        (20.3)         (11.6)         (13.3)
       Deferred policy acquisition costs ..........................................         34.7           62.2          131.5
       Deferred Federal income taxes ..............................................        (20.2)         (23.9)         120.3
       Valuation of investments ...................................................         27.4           33.8          (27.8)
       Limited risk reinsurance ...................................................           .1           (5.4)         (41.7)
       Contribution from Equitable Life ...........................................        (50.0)        (250.0)        (100.0)
       Other, net .................................................................         (5.5)          33.8         (136.7)
                                                                                        --------       --------       --------
    Net Earnings (Loss) ...........................................................     $   36.0       $   26.8        $ (63.6)
                                                                                        ========       ========       ========
    Statutory surplus and capital stock ...........................................     $  777.6       $  712.7       $  528.3
    Asset valuation reserves ......................................................         88.3           69.8           43.8
                                                                                        --------       --------       --------
    Statutory surplus, capital stock and asset valuation reserves .................        865.9          782.5          572.1
    Adjustments:
       Future policy benefits and policyholders' account balances .................       (354.5)        (341.1)        (318.6)
       Initial fee liability ......................................................       (200.5)        (180.3)        (168.7)
       Deferred policy acquisition costs ..........................................      2,077.1        1,946.7        1,942.7
       Deferred Federal income taxes ..............................................       (134.4)        (159.5)        (136.0)
       Valuation of investments ...................................................       (156.5)          57.4         (105.3)
       Limited risk reinsurance ...................................................       (378.6)        (378.7)        (373.3)
       Post retirement and other pension liabilities ..............................       (105.8)        (122.7)        (132.4)
       Other, net .................................................................       (163.8)        (151.6)        (109.5)
                                                                                        --------       --------       --------
    Shareholder's Equity ..........................................................     $1,448.9       $1,452.7       $1,171.0
                                                                                        ========       ========       ========


13. SUPPLEMENTAL CASH FLOW INFORMATION

    For the years ended December 31, 1994, 1993 and 1992, respectively, real estate of $59.0 million, $92.1 million and $17.5 million was acquired in satisfaction of debt.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Equitable Variable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Equitable Variable Life Insurance Company and its subsidiaries ("EVLICO") at December 31, 1994 and 1993, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of EVLICO's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, EVLICO changed its methods of accounting for postemployment benefits in 1994 and for investment securities and for reinsurance in 1993.






PRICE WATERHOUSE LLP
New York, New York
February 8, 1995

INDEPENDENT AUDITORS' REPORT

The Board of Directors of Equitable Variable Life Insurance Company:

We have audited the consolidated statements of earnings, shareholder's equity and cash flows of Equitable Variable Life Insurance Company ("EVLICO") for the year ended December 31, 1992. These consolidated financial statements are the responsibility of EVLICO's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated results of operations and consolidated cash flows of Equitable Variable Life Insurance Company for the year ended December 31, 1992 in conformity with generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 1992 EVLICO changed its method of accounting for foreclosed assets, income taxes and postretirement benefits other than pensions.






DELOITTE & TOUCHE LLP
New York, New York
February 16, 1993

                                                                      APPENDIX A

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance or ranking of the Separate Account Funds and Trust portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds,
(2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.


Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).


The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.


The Morningstar Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trust portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Champion 2000 premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1925 and December 31, 1994 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trust and do not constitute a representation that the performance of the Separate Account Funds or the Trust portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page A-1 of the Trust's prospectus.


                                                     AVERAGE ANNUAL RATES OF RETURN


                                                       LONG-TERM           LONG-TERM           INTERMEDIATE-                CONSUMER
                                   COMMON              GOVERNMENT          CORPORATE              TERM          TREASURY      PRICE
                                   STOCKS               BONDS                BONDS                BONDS          BILLS        INDEX
                                   ------               -----                -----                -----          -----        -----

FOR THE
FOLLOWING
PERIODS ENDING
12/31/94:
---------
 1 year.................           1.31                -7.77                 -5.76                -5.14            3.90        2.78
 3 years................           6.26                 5.62                  5.28                 4.19            3.43        2.81
 5 years................           8.69                 8.34                  8.36                 7.46            4.73        3.51
10 years................          14.40                11.86                 11.57                 9.40            5.76        3.59
20 years................          14.58                 9.42                 10.00                 9.25            7.29        5.45
30 years................           9.95                 6.96                  7.31                 7.84            6.66        5.36
40 years................          10.66                 5.62                  6.14                 6.58            5.63        4.40
50 years................          11.92                 4.99                  5.34                 5.59            4.69        4.35
60 years................          11.48                 4.81                  5.21                 5.19            3.92        4.10
Since 1926..............          10.19                 4.83                  5.41                 5.09            3.69        3.13
Inflation Adjusted
Since 1926..............           6.85                 1.65                  2.22                 1.91            0.55          --
----------


*Source:  Ibbotson,  Roger G. and Rex A. Sinquefield,  STOCKS, BONDS, BILLS, AND
 INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1995 YEARBOOK(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

 Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

 Long-term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

 Long-term Corporate Bonds -- For the period 1969-1994, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1994; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

 Intermediate-term   Government  Bonds  --  Measured  by  a  one-bond  portfolio constructed each year containing a bond with approximately a five year maturity.

 U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

 Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

                                                                      APPENDIX B

MANAGEMENT

Here is a list of our directors and principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, the following persons have been involved in the management of Equitable and its subsidiaries in various positions for the last five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.


NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
----------------                       ----------------------

DIRECTORS

Michel Beaulieu.....................   Director  of  Equitable   Variable  since  February  1992.  Senior  Vice  President,
                                       Equitable,  since September 1991; prior thereto,  Chief Life Actuary AXA group 1989 to 1991;
                                       Managing  Director, Blondeau & CIE (France) 1986 to 1989. Director, Equity & Law (London).

William T. McCaffrey................   Director of Equitable  Variable  since  February  1987.  Executive  Vice  President,
                                       Equitable,  since  February 1986 and Chief  Administrative  Officer  since  February  1988;
                                       prior  thereto,  various other Equitable positions. Director, Equitable Foundation since
                                       September 1986.

Christophe Dupont-Madinier..........   Director of Equitable  Variable  since  February 1993.  Senior Vice  President,  AXA
                                       (Paris,  France),  since 1988.  Director,  Donaldson,  Lufkin & Jenrette,  Inc.;  Alliance
                                       Capital Management  Corporation, Equitable Real Estate Investment Management, Inc.

Jose S. Suquet......................   Director of Equitable  Variable  since January 1995.  Executive  Vice  President and
                                       Chief Agency Officer, Equitable, since August 1994; prior thereto, Agency Manager, Equitable, since February 1985.

Laurent Clamagirand.................   Director  of  Equitable   Variable  since  February  1995;   Director  of  Financial
                                       Reporting,  Equitable,  since November 1994; prior thereto,  International  Controller,  AXA,
                                       January 1990 to October 1994; Director, Equitable of Colorado, since March 1995.

OFFICERS -- DIRECTORS

James M. Benson.....................   President,  Equitable  Variable since  December,  1993;  Vice Chairman of the Board,
                                       Equitable  Variable July 1993 to December  1993.  President  and Chief  Operating  Officer,
                                       Equitable,  February  1994 to present; Senior Executive Vice President,  April 1993 to
                                       February 1994. Prior thereto,  President,  Management Compensation Group, 1983 to February
                                       1993. Director, Alliance Capital, October 1993 to present.

Harvey Blitz........................   Vice President,  Equitable Variable since April 1995; Director of Equitable Variable since October 1992. Senior Vice President,  Equitable since September 1987. Senior Vice
                                       President,  The Equitable Companies Incorporated,  since July 1992.  Director,  Equico
                                       Securities,  Inc., since September 1992;  Equitable of Colorado,  since September 1992;
                                       Equisource and its subsidiaries since October 1992.

Gordon Dinsmore.....................   Senior  Vice  President,  Equitable  Variable,  since  February  1991.  Senior  Vice
                                       President,  Equitable since  September 1989;  prior thereto,  various other Equitable positions.  Director and Senior Vice President,  March 1991 to present,  Equitable  of
                                       Colorado;  Director,  FHJV  Holdings,  Inc.,  December  1990 to present; Director, Equitable
                                       Distributors, Inc., August 1993 to present, and Director Equitable Foundation, May 1991 to present.

Jerry de St Paer....................   Senior  Investment  Officer,  Equitable  Variable  since  April  1995;  Director  of
                                       Equitable  Variable since April 1992.  Executive Vice President & Chief  Financial  Officer,
                                       Equitable,  since April 1992; prior  thereto,  Executive Vice  President  since  December
                                       1990;  Senior Vice President & Treasurer June 1990 to December 1990; Senior Vice President,
                                       Equitable  Investment  Corporation January 1987 to January 1991;  Executive Vice President &
                                       Chief Financial Officer,  The Equitable Companies  Incorporated since May 1992;  Director,
                                       Economic Services Corporation & various Equitable subsidiaries.

James S. Kalmer.....................   Senior Vice  President,  Equitable  Variable,  since February  1991.  Vice President since December 1987.  Senior Vice President,  Equitable,  since September 1989,  prior thereto,  Vice President.  Director, Equisource and its  subsidiaries  since March 1991; and
                                       Equitable  Underwriting  and Sales Agency  (Bahamas)  Limited since March 1994.


NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
----------------                       ----------------------

OFFICERS -- DIRECTORS (Continued)

Joseph J. Melone....................   Chairman  of the  Board and  Chief  Executive  Officer,  Equitable  Variable,  since
                                       November  1990;  Chairman of the Board and Chief  Executive  Officer,  Equitable,
                                       February 1994 to present;  President and Chief  Executive  Officer,  September 1992 to
                                       February 1994;  President and Chief  Operating  Officer from November 1990 to September 1992.
                                       President and Chief  Operating  Officer of The Equitable  Companies  Incorporated  since July
                                       1992.  Prior thereto,  President,  The Prudential  Insurance  Company of America,  since
                                       December 1984.  Director,  Equity & Law (United Kingdom) and various other Equitable subsidiaries.

Brian O'Neil........................   Senior Vice  President  and Chief  Investment  Officer,  Equitable  Variable,  since
                                       October 1992.  Executive Vice President & Chief Investment  Officer,  Equitable,  since April
                                       1992;  prior thereto;  Senior Vice President  since February 1989;  Vice  President  from
                                       July 1988 to February 1989.  Senior Vice  President,  Equitable Capital Management
                                       Corporation,  from November 1987 to March 1989. Director,  Equitable Real Estate Investment
                                       Management, Inc. since May 1992; Alliance since October 1993; Equitable Foundation since
                                       May 1991.

Samuel B. Shlesinger................   Senior  Vice  President,  Equitable  Variable,  since  February  1988.  Senior  Vice
                                       President and Actuary,  Equitable;  prior thereto,  Vice President and Actuary.  Director,
                                       Chairman and CEO,  Equitable of Colorado.

Dennis D. Witte.....................   Senior  Vice  President,  Equitable  Variable,  since  February  1991;  Senior  Vice
                                       President, Equitable, since July 1990; prior thereto, various other Equitable positions.

OFFICERS

J. Thomas Liddle, Jr. ..............   Senior  Vice  President  and Chief  Financial  Officer,  Equitable  Variable,  since
                                       February 1986. Senior Vice President, Equitable since April 1991; prior thereto, Vice
                                       President and Actuary, Equitable.

Franklin Kennedy, III...............   Vice  President,  Equitable  Variable,  since  August 1981.  Senior Vice  President,
  1345 Avenue of the Americas          Alliance  Capital  Management  Corporation,  July 1993 to present;  Senior Vice  President,
  New York, New York  10105            Equitable  Capital  Management Corporation,  March 1987 to July 1993.  Vice  President,
                                       The Hudson River Trust.  Managing  Director and Chief  Investment Officer, Equitable
                                       Investment Management Corporation, from November 1983 to January 1987.

William A. Narducci.................   Vice  President and Chief Claims  Officer,  Equitable  Variable since February 1989.
   200 Plaza Drive                     Vice President, Equitable since February 1988; prior thereto, Assistant Vice President.
   Secaucus, New Jersey  07096

John P. Natoli......................   Vice President and Chief Underwriting  Officer,  Equitable Variable,  since February
                                       1988. Vice President, Equitable.

Molly K. Heines.....................   Secretary,  Equitable  Variable,  since February 1991; Vice President and Secretary,
                                       Equitable, since July 1990; prior thereto, Vice President & Counsel.

Kevin R. Byrne......................   Treasurer,  Equitable Variable,  since September 1990; Vice President and Treasurer,
                                       Equitable  since  September  1993;  prior thereto,  Vice President  from March 1989 to
                                       September  1993.  Vice President and Treasurer,  The Equitable Companies Incorporated,
                                       September 1993 to present;  Frontier Trust since August 1990; Equisource and its subsidiaries
                                       October 1990 to present.

Stephen Hogan.......................   Vice President and Controller,  Equitable Variable,  February 1994 to present.  Vice
                                       President,  Equitable,  January  1994 to present;  prior  thereto,  Controller,  John
                                       Hancock  subsidiaries,  from 1987 to December 1993.

                                  CHAMPION(TM)
                                      2000

                          Prospectus Dated May 1, 1994

Champion 2000 is a modified premium variable whole life insurance policy issued by Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable).

Although the policy specifies a scheduled premium, you may, within limits, skip scheduled premium payments or make optional premium payments. Skipping scheduled premium payments could, however, result in policy lapse.

Net premiums are deposited in a Policy Account. Policy Account values increase or decrease with credited interest and/or investment experience and reflect certain deductions and charges. You may allocate your Policy Account value to a guaranteed fixed return and variable return investment strategies. The Hudson River Trust (Trust) is the mutual fund which provides the underlying basis for the variable return investment strategies. The Trust is a series fund with twelve different investment portfolios:

o  Money Market                           o Growth & Income       Asset Allocation Series:
o  Intermediate Government Securities     o Equity Index          o Conservative Investors
o  Quality Bond                           o Common Stock          o Growth Investors
o  High Yield                             o Global
o  Balanced                               o Aggressive Stock

Champion 2000 provides a death benefit if the insured person dies while the policy is in effect. You may choose either a fixed benefit equal to the Face Amount of the policy or a variable benefit equal to the Face Amount plus a portion of the Policy Account. You can reduce the Face Amount and change the death benefit option, within limits.

You may draw upon Policy Account value through loans, partial withdrawals or policy surrender, within limits. A charge will apply if you surrender the policy during the first fifteen years. This charge will also apply if you reduce the policy's Face Amount or if the policy lapses during this time.

Regardless of your policy's investment experience, the policy will not lapse as long as scheduled premiums are paid when due, no withdrawals are made and any policy loan plus accrued loan interest does not exceed the policy's cash surrender value.

Ask your Equitable agent to determine if changing, or adding to, your existing insurance coverage with Champion 2000 would be to your advantage. You may examine the policy for a limited period after your initial payment and if you are not satisfied for any reason, you may return the policy for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN CHAMPION 2000. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE HUDSON RIVER TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Copyright 1994 Equitable Variable Life Insurance Company. All rights reserved.

VM 483

                                TABLE OF CONTENTS

                                                             PAGE
                                                             ----

SUMMARY OF CHAMPION 2000 FEATURES...............................1

PART 1--  DETAILED INFORMATION ABOUT EQUITABLE VARIABLE AND
          CHAMPION 2000 INVESTMENT CHOICES......................4
          THE COMPANY THAT ISSUES CHAMPION 2000.................4
            Equitable Variable..................................4
            Our Parent, Equitable...............................4
          THE SEPARATE ACCOUNT AND THE TRUST....................4
            The Separate Account................................4
            The Trust...........................................4
            The Trust's Investment Adviser......................4
            Investment Policies Of The Trust's Portfolios.......5
          THE GUARANTEED INTEREST DIVISION......................6
            Amounts In The Guaranteed Interest Division.........6
            Adding Interest In The Guaranteed Interest Division.6
            Transfers From The Guaranteed Interest Division.....6

PART 2--  DETAILED INFORMATION ABOUT CHAMPION 2000..............7
          PREMIUMS..............................................7
            Premium Amounts And Due Dates.......................7
            Tabular Values......................................7
            Premium Redetermination.............................7
            Optional Premium Payments...........................8
            Premium And Monthly Deduction Allocations...........8
            Changing Your Allocation
              And Deduction Percentages.........................8
            Certain Tax Considerations..........................8
          DEATH BENEFITS........................................8
          CHANGES IN INSURANCE PROTECTION.......................8
            Reducing The Face Amount............................8
            Changing The Death Benefit Option...................9
            Substitution Of Insured Person......................9
            When Policy Changes Go Into Effect..................9
          MATURITY BENEFITS.....................................9
          LIVING BENEFIT OPTION.................................9
          ADDITIONAL BENEFITS MAY BE AVAILABLE..................9
          YOUR POLICY ACCOUNT VALUE............................10
            Amounts In The Separate Account....................10
            How We Determine The Unit Value....................10
            Transfers Of Policy Account Value..................10
            Automatic Transfer Service.........................10
            Telephone Transfers................................11
            Charge for Transfers...............................11
          BORROWING FROM YOUR POLICY ACCOUNT...................11
            How To Request A Loan..............................11
            Policy Loan Interest...............................11
            When Interest Is Due...............................12
            Repaying The Loan..................................12
            The Effects Of A Policy Loan.......................12
          PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT.........12
            Partial Withdrawal Charges.........................12
            Allocation Of Partial Withdrawals And Charges......12
            The Effects Of A Partial Withdrawal................12
            Surrender For Net Cash Surrender Value.............13
          DEDUCTIONS AND CHARGES...............................13
            Deductions From Your Premiums......................13
            Deductions From Your Policy Account................13
            How Policy Account Charges Are Allocated...........14
            Charges Against The Separate Account...............14
            Trust Charges......................................15
            Surrender Charges..................................15
          ADDITIONAL INFORMATION ABOUT CHAMPION 2000...........15
            Your Policy Can Lapse..............................15
            Options On Lapse...................................16
            You May Reinstate The Policy.......................16
            Policy Periods, Anniversaries, Dates And Ages......16
          TAX EFFECTS..........................................17
            Policy Proceeds....................................17
            Diversification....................................18
            Policy Changes.....................................18
            Tax Changes........................................18
            Estate and Generation Skipping Taxes...............19
            Pension And Profit-Sharing Plans...................19
            Other Employee Benefit Programs....................19
            Our Taxes..........................................19
            When We Withhold Income Taxes......................19

PART 3--  ADDITIONAL INFORMATION...............................19
          YOUR VOTING PRIVILEGES...............................19
            Trust Voting Privileges............................19
            How We Determine Your Voting Shares................20
            Separate Account Voting Rights.....................20
          OUR RIGHT TO CHANGE HOW WE OPERATE...................20
          OUR REPORTS TO POLICYOWNERS..........................20
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY..........20
          YOUR PAYMENT OPTIONS.................................21
          YOUR BENEFICIARY.....................................21
          ASSIGNING YOUR POLICY................................21
          WHEN WE PAY POLICY PROCEEDS..........................21
          DIVIDENDS............................................21
          REGULATION...........................................22
          SPECIAL CIRCUMSTANCES................................22
          DISTRIBUTION.........................................22
          LEGAL PROCEEDINGS....................................22
          ACCOUNTING AND ACTUARIAL EXPERTS.....................22
          ADDITIONAL INFORMATION...............................23
          MANAGEMENT...........................................24

PART 4--  ILLUSTRATIONS OF POLICY BENEFITS.....................26

SEPARATE ACCOUNT FP FINANCIAL STATEMENTS....................FSA-1

EQUITABLE VARIABLE FINANCIAL STATEMENTS.......................F-1

APPENDIX A --  COMMUNICATING PERFORMANCE DATA.................A-1
               LONG TERM MARKET TRENDS........................A-1

--------------------------------------------------------------------------------
In this prospectus "we," "our" and "us" mean Equitable Variable Life Insurance Company (Equitable Variable), a New York stock life insurance company. "You" and "your" mean the owner of the policy. We refer to the person who is covered by the policy as the "insured person," because the insured person and the policyowner may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE VARIABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE VARIABLE.

                        WHAT IS VARIABLE LIFE INSURANCE?

Variable life insurance is one kind of permanent cash value life insurance. Like other kinds of permanent cash value life insurance, such as whole life and universal life insurance, variable life insurance generally provides two benefits: an income tax-free death benefit and a cash value that grows tax-deferred.

What sets variable life insurance apart from universal life and whole life is that variable life insurance allows the policyowner to direct premiums to different mutual fund options. This enables a policyowner to harness the growth potential of, for example, the equity markets, but the policyowner also bears the risk of investment losses. In contrast, whole life insurance provides a minimum guaranteed cash value and universal life applies a minimum guaranteed interest rate to premiums.

Some variable life insurance policies offer some of the other features of universal or whole life such as premium flexibility (universal life), face amount increases (universal life) or death benefit guarantees (whole life). Equitable Variable and its parent, Equitable, offer an array of permanent cash value insurance products and your Equitable agent can help you determine which product best suits your insurance needs.


                        SUMMARY OF CHAMPION 2000 FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

INVESTMENT FEATURES

PREMIUMS

o Scheduled premiums are specified on the Information Page of your policy (the Policy Information Page). Optional premiums may be paid, although we reserve the right to limit optional premiums paid in any year. Scheduled premiums may be skipped. However, skipping a scheduled premium could result in policy lapse. See PREMIUMS on page 7.

o The Policy Information Page specifies an initial scheduled premium and a higher maximum scheduled premium for basic life insurance. You may be required to pay the maximum scheduled premium in later policy years.

POLICY ACCOUNT

o After certain charges are deducted from your premium payment, the balance, called your net premium, is put in your Policy Account. Net premiums can be allocated to a Guaranteed Interest Division and to one or more divisions of Equitable Variable's Separate Account FP (the Separate Account). The Separate Account divisions invest in corresponding portfolios of the Trust. You may adjust your allocation by changing your allocation percentages or by making transfers among the Separate Account divisions and the Guaranteed Interest Division.

o REQUESTS FOR TRANSFERS OUT OF THE GUARANTEED INTEREST DIVISION CAN ONLY BE MADE WITHIN 30 DAYS OF A POLICY ANNIVERSARY. SUCH TRANSFERS WILL BE EFFECTIVE AS OF THE DATE WE RECEIVE YOUR REQUEST, BUT NO EARLIER THAN THE POLICY ANNIVERSARY. TRANSFERS INTO THE GUARANTEED INTEREST DIVISION AND AMONG ALL SEPARATE ACCOUNT DIVISIONS MAY BE REQUESTED AT ANY TIME. Transfers are subject to the rules discussed under TRANSFERS FROM THE GUARANTEED INTEREST DIVISION on page 6 and TRANSFERS OF POLICY ACCOUNT VALUE on page 10.

o There is no minimum guaranteed cash value for amounts allocated to the Separate Account divisions. The value of amounts allocated to the Guaranteed Interest Division will depend on deductions from that Division and on the interest rates declared each year by Equitable Variable (4% minimum).

REDEMPTION

o Loans may be taken against 90% of a policy's Cash Surrender Value (Policy Account value less any applicable surrender charge) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT on page 11.

o Partial withdrawals of Net Cash Surrender Value (Cash Surrender Value less any loan and accrued loan interest) may be taken after the first policy year, subject to our approval and certain limitations. See PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT on page 12.

o The policy may be surrendered for its Net Cash Surrender Value, less any lien securing a Living Benefit payment, at which time insurance coverage will end.

o You may choose to use your Net Cash Surrender Value, less any lien securing a Living Benefit payment, to purchase a fixed-benefit insurance option as of the beginning of the next policy month. See OPTIONS ON LAPSE on page 16.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o  Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit that equals the Face Amount plus any excess of the Policy Account value over the Tabular Policy Account value.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements.

o After the first year, you may reduce the Face Amount or change the death benefit option, within limits. The minimum Face Amount is $50,000.

o A death benefit is guaranteed if all scheduled premiums are paid when due, no withdrawals are made and any policy loan plus accrued loan interest does not exceed the policy's Cash Surrender Value. The guaranteed death benefit is equal to the Face Amount at the time of death, reduced by any policy loan, any lien securing a Living Benefit payment and accrued interest.

MATURITY BENEFITS

o A maturity benefit equal to the death benefit, less any policy loan, any lien securing a Living Benefit payment plus accrued interest, is payable on the policy anniversary nearest the insured person's 100th birthday, if the insured person is still living on that date.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost.

ADDITIONAL BENEFITS

o Disability waiver, accidental death, term insurance on the insured person or on an additional insured person, children's term insurance and substitution of insured person riders are available.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

o Applicable charges for taxes imposed by states and other jurisdictions. Such taxes currently range between .75% and 5% (Virgin Islands).

o  Payment processing fee of $2 per payment.

o Premium Sales Charge of 4% of premiums paid. Equitable Variable currently intends to stop deducting this charge once the aggregate amount collected equals a specified amount. See DEDUCTIONS FROM YOUR PREMIUMS on page 13.

FROM THE POLICY ACCOUNT

o Monthly administrative charge of $20 during the first policy year; currently $5 during subsequent policy years (subject to $8 per month maximum).

o Monthly: cost of insurance charge; minimum death benefit guarantee charge equal to $0.01 per $1000 of Face Amount; rating charge if insured person does not meet standard underwriting requirements; charge for any additional benefits.

o Transaction charges (for partial withdrawals and certain investment division transfers).

o A lapse, surrender or Face Amount reduction during the first twelve policy years will incur an Administrative Surrender Charge which is $540 during the first three policy years (less for issue ages under 20) and declines thereafter on a monthly basis to zero at the end of the twelfth policy year.

o During the first fifteen policy years, a contingent deferred sales charge called the Premium Surrender Charge applies if the policy lapses, is surrendered for its Net Cash Surrender Value or if the Face Amount is reduced. The maximum Premium Surrender Charge is equal to 61% of one "target premium." This maximum is level for the first eight policy years, and then declines on a monthly basis until it reaches zero at the end of the fifteenth policy year.

   We refer to the Premium Surrender Charge and the Administrative Surrender Charge together as the Surrender Charges. See SURRENDER CHARGES on page 15 for a detailed discussion, including an explanation of "target premium."

FROM THE SEPARATE ACCOUNT

o Current charge for certain mortality and expense risks of .60% per annum (guaranteed not to exceed .70% per annum).

FROM THE TRUST

o Trust shares are purchased at net asset value which reflects investment management fees and other direct expenses. Investment management fees are charged at the maximum annual rates of .35% of net assets for the Equity Index Portfolio, .40% for Common Stock, Money Market and Balanced Portfolios; .50% for Aggressive Stock and Intermediate Government Securities Portfolios and .55% for High Yield, Global, Conservative Investors, Growth Investors, Quality Bond and the Growth & Income Portfolios.

VARIATIONS

o Equitable Variable is subject to the insurance laws and regulations in every jurisdiction in which Champion 2000 is sold. As a result, the terms of Champion 2000 may vary from jurisdiction to jurisdiction. The terms of Champion 2000 may also vary where special circumstances result in a reduction in our costs.

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have the right to examine the policy. If for any reason you are not satisfied with it, you may cancel the policy within the time limits described below. You may cancel the policy by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

o Your request to cancel the policy must be postmarked no later than the latest of the following three dates: (i) 10 days after you receive the policy; (ii) 10 days after we mail or personally deliver a written notice telling you about your right to cancel (Notice of Withdrawal Right); or (iii) 45 days after you sign Part 1 of the policy application.

o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of an existing life insurance policy, we may reinstate the prior policy. The cancellation right may vary in certain states. There may be income tax and withholding implications associated with cancellation.

LAPSE

o Regardless of its investment experience, your policy will not lapse if all scheduled premiums have been paid when due, no withdrawals are made and any policy loan plus accrued loan interest does not exceed the policy's Cash Surrender Value. If you skip a scheduled premium payment or make withdrawals, your policy will remain in force if the amount of actual premiums paid or your Policy Account value meet certain levels. Otherwise, your policy will lapse unless you make a required payment. See YOUR POLICY CAN LAPSE on page 15.

o If you have taken a policy loan, your policy will lapse if the policy loan plus accrued loan interest exceeds the Cash Surrender Value of the policy.

o You will be notified prior to lapse and given the opportunity to maintain the policy in force by paying the amount specified in the notice.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax so long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity, lapse or a substitution of insured person may result in recognition of income for tax purposes.


                       HUDSON RIVER TRUST RATES OF RETURN

The rates of return shown below are based on the actual investment performance of The Hudson River Trust portfolios, after deduction for investment management fees and direct Trust operating expenses, for periods ending December 31, 1993. The historical performance of the Common Stock and Money Market Portfolios for periods prior to March 22, 1985 has been adjusted to reflect current investment management fees of .40% per annum and .10% per annum in estimated direct Trust operating expenses. The Common Stock Portfolio and its predecessors have been in existence since 1976. No return information is provided for the Equity Index Portfolio since it received its initial funding on March 1, 1994.

These rates of return are not illustrative of how actual investment performance will affect the benefits under your policy. Moreover, these rates of return are not an estimate or guarantee of future performance.

THESE RATES OF RETURN ARE FOR THE TRUST ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER A CHAMPION 2000 POLICY.

                                                                         PERIODS ENDING 12/31/93
PORTFOLIO                                   1 YEAR       3 YEARS       5 YEARS     10 YEARS     15 YEARS   SINCE INCEPTION(a)
---------                                   ------       -------       -------     --------     --------   ------------------
Money Market..........................        3.00%        4.23%        6.00%        6.95%         --             7.83%
Intermediate Gov't. Securities........       10.58          --           --           --           --            10.25
Quality Bond (b)......................         --           --           --           --           --            (0.51)
High Yield............................       23.15        19.85        12.35          --           --            10.84
Balanced..............................       12.28        15.52        14.42          --           --            13.95
Growth & Income (b)...................         --           --           --           --           --            (0.25)
Common Stock..........................       24.84        21.12        15.44        15.27        17.52%          14.87
Global................................       32.09        19.73        15.36          --           --            11.22
Aggressive Stock......................       16.77        28.32        26.81          --           --            21.97
The Asset Allocation Series:
Conservative Investors................       10.76        11.98          --           --           --            10.69
Growth Investors......................       15.26        21.67          --           --           --            18.69
----------------

(a) The Growth & Income and Quality Bond Portfolios received their initial funding on October 1, 1993; the Intermediate Government Securities Portfolio on April 1, 1991; the Conservative Investors and the Growth Investors Portfolios on October 2, 1989; the Global Portfolio on August 27, 1987; the High Yield Portfolio on January 2, 1987; the Aggressive Stock and Balanced Portfolios on January 27, 1986; the predecessor of the Money Market
    Portfolio on July 13, 1981; and the predecessor of the Common Stock Portfolio on January 13, 1976.

(b) Unannualized.

Additional investment performance information appears in the attached Trust prospectus.

ILLUSTRATIONS OF POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The illustrations on the next page were developed to demonstrate how the actual investment experience of the Trust and its predecessors would have affected the Policy Account Value and Cash Surrender Value of a hypothetical Champion 2000 policy held through December 31, 1993. Each chart illustrates Premiums, Policy Account Values and Cash Surrender Values of a hypothetical Champion 2000 policy, assuming 100% allocation to a different Separate Account investment division. The illustration also assumes that the insured is a 40-year-old male, non-smoker and that the policy has a level death benefit, a $200,000 face amount and a $2,285 annual premium.

Illustrations have been prepared only for portfolios of the Trust that have been in existence for five or more years. The other portfolios have been in existence for a shorter time period and any demonstration of how their investment performance would have affected policy values would be less meaningful.

For portfolios whose inception dates fall before June 30, the columns reflect actual, unannualized returns for the portion of the first year the portfolio was in existence. When a portfolio's inception date falls after June 30, the columns do not reflect partial year results, but show results based on the first full calendar year of operation.

Policy values reflect all charges assessed under the policy and by the Trust. Where applicable, current charges have been used to determine policy values; if guaranteed charges were used, the results would be lower. The historical performance of the Common Stock and Money Market portfolios for periods prior to March 22, 1985 has been adjusted to reflect current investment management fees of .40% per annum and .10% per annum for direct Trust expenses. These values are not an estimate or guarantee of future performance.


                                       3-A

                ILLUSTRATIONS OF CHAMPION 2000 POLICY ACCOUNT AND
          CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS
                  AND $200,000 OF INITIAL INSURANCE PROTECTION

                       [THE FOLLOWING DATA WAS REPRESENTED
                           IN 3-D VERTICAL BAR GRAPHS
                           IN THE PRINTED PROSPECTUS:]

COMMON STOCK DIVISION      1ST YEAR      5TH YEAR       10TH YEAR     SINCE 1/13/76
---------------------      --------      --------       ---------     -------------
Premium ...............     $2,285        $11,425        $22,850        $ 41,130
Policy Account Value...     $1,659        $15,340        $39,817        $148,078
Cash Surrender Value...     $  536        $13,879        $38,557        $148,078


MONEY MARKET DIVISION      1ST YEAR      5TH YEAR       10TH YEAR    SINCE 12/31/82
---------------------      --------      --------       ---------    --------------
Premium ...............     $2,285        $11,425        $22,850        $27,420
Policy Account Value...     $1,728        $10,332        $24,112        $28,723
Cash Surrender Value...     $  605        $ 8,872        $22,853        $28,031


AGGRESSIVE STOCK DIVISION  1ST YEAR      5TH YEAR      SINCE 1/27/86
-------------------------  --------      --------      -------------
Premium ...............     $2,285        $11,425        $18,280
Policy Account Value...     $2,135        $13,215        $34,764
Cash Surrender Value...     $1,012        $11,754        $33,162


BALANCED DIVISION          1ST YEAR      5TH YEAR      SINCE 1/27/86
-----------------          --------      --------      -------------
Premium ...............     $2,285        $11,425        $18,280
Policy Account Value...     $2,017        $11,158        $22,944
Cash Surrender Value...     $  894        $ 9,698        $21,342


HIGH YIELD DIVISION        1ST YEAR      5TH YEAR      SINCE 1/2/87
-------------------        --------      --------      ------------
Premium ...............     $2,285        $11,425        $15,995
Policy Account Value...     $1,575        $10,670        $18,805
Cash Surrender Value...     $  452        $ 9,209        $17,236


GLOBAL DIVISION            1ST YEAR      5TH YEAR     SINCE 12/31/87
---------------            --------      --------     --------------
Premium ...............     $2,285        $11,425        $13,710
Policy Account Value...     $1,692        $10,882        $16,479
Cash Surrender Value...     $  569        $ 9,421        $14,964

                               [END OF GRAPH DATA]


                                       3-B

PART 1: DETAILED INFORMATION ABOUT EQUITABLE VARIABLE AND CHAMPION 2000 INVESTMENT CHOICES

THE COMPANY THAT ISSUES CHAMPION 2000

EQUITABLE VARIABLE. Equitable Variable was organized in 1972 in New York State as a stock life insurance company. We are a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. At December 31, 1993, we had approximately $81.6 billion face amount of variable life insurance in force.

We sell both traditional and innovative forms of life insurance designed to give policyowners maximum choice and flexibility. Additional forms of life insurance are available through our parent, Equitable. Your Equitable agent can provide information about all forms of life insurance available from us and Equitable and help you decide which may best meet your objectives.

OUR PARENT, EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. Equitable and its subsidiaries managed approximately $174 billion as of December 31, 1993. Equitable's assets do not back the benefits that we pay under our policies. Equitable's home office is 787 Seventh Avenue, New York, New York 10019.

Equitable is a wholly-owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA currently owns 49% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock and redeemable preferred stock. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company, Equitable and their subsidiaries. After September 19, 1994 (or earlier under certain circumstances) AXA will be able to increase its ownership of the Holding Company's common stock by converting certain convertible securities it currently owns or through purchases. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies.

THE SEPARATE ACCOUNT AND THE TRUST

THE SEPARATE ACCOUNT. The Separate Account was established on April 19, 1985 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account.

Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors. We may also retain in the Separate Account amounts owed to us for charges or other permitted allocations. Because such retained amounts do not support Policy Account values, we may transfer them from the Separate Account to our General Account.

THE TRUST. The Separate Account has several divisions, each of which invests in shares of a corresponding portfolio of the Trust. The Trust is an open-end diversified management investment company, more commonly called a mutual fund. As a "series" type mutual fund, it issues several different "series" of stock, each of which relates to a different Trust portfolio with a different investment policy. The Trust does not impose a sales charge or "load" for buying and selling its shares. The Trust's shares are bought and sold by our Separate Account at net asset value. The Trust's custodian is The Chase Manhattan Bank, N.A.

The Trust sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to protect our policyowners. Also, if we ever believe that any Trust portfolio is so large as to materially impair the investment performance of a portfolio or the Trust, we will examine other investment options.

THE TRUST'S INVESTMENT ADVISER. The Trust is advised by Alliance Capital Management L.P. (Alliance). Alliance is registered as an investment adviser under the Investment Advisers Act of 1940 (the Advisers Act). Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable.

Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 1993, Alliance was managing approximately $115 billion in assets.

Alliance's main office is 1345 Avenue of the Americas, New York, New York 10105.

The advisory fee payable by the Trust is based on the following annual percentages of the value of each portfolio's daily average net assets:

                                                                       DAILY AVERAGE NET ASSETS
                                                           -----------------------------------------------
                                                               FIRST            NEXT              OVER
PORTFOLIO                                                  $350 MILLION     $400 MILLION      $750 MILLION
---------                                                  ------------     ------------      ------------
Common Stock, Money Market and Balanced ..............         .400%            .375%            .350%
Aggressive Stock and Intermediate Gov't. Securities...         .500%            .475%            .450%
High Yield, Global, Conservative Investors and
    Growth Investors .................................         .550%            .525%            .500%

                                                               FIRST            NEXT             OVER
PORTFOLIO                                                  $500 MILLION     $500 MILLION      $1 BILLION
---------                                                  ------------     ------------      ----------
Quality Bond and Growth & Income......................         .550%            .525%            .500%

                                                               FIRST            NEXT             OVER
PORTFOLIO                                                  $750 MILLION     $750 MILLION      $1.5 BILLION
---------                                                  ------------     ------------      ------------
Equity Index..........................................         .350%            .300%            .250%

INVESTMENT POLICIES OF THE TRUST'S PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. For a more complete discussion of the investment objectives and policies of all the Trust's portfolios, see the attached Trust prospectus. The policies and objectives of the Trust's portfolios are as follows:

PORTFOLIO                        INVESTMENT POLICY                                        OBJECTIVE
---------                        -----------------                                        ---------
MONEY MARKET...............      Primarily  high  quality  short-term  money  market      High  level  of  current  income  while
                                 instruments.                                             preserving   assets   and   maintaining
                                                                                          liquidity.

INTERMEDIATE...............      Primarily debt  securities  issued or guaranteed by      High  current  income  consistent  with
GOVERNMENT                       the   U.S.    Government,    its    agencies    and      relative stability of capital.
SECURITIES                       instrumentalities.  Each  investment  will  have  a
                                 final  maturity  of  not  more  than  10 years or a
                                 duration   not   exceeding    that  of  a   10-year
                                 Treasury note.

QUALITY BOND...............      Primarily investment grade fixed-income securities.      High  current  income  consistent  with
                                                                                          preservation of capital.

HIGH YIELD.................      Primarily   a   diversified   mix  of  high  yield,      High  return  by   maximizing   current
                                 fixed-income     securities    involving    greater      income  and,  to the extent  consistent
                                 volatility  of  price  and  risk of  principal  and      with    that     objective,     capital
                                 income than high quality  fixed-income  securities.      appreciation.
                                 The medium and lower  quality  debt  securities  in
                                 which the  portfolio  may invest are known as "junk
                                 bonds."

BALANCED...................      Primarily  common  stocks,   publicly-traded   debt      High return  through a  combination  of
                                 securities    and   high   quality   money   market      current      income     and     capital
                                 instruments.                                             appreciation.

GROWTH & INCOME............      Primarily common stocks and securities  convertible      High return  through a  combination  of
                                 into common stocks.                                      current      income     and     capital
                                                                                          appreciation.

EQUITY INDEX...............      Selected  securities  in the  Standard & Poor's 500      Total  return  before  Trust   expenses
                                 Index  which  the  advisor  believes  will,  in the      that   approximates  the  total  return
                                 aggregate,  approximate the performance  results of      performance  of the  Standard  & Poor's
                                 the Index.                                               500 Index,  including  reinvestment  of
                                                                                          dividends,  at a risk level  consistent
                                                                                          with that of the Index.

COMMON STOCK...............      Primarily   common  stock  and  other   equity-type      Long-term   growth   of   capital   and
                                 instruments.                                             increasing income.

GLOBAL.....................      Primarily  equity  securities of non-United  States      Long-term growth of capital.
                                 as well as United States companies.

AGGRESSIVE STOCK...........      Primarily  common  stocks  and  other   equity-type      Long-term growth of capital.
                                 securities  issued  by  medium  and  other  smaller
                                 sized companies with strong growth potential.

PORTFOLIO                        INVESTMENT POLICY                                        OBJECTIVE
---------                        -----------------                                        ---------
ASSET ALLOCATION SERIES:
CONSERVATIVE...............      Diversified  mix of  publicly-traded,  fixed-income      High  total  return  without,   in  the
INVESTORS                        and  equity  securities;  asset  mix  and  security      adviser's   opinion,   undue   risk  to
                                 selection   are   primarily   based  upon   factors      principal.
                                 expected to reduce risk.

GROWTH INVESTORS...........      Diversified  mix of  publicly-traded,  fixed-income      High total return  consistent  with the
                                 and  equity  securities;  asset  mix  and  security      adviser's  determination  of reasonable
                                 selection  based upon factors  expected to increase      risk.
                                 possibility of high long-term return.

Because Policy Account values may be invested in mutual fund options, Champion 2000 offers an opportunity for the Cash Surrender Value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Cash Surrender Value may not appreciate as rapidly and indeed, may decrease in value. It is possible that the Cash Surrender Value could decline to zero because of unfavorable investment performance, even if you continue to pay scheduled premiums when due. However, if scheduled premiums are paid when due and you do not make withdrawals, the death benefit is guaranteed.

More detailed information about the Trust, its investment policies, risks, expenses and all other aspects of its operations, appears in its prospectus, which is attached to this prospectus, and in its Statement of Additional Information referred to therein.

THE GUARANTEED INTEREST DIVISION

YOU MAY ALLOCATE SOME OR ALL OF YOUR POLICY ACCOUNT TO THE GUARANTEED INTEREST DIVISION, WHICH IS FUNDED BY OUR GENERAL ACCOUNT AND PAYS INTEREST AT A DECLARED RATE GUARANTEED FOR EACH POLICY YEAR. THE PRINCIPAL, AFTER DEDUCTIONS, IS ALSO GUARANTEED. THE GENERAL ACCOUNT SUPPORTS OUR INSURANCE AND ANNUITY OBLIGATIONS, INCLUDING THE GUARANTEED INTEREST DIVISION. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, PARTICIPATIONS IN THE GUARANTEED INTEREST DIVISION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THE GUARANTEED INTEREST DIVISION NOR THE GENERAL ACCOUNT HAS BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT, THE GUARANTEED INTEREST DIVISION NOR ANY INTERESTS THEREIN ARE GENERALLY SUBJECT TO REGULATION UNDER THESE ACTS. WE HAVE BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT MADE A REVIEW OF THE DISCLOSURES RELATING TO THE GENERAL ACCOUNT AND THE GUARANTEED INTEREST DIVISION. SUCH DISCLOSURES ARE INCLUDED IN THIS PROSPECTUS FOR YOUR INFORMATION. THESE DISCLOSURES, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAW RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

AMOUNTS IN THE GUARANTEED INTEREST DIVISION. You may accumulate amounts in the Guaranteed Interest Division by allocating net premiums and loan repayments to that Division, transferring amounts from the divisions of the Separate Account to the Guaranteed Interest Division or earning interest on amounts you already have in the Guaranteed Interest Division. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Division. See LIVING BENEFIT OPTION on page 9. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Division. We refer to this amount as the loaned amount in the Guaranteed Interest Division.

The amount you have in the Guaranteed Interest Division at any time is the sum of all net premiums and loan repayments allocated to that Division, all transfers into that Division (including amounts securing any policy loan or Living Benefit payment) plus earned interest, less amounts transferred out or withdrawn, and monthly deductions allocated to, that Division.

ADDING INTEREST IN THE GUARANTEED INTEREST DIVISION. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Division. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Division for the following policy year. Different rates may apply to policies currently being issued and previously issued policies. These annual interest rates will never be less than the minimum guaranteed interest rate of 4%. Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Division. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.

Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year. We credit interest on unloaned amounts in the Guaranteed Interest Division at the end of each policy month. Interest is credited on any loaned amount in the Guaranteed Interest Division on each policy anniversary and at any time you repay a policy loan in full. Credited interest on the loaned amount is allocated to the Separate Account divisions and to the unloaned portion of the Guaranteed Interest Division in accordance with your premium allocation percentages.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION. Once during each policy year, you may request a transfer from your unloaned amount in the Guaranteed Interest Division to one or more of the divisions of the Separate Account. If we receive your transfer request within 30 days prior to your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Division as of the transfer date or the minimum transfer amount shown in your policy, whichever is more. The minimum transfer amount is the minimum transfer amount shown in the policy or your total unloaned value in the Guaranteed Interest Division on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Division.


PART 2:       DETAILED INFORMATION ABOUT CHAMPION 2000

PREMIUMS

PREMIUM AMOUNTS AND DUE DATES. Although your policy specifies a scheduled premium, this policy provides some flexibility as to when, and in what amounts, premiums can be paid. Your policy specifies scheduled premiums for basic life insurance and any additional benefits. There is an initial scheduled premium and a higher maximum scheduled premium for basic life insurance. Under certain circumstances, it may be necessary for you to pay the maximum scheduled premium. See PREMIUM REDETERMINATION on page 7. The amount of the scheduled premiums for basic life insurance depends on the Face Amount (the minimum is $50,000), the frequency of payment, the insured person's rating class, smoker/non-smoker status, age and sex (unless unisex rates apply), and any charge for applicable taxes.

You may choose to skip scheduled premium payments and make certain optional premium payments. Failure to pay the full scheduled premium when due could result in policy lapse. See YOUR POLICY CAN LAPSE on page 15. Making premium payments (whether scheduled or optional) may result in lower cost of insurance charges. See OPTIONAL PREMIUM PAYMENTS on page 8 and COST OF INSURANCE CHARGE on page 13. See CERTAIN TAX CONSIDERATIONS on page 8 and TAX EFFECTS on page 17 for the tax consequences of certain premium payment patterns.

Your first scheduled premium must be paid on or before the date the policy is delivered to you. Otherwise, scheduled premiums are due on or before the due date shown in the policy, which may be annual, semiannual, or quarterly. You may make monthly payments in connection with an automatic payment plan arranged with your bank or, in certain situations, a salary deduction plan with your employer.

No insurance under your policy will take effect: (a) until a policy is delivered and the first scheduled premium is paid while the person proposed to be insured is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the first scheduled premium is paid.

Your first premium payment should be given to your agent or broker and must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable Variable. Subsequent premiums (whether scheduled or optional) must be sent directly to our Administrative Office. We will not accept cash payments. If you have submitted the first scheduled premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured. You may review a copy of our Temporary Insurance Agreement on request.

Scheduled premiums and Tabular values will change if you request a Face Amount decrease, make a partial withdrawal with an Option A policy or if there is a change in the insured person's smoker classification. Scheduled premiums will also change if there is a change in the insured person's underwriting classification, the charge for applicable taxes, the frequency of scheduled premium payments, if policy riders are added, eliminated or changed or if there is a substitution of insured person. You will receive a notice of any change to the scheduled premium or Tabular values.

TABULAR VALUES. The Policy Information Page specifies a series of year-end Tabular values. Tabular Policy Account values are account values that are equal to or slightly lower than those calculated by assuming (i) a 4% level annual rate of return, (ii) all scheduled premiums are paid when due and (iii) maximum policy charges and deductions apply. The Tabular Policy Account value is used, among other things, in the premium redetermination calculation described below and to determine whether your policy is in default.

Tabular Cash Surrender Value is equal to the Tabular Policy Account value less the surrender charges that would have been incurred assuming that scheduled premiums were paid. The other Tabular values shown on the Policy Information Page illustrate the value of fixed-benefit insurance options if the amount of Net Cash Surrender Value used to purchase such options (upon lapse or otherwise) is equal to the Tabular Cash Surrender Value. Cash Surrender Value is not guaranteed.

PREMIUM REDETERMINATION. Your scheduled premium for basic life insurance may fluctuate in later policy years. However, the total scheduled premium will never be (i) lower than the initial scheduled premium for basic life insurance plus any scheduled premiums for additional benefits or (ii) greater than the maximum scheduled premium for basic life insurance plus any scheduled premiums for additional benefits.

On each annual Premium Redetermination Date we will determine the scheduled premium for the upcoming policy year. Your first Premium Redetermination Date is the later of (a) your seventh policy anniversary and (b) the policy anniversary closest to the insured person's 65th birthday. We determine the new scheduled premium by comparing:

o Your Policy Account value, projected to the next policy anniversary (assuming the initial scheduled premium for basic life insurance and any additional benefits is paid for the year, current policy charges and deductions apply, and the Policy Account has a level annual rate of return of 4%); with

o  The Tabular Policy Account value as of the next policy anniversary.

If the Policy Account value, as projected, is less than the Tabular Policy Account value, your scheduled premium for basic life insurance during the next policy year will be higher than the initial scheduled premium for basic life insurance. Failure to pay scheduled premiums when due, unfavorable investment experience in the Separate Account and partial withdrawals of Net Cash Surrender Value may all contribute to the need for a higher scheduled premium. Once a higher scheduled premium for basic life insurance takes effect, it may fluctuate up or down between the initial scheduled premium for basic life insurance and the maximum scheduled premium on each successive Premium Redetermination Date. We will notify you prior to the date that a new scheduled premium takes effect.

OPTIONAL PREMIUM PAYMENTS. Generally, optional premiums may be paid at any time during the insured person's lifetime while the policy is in force. The minimum optional premium is currently $25. We reserve the right to increase this minimum and to limit optional premiums paid in any policy year. We currently intend to accept all optional premium payments unless any such payment would immediately result in more than a dollar-for-dollar increase in the death benefit, in which case satisfactory evidence of insurability will be required. Optional premium payments may reduce the likelihood that a higher premium will be required in the future or that the policy will lapse if either scheduled premiums have been skipped or policy withdrawals have been made.

PREMIUM AND MONTHLY DEDUCTION ALLOCATIONS. On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Separate Account Divisions and the Guaranteed Interest Division. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. Allocations to the Separate Account divisions take effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Policy Information Page. It is the date we actually issue your policy. The date your allocation instructions take effect is called the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT VALUE on page 10.

Until the Allocation Date, any net premiums allocated to a Separate Account division will be allocated to the Separate Account's Money Market Division, and all monthly charges allocable to the Separate Account will be deducted from the Money Market Division. On the Allocation Date, amounts in the Money Market Division will be allocated to the Separate Account Divisions in accordance with your policy application. See TRANSFERS OF POLICY ACCOUNT VALUE on page 10, and POLICY PERIODS, ANNIVERSARIES, DATES AND AGES on page 16. We may delay the Allocation Date for the same reasons that we would delay effecting a transfer request. There will be no charge for the transfer out of the Money Market Division on the Allocation Date. See TRANSFERS OF POLICY ACCOUNT VALUE on page 10.

CHANGING YOUR ALLOCATION AND DEDUCTION PERCENTAGES. You may change the allocation percentages of net premiums or of monthly deductions by writing to our Administrative Office and indicating the changes you wish to make. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions on and after such date.

CERTAIN TAX CONSIDERATIONS. We may return premium payments if we determine that they would cause your policy to become a modified endowment contract or to cease to qualify under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS on page 17 for an explanation of modified endowment contracts, the special tax consequences of such contracts, and how your policy might become a modified endowment contract.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any unpaid policy loan, any lien securing a Living Benefit payment and accrued interest. If the insured person dies during a grace period we will also deduct any overdue monthly deductions. You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a variable death benefit equal to the policy's Face Amount PLUS any excess of (i) the amount in your Policy Account on the day the insured person dies over (ii) the Tabular Policy Account value as of the beginning of the policy month on or before the date of death. Such excess can result from a rate of return on your Policy Account that is higher than 4%, payments in excess of scheduled premiums, or the deduction of less than maximum charges. If the Policy Account value falls below the Tabular Policy Account value, the death benefit will be the Face Amount. See TABULAR VALUES on page 7.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that generally does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply in order to ensure that the policy will have a death benefit large enough to be treated as life insurance under current Federal income tax law. We refer to this higher death benefit as the Alternative Death Benefit. The Alternative Death Benefit or endowment benefit will be the Policy Account value divided by the net single premium per dollar of death benefit (consistent with the definitions of such terms in the Internal Revenue Code) at the insured person's attained age. Attained age means age on the birthday nearest to the beginning of the then current policy year. A table of net single premiums appears on the Policy Information Page.

CHANGES IN INSURANCE PROTECTION

REDUCING THE FACE AMOUNT. You may request a Face Amount decrease any time after the first policy year by sending a written request to our Administrative Office. Any change will be subject to our approval. You may not reduce the Face Amount below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Scheduled premiums, Tabular values and monthly deductions from your Policy Account for the cost of insurance will generally decrease, beginning on the date the decrease in Face

Amount takes effect. If you reduce the Face Amount during the first fifteen policy years, we will deduct a pro rata share of the applicable Surrender Charges from the Policy Account. See TAX EFFECTS on page 17 for the tax consequences of reducing the Face Amount. See also SURRENDER CHARGES on page 15.

CHANGING THE DEATH BENEFIT OPTION. At any time after the first policy year while your policy is in force, you may request a change in the death benefit option by sending a written request to our Administrative Office. Changing the option will generally affect the net amount at risk and current death benefit but will not affect the Face Amount of your policy. See TAX EFFECTS on page 17 for the tax consequences of changing the death benefit option.

o If you change from OPTION A TO OPTION B, the death benefit and the net amount at risk will increase by any excess of the amount in your Policy Account over the Tabular Policy Account value on the effective date of the change. An increase in the net amount at risk will result in higher cost of insurance charges. We require evidence of insurability for the amount of the increase. See COST OF INSURANCE CHARGE on page 13.

o If you change from OPTION B TO OPTION A, and your Policy Account value exceeds your Tabular Policy Account value, the death benefit will be decreased by the amount of the excess and there will be a corresponding decrease in the net amount at risk. If your Policy Account value is less than your Tabular Policy Account value on the effective date of change, the death benefit will remain the same (equal to the Face Amount) and the net amount at risk will be unchanged.

No change in the death benefit amount or the net amount at risk will occur, however, if, before and after the change, the Alternative Death Benefit applies. See DEATH BENEFITS on page 8.

SUBSTITUTION OF INSURED PERSON. If you provide satisfactory evidence that the person proposed to be insured is insurable, then, subject to certain restrictions, you may, after the first policy year, substitute the insured person under your policy. If you do so, the cost of insurance charges may change, but we will not change the Surrender Charges. Since substituting the insured person is a taxable event and may have other adverse tax consequences as well, you should consult your tax adviser prior to substituting the insured person under your policy. As a condition to substituting the insured person, we may require you to sign a form acknowledging the tax consequences of making this change.

WHEN POLICY CHANGES GO INTO EFFECT. A substitution of the insured person, reduction in Face Amount or change in death benefit option will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases we may not approve a change because it might disqualify your policy as life insurance under applicable Federal income tax law. In other cases there may be tax consequences as a result of the change. See TAX EFFECTS on page 17.

MATURITY BENEFITS

If the insured person is still living on the policy anniversary nearest his or her 100th birthday (the Maturity Date), we will pay you a benefit in an amount equal to the death benefit as of the Maturity Date, less any loan, any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS on page 17 and YOUR PAYMENT OPTIONS on page 21.

LIVING BENEFIT OPTION

Subject to regulatory approval in your state and our underwriting guidelines, our new Living Benefit rider will be added to your policy at issue. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of $250 from the proceeds of the Living Benefit payment. This charge may be less in some states. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.

When a Living Benefit claim is paid, Equitable Variable establishes a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST on page 11.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Division where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST DIVISION on page 6. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

Unlike a death benefit received by a beneficiary after the death of an insured, receipt of a Living Benefit payment may be taxable as a distribution under the policy. See TAX EFFECTS on page 17 for a discussion of the tax treatment of distributions under the policy. Consult your tax advisor. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.

ADDITIONAL BENEFITS MAY BE AVAILABLE

Your policy may include additional benefits. A charge will be deducted from your Policy Account monthly for each additional benefit you choose. These benefits are subject to our rules and may be cancelled by you at any time. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available: disability waiver benefit, accidental death benefit, children's term insurance and term insurance on the insured person or on an additional insured.

Policyowners who are interested in the term insurance rider on the insured person should consider whether coverage under the rider or under Champion 2000 is more appropriate based on their insurance needs. Generally, term insurance is intended to fill a temporary insurance need. Permanent insurance, such as Champion 2000, is intended to fill a long-term insurance need. Consequently, term insurance is generally more economical for short durations while permanent insurance is more economical for long durations. Increasing your coverage on the permanent policy at issue to fill a short-term need could result in payment of Surrender Charges if you later drop the extra coverage by asking for a Face Amount reduction.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Division and in the various divisions of the Separate Account. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES on page 13.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Separate Account division are used to purchase units of that division. Units are redeemed from a Separate Account division when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a division of the Separate Account is calculated by dividing the dollar amount of the transaction by the division's unit value calculated after the close of business that day. On any given day, the value you have in a division of the Separate Account is the unit value for that division times the number of units credited to you in that division.

HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the divisions of the Separate Account at the end of each business day. Generally, a business day is any day we are open and the New York Stock Exchange is open for trading. We are closed for national business holidays, including Martin Luther King, Jr. Day, and also on the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. We will not process any policy transactions received as of such days other than a policy anniversary report, monthly charge deduction and the payment of death benefit proceeds. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

A net investment factor is determined for each division of the Separate Account every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day, as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation will include charges for Saturday, Sunday and Monday). The daily charge is currently at an effective annual rate of .60% and is guaranteed not to exceed an effective annual rate of .70%. See CHARGES AGAINST THE SEPARATE ACCOUNT on page 14. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes. For current Champion 2000 unit values, call (212) 714-5015.

TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts from any division of the Separate Account to any other division of the Separate Account or to the Guaranteed Interest Division. Special rules apply to transfers out of the Guaranteed Interest Division. See TRANSFERS FROM THE GUARANTEED INTEREST DIVISION on page 6. You may make a transfer by telephone or by submitting a written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS on page 11.

The minimum amount which may be transferred on any date will be shown on the Policy Information Page and is usually $500. This minimum need not come from any one division or be transferred to any one division as long as the total amount transferred that day, including any amount transferred to or from the Guaranteed Interest Division, is at least equal to the minimum. However, we will transfer the entire amount in any division of the Separate Account even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service which is described below.

Transfers take effect on the date we receive your request but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than currently allocated to that division. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Money Market Division into the other Separate Account divisions.

To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Money Market Division on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Separate Account investment divisions for monthly transfers, but the minimum amount that may be transferred to each division each month is $50.

If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES on page 16.

The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the funds in the Money Market Division are insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; (4) we receive notice of death under the policy or
(5) you elect to purchase a fixed-benefit insurance option.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.

TELEPHONE TRANSFERS. In order to make transfers by telephone, you must first complete and return an authorization form. Authorization forms can be obtained from your Equitable agent or our Administrative Office. The completed form MUST be returned to our Administrative Office before requesting a telephone transfer.

Telephone transfers may be requested on each day we are open to transact business. You will receive the division's unit value as of the close of business on the day you call. We do not accept telephone transfer requests after 3:00 p.m. Eastern Time. Only one telephone transfer request is permitted per day and it may not be revoked at any time. Telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

Procedures have been established by Equitable Variable that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If Equitable Variable does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, Equitable Variable will not be liable for following telephone instructions that it reasonably believes to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 for transfers of Policy Account value. You will be able to make 12 free transfers in any policy year, but we will charge $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will ever apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Division.

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least the minimum amount shown on the Policy Information Page, usually $500. If you request an additional loan, the additional amount requested will be added to the amount of any outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by writing to our Administrative Office. You should tell us how much of the requested loan you want taken from your unloaned amount in the Guaranteed Interest Division and how much you want taken from your amounts in the divisions of the Separate Account. If you request a loan from a division of the Separate Account, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. The amounts you have in each division will be determined as of the day your request for a loan is received at our Administrative Office.

If you do not indicate how you wish to allocate the loan, it will be allocated according to the deduction allocation percentages applicable to your Policy Account. See CHANGING YOUR ALLOCATION AND DEDUCTION PERCENTAGES on page 8. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions of your unloaned amounts in the Guaranteed Interest Division and your value in each division of the Separate Account to the unloaned value of your Policy Account.

POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loan and any additional amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of: 5%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. Your maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. Loaned amounts are expected to earn interest at a lower rate than the rate you are charged for policy loan interest. Currently the rate we credit on loaned amounts is 1% less than the rate we charge for policy loan interest. Beginning in the twenty-first policy year, the current rate credited on loaned amounts is 1/2 of 1% less than the rate we charge for policy loan interest. Because Champion 2000 was offered for the first time in 1992, no reduction in the loan spread in the twenty-first policy year has yet been attained. These loan spreads are those currently in effect and are not guaranteed. However, the interest credited on loaned amounts will never be less than 4%.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect. This means an additional loan is made to pay the interest and amounts are transferred from the investment divisions to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time while your policy is in force. However, except for loan interest due, we assume that any money you send us is meant as a premium payment. If you wish to have any payment applied to repay a loan, you must specifically so indicate in writing. We will first allocate loan repayments to our Guaranteed Interest Division until the amount of any loan originally allocated to that division has been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount in the Guaranteed Interest Division will not be available for investment in the divisions of the Separate Account or in the unloaned portion of the Guaranteed Interest Division. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the divisions of the Separate Account and the rates declared for the unloaned portion of the Guaranteed Interest Division. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the insured person, maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy or to apply to options on lapse. A loan may also affect the length of time that your insurance remains in force. See YOUR POLICY CAN LAPSE on page 15. See TAX EFFECTS on page 17 for the tax consequences of a policy loan.

PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT

At any time after the first policy year while the insured person is living, you may request a partial withdrawal of your Net Cash Surrender Value by writing to our Administrative Office. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:

o not exceed the excess of the Policy Account value over Tabular Policy Account value,

o  be at least $500,

o not cause the Face Amount to fall below the minimum for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.

PARTIAL WITHDRAWAL CHARGES. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount withdrawn, whichever is less, will be deducted from your Policy Account.

ALLOCATION OF PARTIAL WITHDRAWALS AND CHARGES. You may specify how much of the withdrawal you want taken from amounts you have in each division of the Separate Account and the unloaned portion of the Guaranteed Interest Division. If you do not specifically indicate, we will make the withdrawal on the basis of your deduction allocation percentages. The related expense charge is deducted from the amount you have remaining in each division and the unloaned portion of the Guaranteed Interest Division, based on the proportion that the amount withdrawn from each bears to the total amount withdrawn. If we cannot make the withdrawal or deduct the expense charge in the manner described above, we will make the withdrawal and deduction based on the proportions of your unloaned amounts in the Guaranteed Interest Division and the divisions of the Separate Account to the total unloaned value of your Policy Account.

THE EFFECTS OF A PARTIAL WITHDRAWAL. A partial withdrawal reduces the amount you have in your Policy Account and your Cash Surrender Value. It also reduces the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk which is the difference between the current death benefit and the amount in your Policy Account. However:

o Under an Option A policy (unless the Alternative Death Benefit applies) the Face Amount will be reduced so that there will be no change in the net amount at risk. This will also result in a reduction of scheduled premium and Tabular values. Surrender Charges will not be incurred.

o Under the Alternative Death Benefit (whether under Option A or B) there generally would be a greater than dollar-for-dollar reduction in both the death benefit and the net amount at risk, but no change in the Face Amount will be made.

The partial withdrawal and these reductions will be effective as of the date your withdrawal request is received at our Administrative Office. See TAX EFFECTS on page 17 for the tax consequences of a partial withdrawal and for a reduction in benefits. Withdrawals increase the risk that your policy may lapse even if scheduled premiums are paid when due. This is because the Premium Test for lapse applies net of withdrawals, and investment experience may be insufficient to enable your Policy Account to meet the alternative Policy Account Test. See YOUR POLICY CAN LAPSE on page 15.

SURRENDER FOR NET CASH SURRENDER VALUE. The Cash Surrender Value is the amount in your Policy Account minus the Surrender Charges described under SURRENDER CHARGES on page 15. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest.

You may surrender your policy for its Net Cash Surrender Value at any time while the insured person is living. We will deduct from the Net Cash Surrender Value any amount securing a Living Benefit payment. You may surrender the policy by sending a written request and the policy to our Administrative Office. We will compute the Net Cash Surrender Value as of the date we receive your request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date. See TAX EFFECTS on page 17 for the tax consequences of a policy surrender.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM YOUR PREMIUMS. Charges for applicable taxes and certain other charges are deducted from premiums as specified below. The balance of each premium (the net premium) is placed in your Policy Account.

o CHARGES FOR APPLICABLE TAXES and additional charges imposed on premium payments by all states and certain jurisdictions are deducted from each premium payment. Such taxes currently range between .75% and 5% (Virgin Islands). This tax is incurred by Equitable Variable, so you cannot deduct it on your income tax return. The amount of the tax may vary depending on the jurisdiction in which the insured person resides.

   This charge will be increased or decreased to reflect any legislative changes in the applicable tax. In addition, if the insured person changes his or her place of residence, you should notify us to change the charge to the tax rate of the new jurisdiction. Any change will take effect on the next policy anniversary. You will receive a notice of this change, including any change to the scheduled premium.

o COLLECTION CHARGE. $2 is deducted from each premium to pay the cost of payment processing. Policyowners who pay premiums annually will incur lower aggregate collection charges than those who pay more frequently.

o PREMIUM SALES CHARGE. 4% of each premium will be deducted to compensate us in part for sales and promotional expenses in connection with selling Champion 2000, such as commissions, advertising, and the cost of preparing and printing sales literature and prospectuses. We pay these expenses from our own resources, including the Premium Sales Charge, the Premium Surrender Charge described below, and any profit we may earn on other charges deducted under the policy. See PREMIUM SURRENDER CHARGE on page 15.

   Currently, we deduct the Premium Sales Charge from each premium payment until the cumulative amount deducted equals 40% of scheduled premiums due in the first policy year as determined at issue. However, we reserve the right to deduct the guaranteed charge of 4% of each premium payment at any time during the life of the policy.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

o MONTHLY ADMINISTRATIVE CHARGES. $20 per month during the first policy year to compensate us for the cost of underwriting and issuing your policy.

   $5 per month after the first policy year to compensate us for the ongoing costs of maintaining your policy, such as billing, policy transactions and policyowner communications. We reserve the right to increase this charge, but it is guaranteed not to exceed $8 per month. All administrative charges (including the collection charge deducted from your premium and the Administrative Surrender Charge described below) are designed to reimburse us for expenses, and we do not expect to profit from them.

o COST OF INSURANCE CHARGE. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured person at that time. The net amount at risk is the difference between the current death benefit and the amount in your Policy Account. Your cost of insurance charge will vary from month to month with changes in the net amount at risk, and the rate will change with the increasing age of the insured person.

   Unless the Alternative Death Benefit applies, the net amount at risk for Option A policies is the Face Amount minus the Policy Account value. This is also the way we calculate the net amount at risk for Option B policies when the Policy Account value is less than the Tabular Policy Account value. When the Policy Account value exceeds the Tabular Policy Account value, however, the net amount at risk for Option B policies equals the Face Amount minus the Tabular Policy Account value.

   Making premium payments (whether scheduled or optional) may increase your Policy Account, which would, under Option A, reduce the net amount at risk while leaving the death benefit unchanged. An increase in the Policy Account under an Option B policy will increase the death benefit and leave the net amount at risk unchanged as long as the Policy Account is more than the Tabular Policy Account. However, if the Tabular Policy Account value is greater, an increase in the Policy Account will have the same effect as under Option A. Reducing the net amount at risk will generally result in reduced cost of insurance charges. When the higher Alternative Death Benefit applies a higher net amount at risk and, consequently, higher cost of insurance charges will apply. In this situation, premium payments will not reduce the net amount at risk. See DEATH BENEFITS on page 8 for when the higher Alternative Death Benefit applies.

   The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. After the first policy year, the current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard

   Ordinary Male and Female, Smoker and Non-Smoker Mortality Tables. The current monthly cost of insurance rates are determined based on factors such as the sex, age and smoker/non-smoker status of the insured person and the Face Amount of the policy at the time of the charge. In addition, the current rates also vary depending on the duration of the policy (i.e., length of time since a policy has been issued).

   Beginning in the sixth policy year, current monthly cost of insurance charges are reduced by an amount equal to a percentage of your unloaned Policy Account Value on the date such charges are assessed. These percentages begin at an annual rate of .05% and increase annually. This cost of insurance charge reduction applies on a current basis and is not guaranteed. Because Champion 2000 was offered for the first time in 1992, no reduction of cost of insurance charges in the sixth policy year has yet been attained.

   Lower cost of insurance rates apply at most ages for insured persons who qualify as non-smokers. To qualify, an insured person must meet additional requirements that relate to smoking habits. In addition, the insured person must be age 20 or over. Insured persons who are under 20 years of age may ask us to review their current smoking habits when they reach the policy anniversary nearest their 20th birthday. A change in smoker classification will effect scheduled premiums and Tabular values.

   There will be no distinctions based on sex in the cost of insurance rates for Champion 2000 policies sold in Massachusetts and Montana. Policyowners in these states should disregard the references to sex in this prospectus. Cost of insurance rates applicable to a policy issued in these states would not be greater than the comparable male rates set forth or illustrated in this prospectus. Similarly, illustrated policy values in Part 4 would be no less favorable for comparable policies issued in these states. The guaranteed cost of insurance rates for Champion 2000 are based on the Commissioner's 1980 Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table.

   Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and rating class. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Champion 2000 in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

o RATING CHARGE. A charge will be assessed if the insured person does not meet standard underwriting requirements. The amount and duration of this charge is shown on the Policy Information Page. Unlike the cost of insurance charge, the rating charge is calculated based upon the Face Amount of insurance and not the net amount at risk.

o CHARGES FOR ADDITIONAL BENEFITS. The cost of any additional benefits you choose will be deducted monthly. The amount and duration of these charges are shown on the Policy Information Page.

o GUARANTEED MINIMUM DEATH BENEFIT CHARGE. One cent per $1,000 of Face Amount of insurance is deducted monthly to compensate us for the risk we assume by guaranteeing a death benefit, no matter how unfavorable investment experience may be, as long as scheduled premiums are paid, no withdrawals are made and any policy loan plus accrued loan interest does not exceed the policy's Cash Surrender Value. This charge will be assessed as long as your policy remains in force and regardless of whether scheduled premiums are paid.

Any changes in the cost of insurance rates, charges for additional benefits, Premium Sales Charge, mortality and expense risk charge or administrative charges will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

In addition to the monthly deductions from your Policy Account described above, see PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT on page 12 and TRANSFERS OF POLICY ACCOUNT VALUE on page 10 for a description of policy transaction fees. Also, if after your policy is issued, you request more than one illustration in a policy year, we may charge a fee. See INDIVIDUAL ILLUSTRATIONS on page 26.

HOW POLICY ACCOUNT CHARGES ARE ALLOCATED. Generally, deductions from your Policy Account for monthly charges are made from the divisions of our Separate Account and the unloaned portion of our Guaranteed Interest Division in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See CHANGING YOUR ALLOCATION AND DEDUCTION PERCENTAGES on page 8. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportions that your unloaned amounts in the Guaranteed Interest Division and your amounts in the divisions of the Separate Account bear to the total unloaned value of your Policy Account.

CHARGES AGAINST THE SEPARATE ACCOUNT. These charges are reflected in the unit values for the divisions of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE on page 10.

o A charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual current rate is .60%. The annual guaranteed rate is .70%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. We make a charge for these mortality and expense risks at an effective annual rate applied to the value of the assets in the Separate Account attributable to Champion 2000. If the amount collected from this charge exceeds losses from the risks assessed, it will be to our profit.

o We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which will reduce the investment experience of the divisions of the Separate Account. See TAX EFFECTS on page 17.

TRUST CHARGES. Our Separate Account purchases shares of the Trust at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Trust. The Trust does not impose a sales charge. See THE TRUST'S INVESTMENT ADVISER on page 4.

SURRENDER CHARGES. There will be a difference between the amount in your Policy Account and the Cash Surrender Value of your policy for the first fifteen policy years. This difference is the result of the Premium Surrender Charge, a contingent deferred sales charge, and a contingent deferred Administrative Surrender Charge. See also PREMIUM SALES CHARGE on page 13. These charges are contingent because you pay them only if you surrender your policy (or reduce its Face Amount or let it lapse). They are deferred because we do not deduct them from your premiums. Because these Surrender Charges are contingent and deferred, the amount we might collect in a policy year is not related to actual expenses for that year.

o PREMIUM SURRENDER CHARGE. To determine the Premium Surrender Charge, "target" premiums are used. A target premium is generally equal to the annual initial scheduled premium for basic life insurance, but it may be less in order to meet certain state law requirements.

   The maximum Premium Surrender Charge will equal 61% of one target premium. The maximum will not vary based on the amount of premiums you pay or when you pay them. After the first eight policy years, the maximum Premium Surrender Charge begins to decrease on a monthly basis resulting in the following year-end maximums: End of Year 9 (56%), Year 10 (51%), Year 11 (41%), Year 12 (31%), Year 13 (21%), Year 14 (11%) and Year 15 (0).

   Subject to the maximum, the Premium Surrender Charge is calculated based on actual premium payments. The charge equals 26% of all premium payments made in the first year up to one target premium and 5% of all other premium payments, subject to the maximum percentages described above.

o ADMINISTRATIVE SURRENDER CHARGE. The Administrative Surrender Charge for insured persons over age 19 is $540 during the first three policy years and declines in equal monthly increments thereafter, expiring at the end of the twelfth policy year. For insured persons 19 and under, the Administrative Surrender Charge is $450 during the first three policy years and declines in equal monthly increments thereafter until it reaches zero at the end of the twelfth policy year. This charge is intended to compensate us for the administrative costs in issuing the policy.

A table of maximum Surrender Charges (maximum Premium Surrender Charge plus maximum Administrative Surrender Charge) appears on the Policy Information Page.

If during the first fifteen policy years, you decrease the Face Amount of your policy, we will consider it a partial surrender and will deduct a pro rata portion of the Surrender Charges. The pro rata Surrender Charge for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the total Surrender Charge.

We will deduct the pro rata Surrender Charge to the extent available in the Policy Account and reduce the total Surrender Charge by the amount actually deducted. The maximum Surrender Charges you could pay in the future will be reduced proportionately. You will receive a new Policy Information Page showing the new maximum Surrender Charges.

ADDITIONAL INFORMATION ABOUT CHAMPION 2000

YOUR POLICY CAN LAPSE. Your policy may terminate ("lapse") if a default occurs as described below, or if any outstanding policy loan plus accrued loan interest exceeds the policy's Cash Surrender Value. If your policy lapses during the first fifteen policy years, you will incur Surrender Charges.

On the first day of each policy month, we perform the following test (called the Policy Account Test):

   (A) Determine the Tabular Policy Account value.

   (B) Determine your Policy Account value after that day's deductions and other policy transactions.

If (A) is less than (B), then the policy is not in default. If (A) is greater than (B), there is a Policy Account deficit and we perform the following test (called the Premium Test):

   (C) Determine the scheduled premium fund. The scheduled premium fund for any policy month is the accumulation of all scheduled premiums due prior to that month, taking into account any changes to scheduled premiums and accumulated at an effective annual interest rate of 4%.

   (D) Determine the actual premium fund. The actual premium fund for any policy month is the accumulation of all premiums paid, accumulated at an effective annual interest rate of 4% minus all withdrawals accumulated at the same rate of interest.

If (C) is greater than (D), then the policy is in default as of the beginning of the current policy month. This is the date of default.

Your policy will pass the Premium Test if you have made all scheduled premium payments when due and have not made any withdrawals. Your policy may pass the Policy Account Test because of favorable investment experience, because we deducted less than the guaranteed maximum charges, because you paid more than scheduled premiums, or a combination of these factors. However, it is not advisable to rely on these factors, because investment experience and policy charges may vary in the future.

The policy will not go into default during any covered period of total disability under a Disability Waiver rider as long as no withdrawals are made and loan interest is paid when due during that time. If you make a withdrawal during a period of total disability, the default tests will be applied and the policy will go into default if the tests are failed.

A 61-day grace period will begin as of the date of default. Insurance will remain in effect during the grace period, but we will subtract any overdue Policy Account deductions from the death benefit if the insured person dies during that period. We will send you a notice of the payment required to end the default and to keep the policy in force. The amount of this payment will not be greater than the difference between the scheduled premium fund at the end of the grace period and the actual premium fund as of the date of default. During the grace period, we will not accept any premium payment until a payment at least equal to the required amount has been made.

If the required payment is not received during the grace period, the policy will lapse as of the date of default. When a policy lapses, any additional benefits also end. All insurance will end unless the policy's Net Cash Surrender Value is used to purchase a continuing insurance option. See OPTIONS ON LAPSE below. See also TAX EFFECTS on page 17 for the potential tax consequences of policy lapse. Any payment received during a grace period (after required deductions from premiums) will be put in your Policy Account and allocated in accordance with your premium allocation percentages. Overdue deductions will be collected.

Whenever we determine that an outstanding policy loan plus accrued loan interest exceeds the Cash Surrender Value, we will send a notice to inform you of this. A 61-day grace period will begin from the date we send the notice. The policy will terminate at the end of the grace period unless you make a loan repayment during the grace period that is large enough to reduce your outstanding loan and accrued loan interest to below the Cash Surrender Value of your policy.

While a policy is in the grace period you may not transfer Policy Account value, decrease the Face Amount or make a partial withdrawal.

OPTIONS ON LAPSE. If your policy lapses, we will use any Net Cash Surrender Value to maintain insurance in force under one of the two insurance options described below, or, if you request, we will pay you any Net Cash Surrender Value or reinstate the policy. See YOU MAY REINSTATE THE POLICY below for conditions of reinstatement. We will deduct any amounts securing a Living Benefit payment.

Fixed-benefit paid-up extended term insurance is the automatic option when it is available and you have not requested one of the other options. If fixed-benefit paid-up extended term insurance is not available, the automatic option is fixed-benefit reduced paid-up insurance.

o FIXED-BENEFIT PAID-UP EXTENDED TERM INSURANCE. Under this option the Net Cash Surrender Value is used to buy term insurance equal to the death benefit under your policy on the date of default minus any loan and accrued loan interest as of that date. The length of time that coverage will continue depends on the Net Cash Surrender Value on the date of default and the smoker/non-smoker status, age and sex (except where unisex rates apply) of the insured person. Extended term insurance has a cash surrender value, but it cannot be used for a loan. Partial withdrawals are not available. This option is not available if specified on the Policy Information Page.

o FIXED-BENEFIT REDUCED PAID-UP INSURANCE. If we receive your written request for this option within three months following the date of default, or if paid-up extended term insurance is not available, the Net Cash Surrender Value will be used to buy reduced paid-up whole life insurance. The amount of insurance you can buy will depend on the amount of Net Cash Surrender Value, and the insured person's age, sex (except where unisex rates apply) and smoker classification on the date of default. This option cannot be elected if the face amount of reduced paid-up insurance would be less than $1,000. The amount of reduced paid-up fixed insurance will generally be lower than the amount of extended term insurance. Reduced paid-up fixed insurance has cash value, which may be used during the insured person's lifetime for a loan.

If we receive your request for a cash payment after the grace period has expired, the payment will be the cash surrender value of the applicable insurance option less any loan plus accrued interest, if applicable.

Upon written request, you may choose to have your policy placed under one of these insurance options as of the beginning of the next policy month. The option chosen must have been available to you upon lapse, as described above.

See TAX EFFECTS on page 17 for the potential tax consequences of a reduction in death benefits.

YOU MAY REINSTATE THE POLICY. Unless the policy has been surrendered for its Net Cash Surrender Value, you may reinstate a lapsed policy within five years after the grace period has expired if:

o  you apply for reinstatement during the five year period;

o you provide evidence satisfactory to us that the insured person (and any other person insured under a rider) is still insurable;

o  you make the required premium payment; and

o you repay any loan (with accrued loan interest) that was taken while under the reduced paid-up option.

The required payment will not be greater than the difference between the scheduled premium fund and the actual premium fund on the date of reinstatement plus the scheduled premium due on such date, if any. We will deduct (i) the charge for applicable taxes; (ii) the collection charge, (iii) the Premium Sales Charge, if applicable and (iv) overdue monthly administrative charges from the date of default. Some states may vary the time period or the amount of the payments described above. See TAX EFFECTS on page 17 for the potential tax consequences of reinstatement.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When an application for a Champion 2000 policy is completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, any premium paid will be refunded.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Register Date also shown on the Policy Information Page, is used to measure policy years, months and anniversaries (annual and monthly). Charges and deductions under the policy are first made as of the Register Date. As to when coverage under the policy begins, see PREMIUM AMOUNTS AND DUE DATES on page 7.

Generally, we determine the Register Date based upon when we receive your full initial premium. In most cases:

o If you submit the full initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date part I of the policy application was signed or, (b) the date part II of the policy application was signed by a medical professional.

o If we do not receive your full initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.

We may permit corporate policyowners to backdate a Register Date (up to six months) in order to coordinate a single premium payment date for all employees. We may also permit policyowners to advance a Register Date (up to three months) in employer-sponsored payroll deduction cases. Backdating the Register Date (up to six months) may also be permitted to save age.

The investment start date is the date that your first net premium begins to vary with the investment performance of the divisions of the Separate Account or accrue interest in the Guaranteed Interest Division. Generally, the investment start date will be the same as the Register Date if the full first premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full first premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be invested. The investment start date for policies with backdated Register Dates will also be the date the premium is received at our Administrative Office. Any subsequent premium payment received after the investment start date will begin to experience investment performance as of the date such payment is received at our Administrative Office. Remember, the amount of any premium received prior to the Allocation Date will be allocated to the Money Market Division of the Separate Account until the Allocation Date. See PREMIUM AND MONTHLY DEDUCTION ALLOCATIONS on page 8.

Generally, when we refer to the age of the insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the effect of the current Federal income tax laws as currently interpreted on Champion 2000 policies owned by U.S. resident individuals. The tax effects on corporate taxpayers subject to the Federal alternative minimum tax, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY PROCEEDS. A Champion 2000 policy will be treated as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code (the Code). We believe that Champion 2000 will meet these requirements, and that under Federal income tax law:

o the death benefit received by the beneficiary under your Champion 2000 policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a loan or a partial withdrawal.

Special tax rules may apply, however, if you transfer ownership of the policy. Consult your tax adviser before any such transfer.

The Federal income tax consequences of a distribution from your policy will depend on whether your policy is determined to be a "modified endowment." The character of any income recognized will be ordinary income as opposed to capital gain.

A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual payments. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change would occur if there was a substitution of the insured person, and could also occur as a result of a change in death benefit option, the selection of additional benefits, the reinstatement of a lapsed policy and certain other changes.

If the benefits under your policy are reduced during the first seven policy years (or within seven years after a material change) for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy lapse, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which lapses and is reinstated, will also be considered a modified endowment.

Changes made to a life insurance policy, for example, a decrease in benefits or a reduction in benefits as a result of policy lapse, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance. See POLICY CHANGES on page 18.

IF YOUR CHAMPION 2000 POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first fifteen policy years, the proceeds from a partial withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent your Policy Account value exceeds your Basis in your policy. The portion subject to tax will depend upon the ratio of your death benefit to the Policy Account value (or, in some cases, the premiums paid) under your policy and the age of the insured person at the time of the withdrawal. If at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of any policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. In addition, if a policy lapses while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax.

IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distribution will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

A 10% penalty tax will also apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions
(i) to taxpayers 59 1/2 years of age or older, (ii) in the case of disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy lapses while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy. The Separate Account, through the Trust, intends to comply with these requirements.

In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular divisions of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income for Federal income tax purposes. Under current law, we believe that Equitable Variable, and not the policyowner, would be considered the owner of the assets of the Separate Account.

POLICY CHANGES. For you and your beneficiary to receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We may make changes in the policy or its riders or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given advance written notice of such changes.

TAX CHANGES. The United States Congress has in the past considered, is currently considering and may in the future consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you, the insured or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest you consult your legal or tax adviser.

ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under Champion 2000 will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations.

The particular situation of each policyowner or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

PENSION AND PROFIT-SHARING PLANS. If Champion 2000 policies are purchased by a fund which forms part of a pension or profit-sharing plan qualified under Sections 401(a) or 403 of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account value will not be subject to Federal income tax. However, the Policy Account value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his Policy Account or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult your legal adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). You should consult your legal adviser.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return, but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any division of the Separate Account for taxes. We reserve the right to make a charge in the future for taxes incurred, for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policy.

We may have to pay state, local and other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account or allocable to the policy.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to make tax payments later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.


PART 3:       ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the divisions of our Separate Account in shares of the corresponding Trust portfolios. Equitable Variable is the legal owner of the shares and will attend, and has the right to vote at, any meeting of the Trust's shareholders. Among other things, we may vote on any matters described in the Trust's prospectus or requiring a vote by shareholders under the Investment Company Act of 1940 (the
Act).

Even though we own the shares, to the extent required by the Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of Trust shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any Trust shares that we are entitled to vote directly due to amounts we have accumulated in the Separate Account in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Trust in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the Trust portfolios corresponding to the Separate Account divisions to which your Policy Account is allocated. The number of Trust shares in each division that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that division by the net asset value of one share of the corresponding Trust portfolio as of the record date set by the Trust's Board of Trustees for the Trust's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Trust. Fractional shares are counted.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing instructions. In certain cases, we may disregard instructions relating to changes in the Trust's adviser or the investment policies of its portfolios. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

SEPARATE ACCOUNT VOTING RIGHTS. Under the Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE, page 20) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the divisions of the Separate Account. We will cast votes attributable to amounts we have in the divisions of the Separate Account in the same proportions as votes cast by policyowners.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o add divisions to, or remove divisions from, the Separate Account, combine two or more divisions within the Separate Account, or withdraw assets relating to Champion 2000 from one division and put them into another;

o  register or end the registration of the Separate Account under the Act;

o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable Variable under the Act);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the divisions in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a division, you will be notified as required by law. We may, for example, cause the division to invest in a mutual fund other than, or in addition to, the Trust. If you then wish to transfer the amount you have in that division to another division of the Separate Account or to the Guaranteed Interest Division, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Policy Account Value, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated arrangement), transfers of amounts between investment divisions and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require that we measure this time in some other way.)

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in death benefit resulting from an option change or a substitution of insured) after the change has been in effect for two years during the insured person's lifetime.

o We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled after two years from the later of the Issue Date of the policy or the date when the additional benefit rider became effective. We can require proof of continuing disability at any time while such a rider is in effect as specified in the rider.

If the insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. If the insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex. If the insured person commits suicide within two years after the date on which the policy was issued or following a policy change that increases the death benefit, the death benefit will be limited as described in the policy. A new two year period will begin on the date of substitution following a substitution of insured. Some states require that we measure this time by some other date.

YOUR PAYMENT OPTIONS

Policy benefits or other payments such as the Net Cash Surrender Value may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any division of the Separate Account. Instead, interest accrues pursuant to the options chosen. You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See YOUR BENEFICIARY, page 21). If you do not arrange for a specific form of payment before the insured person dies, the beneficiary will be paid through the Equitable Access Account . See WHEN WE PAY POLICY PROCEEDS on page 21. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the insured person dies. Different payment options may result in different tax consequences.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by writing to our Administrative Office. You can name more than one beneficiary. Beneficiaries may be classed as primary and contingent beneficiaries. When two or more persons are named in a class they will share equally unless you have specified their respective shares. If no beneficiary is living when the insured person dies, we will pay the death benefit in equal shares to the insured person's surviving children. If there are no surviving children, we will pay the death benefit to the insured person's estate.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in the policy to someone else as collateral for a loan or for some other reason, if we agree. If you do, a copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES, INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the insured person and will not be affected by subsequent changes in the unit values of the divisions of the Separate Account. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook to the agent within seven days after we receive the required documents. The agent will deliver the checkbook to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of Net Cash Surrender Value withdrawal or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Division for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Division.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies. As a result, the provisions of the Champion 2000 policy may vary somewhat from jurisdiction to jurisdiction. State variations will be covered by a supplement to this prospectus or policy endorsement as appropriate.

The Champion 2000 policy (Plan No. 90-400) has been filed with and approved by insurance officials in 50 states, Puerto Rico and the Virgin Islands. No Champion 2000 policy is available in the District of Columbia. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES

Equitable Variable may vary the charges and other terms of Champion 2000 where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Champion 2000 policies. These variations will be made only in accordance with uniform rules that we establish.

DISTRIBUTION

Prior to May 1, 1994, we were the principal underwriter of the Trust under a Distribution Agreement. In addition, Equitable distributed our policies under a Sales Agreement. Effective May 1, 1994, these underwriting and distribution responsibilities will be transferred to Equico Securities, Inc. (Equico), a wholly-owned subsidiary of Equitable, whose principal business address is 1755 Broadway, New York, NY 10019. Equico is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (the Exchange Act) and is a member of the National Association of Securities Dealers, Inc. Equico will be paid a fee for its services as distributor of our policies.

We sell our policies through agents who are licensed by state insurance officials to sell our variable life policies. These agents are also registered representatives of Equico. The agent who sells you this policy receives sales commissions from Equitable. We reimburse Equitable from our own resources, including the Premium Sales Charge deducted from your premium and any Surrender Charges we might collect. Generally, during the first policy year, the agent will receive an amount equal to a maximum of 50% of the premiums paid up to a certain amount and 4% of the premiums paid in excess of that amount. For policy years two through ten, the agent receives an amount up to a maximum of 6% of the premiums paid up to a certain amount and 4% of the premiums paid in excess of that amount; and, for years eleven and later, the agent receives an amount up to 3% of the premiums paid. Commission rates for Incentive Life 2000, our flexible premium variable life insurance policy, currently are lower for first year premiums and higher for subsequent premiums. Agents with limited years of service may be paid differently. Commissions paid to agents based upon refunded premiums may be recovered.

We also sell our policies through independent brokers who are licensed by state insurance officials to sell our variable life policies. They will also be registered representatives either of Equico or of another company registered with the SEC as a broker-dealer under the Exchange Act. The commissions for independent brokers will be no more than those for agents and the same policy for recovery of commissions applies. Commissions will be paid through the registered broker-dealer.

Equitable performs certain sales and administrative duties for us pursuant to a written agreement which is automatically renewed each year, unless either party terminates. Under this agreement, we pay Equitable for salary costs and other services and an amount for indirect costs incurred through our use of Equitable personnel and facilities. We also reimburse Equitable for sales expenses related to business other than variable life insurance policies. The amounts paid and accrued to Equitable by us under the sales and services agreements totalled approximately $355.7 million in 1993, $374.9 million in 1992, and $336.6 million in 1991.

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

ACCOUNTING AND ACTUARIAL EXPERTS

The financial statements of Equitable Variable and of the Separate Account included in this prospectus have been audited for the year ended December 31, 1993 by Price Waterhouse and for the years ended December 31, 1992 and 1991 by Deloitte & Touche, as stated in their respective reports. The financial statements of the Separate Account and Equitable Variable for the year ended December 31, 1993 included in this prospectus have been so included in reliance on the report of Price Waterhouse, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of the Separate Account and Equitable Variable for the years ended December 31, 1992 and 1991 included in this prospectus have been so included in reliance on the reports of Deloitte & Touche, independent accountants, given upon the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable Variable contained in this prospectus should be considered only as bearing upon the ability of Equitable Variable to meet its obligations under the Champion 2000 policies. They should not be considered as bearing upon the investment experience of the divisions of the Separate Account.

Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

MANAGEMENT

Here is a list of our directors and principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, the following persons have been involved in the management of Equitable and its subsidiaries in various positions for the last five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.


NAME AND PRINCIPAL               BUSINESS EXPERIENCE
BUSINESS ADDRESS                 WITHIN PAST FIVE YEARS
----------------                 ----------------------
DIRECTORS

Michel Beaulieu................  Director of Equitable  Variable since February 1992.  Senior Vice  President,  Equitable,  since
                                 September  1991;  prior thereto,  Chief Life Actuary AXA group 1989 to 1991;  Managing  Director
                                 Blondeau & CIE (France) 1986 to 1989. Director, Equity & Law (London).

Jerry de St Paer...............  Director of Equitable  Variable since April 1992.  Executive  Vice  President & Chief  Financial
                                 Officer,  Equitable,  since April 1992;  prior thereto,  Executive Vice President since December
                                 1990;  Senior Vice  President & Treasurer  June 1990 to December  1990;  Senior Vice  President,
                                 Equitable Investment  Corporation January 1987 to January 1991; Executive Vice President & Chief
                                 Financial  Officer,  Equitable  Companies  Inc.  since May  1992;  Director,  Economic  Services
                                 Corporation & various Equitable subsidiaries.

William T. McCaffrey...........  Director of Equitable Variable since February 1987. Executive Vice President,  Equitable,  since
                                 February 1986 and Chief  Administrative  Officer since  February 1988;  prior  thereto,  various other Equitable positions. Director, Equitable Foundation since September 1986.

Harvey Blitz...................  Director of Equitable  Variable  since  October 1992.  Senior Vice  President,  Equitable  since
                                 September 1987. Senior Vice President, The Equitable Companies,  Incorporated,  since July 1992.
                                 Director,  Equico  Securities,  Inc.,  since  September  1992; The Equitable of Colorado,  since
                                 September 1992;  Traditional Equinet Business Corporation of New York and its subsidiaries since
                                 October 1992.

Christophe Dupont-Madinier.....  Director of Equitable Variable since February 1993. Senior Vice President,  AXA (Paris, France),
                                 since  1988.  Director,   Donaldson,  Lufkin  &  Jenrette,  Inc.;  Alliance  Capital  Management
                                 Corporation, Equitable Real Estate Investment Management, Inc.

Pascal Thebe...................  Director of Equitable  Variable since  February 1993.  Vice  President,  Equitable,  since March
                                 1993.  Prior thereto,  Vice President,  AXA (Paris),  since March 1992;  Vice  President,  Alpha
                                 Assurances, since June 1989; Actuary, Drout Assurances, since 1986.

OFFICERS--DIRECTORS

James M. Benson................  President,  Equitable  Variable  since  December,  1993;  Vice Chairman of the Board,  Equitable
                                 Variable since July 1993.  President and Chief Operating  Officer,  Equitable,  February 1994 to
                                 present;  Senior  Executive  Vice  President,  April  1993  to  February  1994.  Prior  thereto,
                                 President, Management Compensation Group, 1983 to February 1993.

Gordon Dinsmore................  Senior  Vice  President,  Equitable  Variable,  since  February  1991.  Senior  Vice  President,
                                 Equitable since September 1989; prior thereto,  various other Equitable positions.  Director and
                                 Senior Vice President,  March 1991 to present,  Equitable of Colorado;  Director, FHJV Holdings,
                                 Inc., December 1990 to present; Director, Equitable Capital Securities Corporation,  August 1993
                                 to present, and Director Equitable Foundation, May 1991 to present.

Richard H. Jenrette............  Senior  Investment  Officer,  Equitable  Variable,  since  September  1988;  Chairman  and Chief
                                 Executive Officer, The Equitable Companies  Incorporated,  since May 1992; Chairman of Executive
                                 Committee,  Equitable, since February 1994. Prior thereto, Chairman since May 1987. Chairman and
                                 Chief  Executive  Officer  from May 1990 to  September  1992.  Chairman,  Donaldson,  Lufkin and
                                 Jenrette,  Inc., since December 1973. Director,  AXA since July 1991 and various other Equitable subsidiaries. Director, McGraw-Hill, Inc., since January 1993.

James S. Kalmer................  Senior Vice President,  Equitable  Variable,  since February 1991. Vice President since December
                                 1987.  Senior Vice President,  Equitable,  since September 1989, prior thereto,  Vice President.
                                 Director,  Traditional  Equinet Business  Corporation of New York (TRAEBCO) and its subsidiaries since March 1991.

NAME AND PRINCIPAL               BUSINESS EXPERIENCE
BUSINESS ADDRESS                 WITHIN PAST FIVE YEARS
----------------                 ----------------------
OFFICERS--DIRECTORS (Continued)

Joseph J. Melone...............  Chairman of the Board and Chief  Executive  Officer,  Equitable  Variable,  since November 1990;
                                 Chairman  of the  Board  and Chief  Executive  Officer,  Equitable,  February  1994 to  present;
                                 President and Chief  Executive  Officer,  September 1992 to February  1994;  President and Chief
                                 Operating  Officer from November 1990 to September 1992.  President and Chief Operating  Officer
                                 of The  Equitable  Companies  Incorporated  since  July  1992.  Prior  thereto,  President,  The
                                 Prudential  Insurance Company of America,  since December 1984.  Director,  Equity & Law (United
                                 Kingdom)  and  various  other   Equitable subsidiaries.

Brian O'Neil...................  Senior Vice President and Chief  Investment  Officer,  Equitable  Variable,  since October 1992.
                                 Executive  Vice  President & Chief  Investment  Officer,  Equitable,  since  April  1992;  prior thereto;  Senior Vice President  since February 1989;  Vice President from July 1988 to February
                                 1989. Senior Vice President, Equitable Capital, from November 1987 to March 1989.

Samuel B. Shlesinger...........  Senior Vice  President,  Equitable  Variable,  since  February  1988.  Senior Vice President and
                                 Actuary, Equitable; prior thereto, Vice President and Actuary.

Dennis D. Witte................  Senior  Vice  President,  Equitable  Variable,  since  February  1991;  Senior  Vice  President,
                                 Equitable, since July 1990; prior thereto, various other Equitable positions.

OFFICERS

J. Thomas Liddle, Jr...........  Senior Vice President and Chief  Financial  Officer,  Equitable  Variable,  since February 1986.
                                 Senior Vice President,  Equitable since April 1991;  prior thereto,  Vice President and Actuary,
                                 Equitable.

Franklin Kennedy, III..........  Vice President,  Equitable Variable, since August 1981. Senior Vice President,  Alliance Capital
  1345 Avenue of the Americas    Management  Corporation,  July  1993  to  present;  Senior  Vice  President,  Equitable  Capital
  New York, New York 10105       Management  Corporation,  March 1987 to July 1993.  Vice  President,  The  Hudson  River  Trust.
                                 Managing  Director  and  Chief  Investment Officer, Equitable Investment Management Corporation,
                                 from November 1983 to January 1987.

William A. Narducci............  Vice  President  and  Chief  Claims  Officer,  Equitable  Variable  since  February  1989.  Vice
  200 Plaza Drive                President, Equitable since February 1988; prior thereto, Assistant Vice President.
  Secaucus, New Jersey 07096

John P. Natoli.................  Vice President and Chief Underwriting  Officer,  Equitable  Variable,  since February 1988. Vice
  2 Penn Plaza                   President, Equitable.
  New York, New York 10121

Molly K. Heines................  Secretary,  Equitable  Variable,  since February 1991; Vice President and Secretary,  Equitable,
                                 since July 1990; prior thereto, Vice President & Counsel.

Kevin R. Byrne.................  Treasurer,  Equitable  Variable,  since September 1990; Vice President and Treasurer,  Equitable
                                 since  September  1993;  prior thereto,  Vice President from March 1989 to September  1993. Vice
                                 President  and  Treasurer,  The Equitable  Companies  Incorporated,  September  1993 to present;
                                 Frontier  Trust  since  August  1990;  Traditional  Equinet  Business  Corporation  of New  York
                                 (TRAEBCO) and its subsidiaries October 1990 to present.

Stephen Hogan..................  Vice President and Controller,  Equitable  Variable,  February 1994 to present.  Vice President,
                                 Equitable, January 1994 to present; prior thereto,  Controller, John Hancock subsidiaries,  from
                                 1987 to December 1993.

PART 4:       ILLUSTRATIONS OF POLICY BENEFITS

To help clarify how the key financial elements of the policy work, a series of tables have been prepared. The tables show how death benefits, Policy Account and Cash Surrender Values ("policy benefits") under a hypothetical Champion 2000 policy could vary over time if the divisions of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual policy benefits will differ from those shown in the tables if the annual investment returns AVERAGE 0%, 6% or 12% over a period of years but go above or below those figures in individual policy years. Actual policy benefits will also differ, depending on your premium allocations to each division, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual investment divisions. The tables are for a 40 year old standard risk male non-smoker. Scheduled premiums of $2,285.11 for an initial Face Amount of $200,000 are assumed to be paid at the beginning of each policy year. The Maximum Scheduled Premium for this policy is $7,542.56. See PREMIUM REDETERMINATION on page 7. The difference between the Policy Account and the Cash Surrender Values in the first fifteen years is the amount of the Surrender Charges. See SURRENDER CHARGES on page 15.

The tables illustrate cost of insurance and expense charges (policy cost factors) at both the current rates and at the maximum rates guaranteed in the policy. Beginning in the sixth policy year, the current tables reflect the reduction in current cost of insurance charges. Beginning in year eleven, the current charges reflect the termination of the Premium Sales Charge. See DEDUCTIONS FROM YOUR PREMIUMS on page 13. The amounts shown at the end of each policy year reflect current daily charges against the Separate Account investment divisions of .60% for mortality and expense risks (.70% for the guaranteed table), .48% for investment management (the average of the effective annual advisory fees applicable to each Trust portfolio during 1993 and the maximum advisory fee for the Equity Index Portfolio) and .03% for direct Trust expenses. The charge reflected for direct Trust expenses exceeds the aggregate actual charges incurred by the portfolios of the Trust as a percentage of aggregate average daily Trust net assets during 1993. The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.11%, on 6% it would be 4.83% and on 12% it would be 10.76%. Remember, however, that investment management fees and direct Trust expenses vary by portfolio. See THE TRUST'S INVESTMENT ADVISER on page 4.

The tables assume a first year monthly administrative charge of $20 and an applicable tax rate of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current tables assume that the monthly administrative charge remains constant at $5 after the first policy year. The guaranteed tables assume that this monthly charge is $8. The tables reflect the fact that no charge is currently made for Federal taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on the age and sex of the proposed insured person, standard risk assumptions and an initial Face Amount of your choice. If you purchase a policy, we will, on request, deliver an individualized illustration reflecting the scheduled premium you have chosen and the insured person's actual risk class. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Policy Account value. If you request illustrations more than once in any policy year, we may charge for the illustration.

                                  CHAMPION 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION A
                            ASSUMING CURRENT CHARGES



                                      DEATH BENEFIT(3)                  POLICY ACCOUNT(3)               CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   --------------------------------     ------------------------------     ------------------------------
    YEAR       PREMIUMS(2)       0%          6%         12%          0%         6%         12%          0%         6%         12%
    ----       ----------    --------    --------    --------     -------    -------    --------     -------    -------    --------
      1         $  2,399     $200,000    $200,000    $200,000     $ 1,488    $ 1,595    $  1,702     $   364    $   471    $    579
      2            4,919      200,000     200,000     200,000       3,119      3,432       3,758       1,881      2,194       2,521
      3            7,564      200,000     200,000     200,000       4,714      5,340       6,018       3,362      3,988       4,666
      4           10,342      200,000     200,000     200,000       6,272      7,320       8,502       4,866      5,914       7,095
      5           13,258      200,000     200,000     200,000       7,791      9,376      11,233       6,331      7,915       9,772

      6           16,320      200,000     200,000     200,000       9,273     11,512      14,242       7,759      9,997      12,727
      7           19,536      200,000     200,000     200,000      10,718     13,733      17,561       9,149     12,164      15,992
      8           22,912      200,000     200,000     200,000      12,124     16,042      21,224      10,522     14,439      19,621
      9           26,457      200,000     200,000     200,000      13,489     18,441      25,266      12,058     17,010      23,834
     10           30,179      200,000     200,000     200,000      14,814     20,938      29,735      13,555     19,678      28,476

     15           51,775      200,000     200,000     200,000      21,130     35,469      60,964      21,130     35,469      60,964

     20           79,337      200,000     200,000     227,493      25,850     53,126     113,804      25,850     53,126     113,804

 25 (age 65)    $114,515     $200,000    $200,000    $353,634     $28,778    $75,313    $202,539     $28,778    $75,313    $202,539

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.


                                 INTERNAL RATE OF RETURN               INTERNAL RATE OF RETURN
                                 ON CASH SURRENDER VALUES                 ON DEATH BENEFIT
                                ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
   END OF                        ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED     -----------------------------     -----------------------------------
    YEAR       PREMIUMS(2)        0%         6%        12%           0%           6%          12%
    ----       ----------      -------    -------    -------     ---------    ---------    ---------
      1         $  2,399       -84.06%    -79.38%    -74.68%     8,652.31%    8,652.31%     8,652.31%
      2            4,919       -46.40     -39.99     -33.68        786.87       786.87        786.87
      3            7,564       -31.61     -24.74     -18.04        306.10       306.10        306.10
      4           10,342       -23.68     -16.67      -9.88        174.31       174.31        174.31
      5           13,258       -19.07     -11.99      -5.17        117.08       117.08        117.08

      6           16,320       -16.09      -8.96      -2.12         86.06        86.06         86.06
      7           19,536       -14.01      -6.85      -0.01         66.91        66.91         66.91
      8           22,912       -12.45      -5.27       1.57         54.04        54.04         54.04
      9           26,457       -10.92      -3.82       2.94         44.87        44.87         44.87
     10           30,179        -9.77      -2.74       3.96         38.04        38.04         38.04

     15           51,775        -6.33       0.43       6.91         20.14        20.14         20.14

     20           79,337        -5.81       1.41       8.06         12.65        12.65         13.67

 25 (age 65)    $114,515        -5.80%      2.06%      8.74%         8.66%        8.66%        12.22%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT
ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  CHAMPION 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION A
                           ASSUMING GUARANTEED CHARGES



                                      DEATH BENEFIT(3)                  POLICY ACCOUNT(3)               CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   --------------------------------     ------------------------------     ------------------------------
    YEAR       PREMIUMS(2)       0%          6%         12%          0%         6%         12%          0%         6%         12%
    ----       ----------    --------    --------    --------     -------    -------    --------     -------    -------    --------
      1         $  2,399     $200,000    $200,000    $200,000     $ 1,486    $ 1,593    $  1,700     $   362    $   469    $    577
      2            4,919      200,000     200,000     200,000       2,986      3,295       3,616       1,748      2,057       2,379
      3            7,564      200,000     200,000     200,000       4,437      5,045       5,705       3,085      3,693       4,353
      4           10,342      200,000     200,000     200,000       5,834      6,842       7,980       4,428      5,436       6,574
      5           13,258      200,000     200,000     200,000       7,178      8,687      10,462       5,717      7,227       9,001

      6           16,320      200,000     200,000     200,000       8,462     10,577      13,167       6,947      9,063      11,652
      7           19,536      200,000     200,000     200,000       9,683     12,511      16,118       8,114     10,942      14,549
      8           22,912      200,000     200,000     200,000      10,840     14,488      19,338       9,238     12,886      17,736
      9           26,457      200,000     200,000     200,000      11,930     16,509      22,858      10,499     15,078      21,427
     10           30,179      200,000     200,000     200,000      12,946     18,568      26,704      11,687     17,309      25,444

     15           51,775      200,000     200,000     200,000      16,646     29,255      52,067      16,646     29,255      52,067

     20           79,337      200,000     200,000     200,000      16,948     39,710      92,335      16,948     39,710      92,335

 25 (age 65)    $114,515     $200,000    $200,000    $273,379     $11,630    $48,114    $156,574     $11,630    $48,114    $156,574

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.


                                INTERNAL RATE OF RETURN               INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                 ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
   END OF                       ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED    -----------------------------     -----------------------------------
    YEAR       PREMIUMS(2)       0%         6%        12%           0%           6%          12%
    ----       ----------     -------    -------    -------     ---------    ---------    ---------
      1         $  2,399      -84.14%    -79.46%    -74.77%     8,652.31%    8,652.31%    8,652.31%
      2            4,919      -49.25     -42.76     -36.38        786.87       786.87       786.87
      3            7,564      -34.92     -27.89     -21.05        306.10       306.10       306.10
      4           10,342      -26.97     -19.74     -12.76        174.31       174.31       174.31
      5           13,258      -22.25     -14.90      -7.85        117.08       117.08       117.08

      6           16,320      -19.17     -11.73      -4.63         86.06        86.06        86.06
      7           19,536      -17.05      -9.51      -2.37         66.91        66.91        66.91
      8           22,912      -15.45      -7.83      -0.67         54.04        54.04        54.04
      9           26,457      -13.85      -6.28       0.82         44.87        44.87        44.87
     10           30,179      -12.67      -5.12       1.95         38.04        38.04        38.04

     15           51,775       -9.72      -2.01       5.07         20.14        20.14        20.14

     20           79,337      -10.80      -1.36       6.30         12.65        12.65        12.65

 25 (age 65)    $114,515      -16.26%     -1.35%      7.08%         8.66%        8.66%       10.63%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT
ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  CHAMPION 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION B
                            ASSUMING CURRENT CHARGES



                                      DEATH BENEFIT(3)                  POLICY ACCOUNT(3)               CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   --------------------------------     ------------------------------     ------------------------------
    YEAR       PREMIUMS(2)       0%          6%         12%          0%         6%         12%          0%         6%         12%
    ----       ----------    --------    --------    --------     -------    -------    --------     -------    -------    --------
      1         $  2,399     $200,032    $200,138    $200,246     $ 1,486    $ 1,592    $  1,700     $   362    $   469    $    576
      2            4,919      200,000     200,311     200,637       3,115      3,427       3,753       1,877      2,190       2,515
      3            7,564      200,000     200,518     201,193       4,708      5,332       6,007       3,356      3,980       4,655
      4           10,342      200,000     200,764     201,940       6,264      7,308       8,484       4,858      5,902       7,078
      5           13,258      200,000     201,052     202,898       7,782      9,358      11,204       6,322      7,898       9,744

      6           16,320      200,000     201,392     204,103       9,263     11,488      14,199       7,748      9,973      12,684
      7           19,536      200,000     201,788     205,584      10,707     13,700      17,496       9,138     12,131      15,928
      8           22,912      200,000     202,247     207,378      12,113     15,999      21,130      10,510     14,396      19,527
      9           26,457      200,000     202,769     209,516      13,477     18,385      25,132      12,046     16,954      23,701
     10           30,179      200,000     203,370     212,051      14,803     20,866      29,547      13,544     19,606      28,288

     15           51,775      200,000     208,307     233,154      21,118     35,225      60,072      21,118     35,225      60,072

     20           79,337      200,000     217,042     275,059      25,839     52,358     110,375      25,839     52,358     110,375

 25 (age 65)    $114,515     $200,000    $232,553    $354,407     $28,767    $73,809    $194,943     $28,767    $73,089    $194,943

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.


                                INTERNAL RATE OF RETURN               INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                 ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
   END OF                       ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED    -----------------------------     -----------------------------------
    YEAR       PREMIUMS(2)       0%         6%        12%           0%           6%          12%
    ----       ----------     -------    -------    -------     ---------    ---------    ---------
      1         $  2,399      -84.15%    -79.47%    -74.78%     8,653.70%    8,658.37%    8,663.06%
      2            4,919      -46.48     -40.08     -33.78        786.87       787.60       788.36
      3            7,564      -31.68     -24.83     -18.14        306.10       306.48       306.99
      4           10,342      -23.74     -16.75      -9.97        174.31       174.60       175.06
      5           13,258      -19.12     -12.07      -5.26        117.08       117.35       117.81

      6           16,320      -16.12      -9.03      -2.22         86.06        86.31        86.81
      7           19,536      -14.04      -6.92      -0.11         66.91        67.17        67.71
      8           22,912      -12.48      -5.34       1.46         54.04        54.31        54.91
      9           26,457      -10.94      -3.89       2.82         44.87        45.15        45.82
     10           30,179       -9.79      -2.81       3.85         38.04        38.33        39.08

     15           51,775       -6.34       0.34       6.74         20.14        20.58        21.80

     20           79,337       -5.82       1.28       7.81         12.65        13.30        15.17

 25 (age 65)    $114,515       -5.80%      1.85%      8.50%         8.66%        9.62%       12.23%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT
ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  CHAMPION 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION B
                           ASSUMING GUARANTEED CHARGES



                                      DEATH BENEFIT(3)                  POLICY ACCOUNT(3)               CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   --------------------------------     ------------------------------     ------------------------------
    YEAR       PREMIUMS(2)       0%          6%         12%          0%         6%         12%          0%         6%         12%
    ----       ----------    --------    --------    --------     -------    -------    --------     -------    -------    --------
      1         $  2,399     $200,030    $200,137    $200,244     $ 1,484    $ 1,591    $  1,698     $   360    $   467    $    574
      2            4,919      200,000     200,173     200,494       2,982      3,289       3,610       1,744      2,052       2,373
      3            7,564      200,000     200,222     200,880       4,431      5,036       5,694       3,079      3,685       4,342
      4           10,342      200,000     200,285     201,416       5,826      6,829       7,960       4,420      5,423       6,554
      5           13,258      200,000     200,363     202,125       7,169      8,669      10,431       5,708      7,209       8,971

      6           16,320      200,000     200,458     203,025       8,452     10,554      13,121       6,937      9,039      11,606
      7           19,536      200,000     200,569     204,137       9,674     12,481      16,049       8,105     10,912      14,480
      8           22,912      200,000     200,698     205,487      10,831     14,450      19,239       9,228     12,847      17,636
      9           26,457      200,000     200,845     207,099      11,921     16,461      22,715      10,489     15,030      21,284
     10           30,179      200,000     201,012     209,006      12,937     18,508      26,502      11,677     17,249      25,242

     15           51,775      200,000     202,174     224,166      16,637     29,092      51,084      16,637     29,092      51,084

     20           79,337      200,000     203,956     252,925      16,940     39,272      88,241      16,940     39,272      88,241

 25 (age 65)    $114,515     $200,000    $206,411    $303,442     $11,621    $46,947    $143,978     $11,621    $46,947    $143,978

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.


                                INTERNAL RATE OF RETURN               INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                 ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
   END OF                       ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED    -----------------------------     -----------------------------------
    YEAR       PREMIUMS(2)       0%         6%        12%           0%           6%          12%
    ----       ----------     -------    -------    -------     ---------    ---------    ---------
      1         $  2,399      -84.23%    -79.56%    -74.87%     8,653.62%    8,658.29%    8,662.98%
      2            4,919      -49.34     -42.86     -36.50        786.87       787.28       788.03
      3            7,564      -34.99     -27.98     -21.16        306.10       306.26       306.75
      4           10,342      -27.03     -19.83     -12.87        174.31       174.42       174.86
      5           13,258      -22.29     -14.98      -7.96        117.08       117.17       117.62

      6           16,320      -19.21     -11.80      -4.74         86.06        86.14        86.62
      7           19,536      -17.08      -9.58      -2.49         66.91        66.99        67.51
      8           22,912      -15.48      -7.90      -0.80         54.04        54.13        54.69
      9           26,457      -13.87      -6.35       0.69         44.87        44.96        45.58
     10           30,179      -12.69      -5.19       1.80         38.04        38.13        38.82

     15           51,775       -9.73      -2.08       4.84         20.14        20.25        21.37

     20           79,337      -10.81      -1.47       5.92         12.65        12.80        14.51

 25 (age 65)    $114,515      -16.27%     -1.55%      6.53%         8.66%        8.86%       11.28%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT
ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                      APPENDIX A

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance or ranking of the Separate Account investment divisions and Trust portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Division or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity/Life Sourcebook, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments Age, USA Today, Investor's Daily, the New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund. This means that the performance data reported by the Trust may appear relatively more favorable than the performance data reported by the Separate Account divisions.

The Morningstar Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the investment divisions of the Separate Account, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Champion 2000 premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Division of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those investment divisions that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1925 and December 31, 1993 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account and do not constitute a representation that the performance of the investment divisions of the Separate Account will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page A-1 of the Trust's prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

                                              LONG-TERM             LONG-TERM          INTERMEDIATE-                     CONSUMER
                             COMMON           GOVERNMENT            CORPORATE             TERM            TREASURY        PRICE
                             STOCKS             BONDS                 BONDS               BONDS             BILLS         INDEX
                             ------             -----                 -----               -----             -----         -----
FOR THE
FOLLOWING
PERIODS ENDING
12/31/93:
--------
 1 year.................      9.99%             18.24%                13.19%              11.24%            2.90%         3.00%
 3 years................     15.63              15.08                 14.07               11.25             3.99          2.99
 5 years................     14.50              13.84                 13.00               11.35             5.61          3.94
10 years................     14.94              14.41                 14.00               11.43             6.35          3.73
20 years................     12.76              10.10                 10.16                9.85             7.49          5.92
30 years................     10.46               7.37                  7.69                8.17             6.65          5.32
40 years................     11.80               6.01                  6.43                6.80             5.55          4.32
50 years................     12.30               5.21                  5.57                5.74             4.61          4.35
60 years................     11.42               5.11                  5.54                5.43             3.86          4.10
Since 1926..............     10.33               5.02                  5.59                5.25             3.69          3.13
Inflation Adjusted
Since 1926..............      6.98               1.83                  2.38                2.06             0.54           N/A
----------

*Source:  Ibbotson,  Roger G. and Rex A. Sinquefield,  STOCKS, BONDS, BILLS, AND
 INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1994 YEARBOOK(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

 Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

 Long-term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

 Long-term Corporate Bonds -- For the period 1969-1993, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1993; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

 Intermediate-term   Government  Bonds  --  Measured  by  a  one-bond  portfolio constructed each year containing a bond with approximately a five year maturity.

 U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

 Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.



                                      A-2